File No. 333-282407
As filed with the Securities and Exchange Commission on December 27, 2024
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 1	[X]
(Check appropriate box or boxes)

RIVERSOURCE LIFE INSURANCE COMPANY
(Name of Insurance Company)

70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(612) 678-5337
(Insurance Company's Telephone Number, including Area Code)
Nicole D. Wood
50605 Ameriprise Financial Center
Minneapolis, MN 55474
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously after the registration statement becomes effective.
It is proposed that this filing will become effective (check appropriate box):
[]	immediately upon filing pursuant to paragraph (b)
[]	on [date] pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a)(1)
[]	on [date] pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”)
If appropriate, check the following box:
[]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterize the Registrant:
[]	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
[]
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

[]	Insurance Company relying on Rule 12h-7 under the Exchange Act
[]	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2025

RiverSource®

Structured Solutions 2SM annuity

Single Purchase Payment Deferred Index-Linked Annuity Contract and Interests therein

Issued by:

RiverSource Life Insurance Company (RiverSource Life)

70100 Ameriprise Financial Center Minneapolis, MN 55474

Telephone: 1-800-862-7919 (Service Center)

RiverSource Account MGA

This prospectus contains important information that You should know before investing in the RiverSource Structured Solutions 2 annuity contract (the Contract) issued by RiverSource Life Insurance Company (“RVS Life”, the “Company”, “us”, “we” or “our”). The Contract is a single purchase payment deferred index-linked annuity designed to help You invest on a tax-deferred basis and meet long-term financial goals. Please read this prospectus before investing and keep it for future reference.

You can purchase a Contract if You are age 90 or younger. The Company does not allow additional purchase payments after the Contract is issued. The Contract is an insurance product and is not an investment in a mutual fund or exchange-traded fund (“ETF”) that tracks an index. You may allocate Your purchase payment to one or more of the index-linked investment options (“Indexed Accounts”) available under the Contract. Each Indexed Account earns a rate of return (which may be positive, negative, or zero) based in part on the performance of a published index(es) or an ETF (both described as an “Index”) and the applicable Crediting Method which includes a Cap, Upside Participation Rate, Contingent Return, Annualized Income Rate, and/or Annual Fee, as applicable, and which includes a protection option (Buffer or Trigger) if the Index performance is negative. The Interim Account (when available) credits a declared rate of interest. For additional information about each of the investment options available under the Contract, see “Appendix A: Investment Options Available Under the Contract.” The Indexes used are price return indexes and the performance of the Indexes does not reflect dividends paid on the underlying stocks. Returns of the iShares U.S. Real Estate ETF are reduced by any underlying fund fees or expenses, and performance of the ETF does not reflect dividends or other distributions declared by the ETF.

Each time You make an allocation to an Indexed Account, a segment within the Indexed Account (“Segment”) is created. The value of each Segment will change daily, positively or negatively, and can reflect significantly less gain or more loss than would be applied on the date the Segment ends (“Segment Maturity Date”).

We may limit the amount You can earn on a Segment. On the Segment Maturity Date, the rate of return (which may be positive, negative, or zero) for each Segment is based on the Index performance and Crediting Method of the Indexed Account. A Cap (declared maximum rate of return when the Index return is positive), Contingent Return (predetermined rate of return if Index return does not have a loss that exceeds the protection level), Annualized Income Rate (provides a declared rate of monthly income in lieu of any upside returns), and/or Annual Fee (declared percentage deducted to determine the Segment return) may limit the Segment rate of return, and You may earn less than the full amount of positive Index returns. Upside Participation Rates are always 100% or greater so they will not limit the upside return. Income Choice options provide monthly income based on the Annualized Income Rate in lieu of any upside returns. We can change the Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees for new Segments, subject to guaranteed minimum or maximum rates. The Guaranteed Minimum Cap for any currently offered Indexed Account is 2% for 1-year Segments and all Annual Lock Segments, 6% for 3-year Segments, and 8% for 6-year Segments. The Guaranteed Minimum Upside Participation Rate for any currently offered Indexed Account is 100%. The Guaranteed Minimum Contingent Return for any currently offered Indexed Account is 1% for 1-year Segments, 2% for 2-year Segments, and 3% for 3-year Segments. The Guaranteed Minimum Annualized Income Rate for any currently offered Indexed Account is 1%. The Guaranteed Maximum Annual Fee for any currently offered Indexed Account with an Annual Fee is 5% and for any other currently offered Indexed Account is 0%. See “Contract Fees, Charges, and Value Adjustments, “Valuing Your Investment,” and “Crediting Methods” for an explanation of how Your Contract Value and Segment Value are determined.

The Contract is a complex investment and involves risks, including potential loss of principal. You bear the risk of potential loss of principal and any related earnings including any earnings on prior Segments with respect to investments in the Indexed Accounts. Depending upon which Indexed Account(s) You select, You will bear a greater or lesser risk of loss and You may lose all or a portion of Your investment. The extent of this loss will var y based on the protection option (Buffer or Trigger) and the

RiverSource Structured Solutions 2 annuity — Prospectus 1

level of protection of the Indexed Account you choose. With a Buffer, on the Segment Maturity Date, You only incur the portion of the Index loss that exceeds the Buffer percentage. With a Trigger, on the Segment Maturity Date, You incur the full loss if the Index return is negative and exceeds the Trigger percentage. Depending on the Indexed Account(s) You select, if You invest in an Indexed Account with a Buffer and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance ranges from 0% to 90% of your investment, including any prior earnings. This maximum loss may be greater if you invest in an Indexed Account with an Annual Fee. If you invest in an Indexed Account with a Trigger and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance is 100% of your investment, including any prior earnings.

We can change the available Indexed Accounts at any time on or after the first Contract Anniversary; however, We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee a Trigger protection option will always be available, See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

You are permitted to take partial and full surrenders at any time before the date on which Annuity Payments begin (Annuitization Start Date). Partial and full surrenders may be subject to Surrender Charges, negative Market Value Adjustments, taxes, and/or tax penalties. In addition to a Surrender Charge, a Market Value Adjustment (“MVA”) may apply to surrenders from Indexed Accounts during the MVA Period, including the Total Free Amount. An MVA may result in both upward and downward adjustments in surrenders and amounts applied to an Annuity Payment plan. A positive MVA can increase the death benefit, but an MVA will not decrease the death benefit. See “Contract Fees, Charges and Value Adjustments – Market Value Adjustments” for more information. Before the Segment Maturity Date, the amounts available for full or partial surrenders (including, required minimum distributions and the Total Free Amount, excluding Income Choice monthly income), death benefit payments, or amounts applied to an Annuity Payment plan are subject to the Segment Value calculation, which could significantly reduce the amount available for these actions. This also means the Segment Value could be less if any of these actions happen during a Segment rather than if You held the Segment until the Maturity Date and the full protection is reflected. In extreme circumstances, you could lose up to 100% of your investment and any prior earnings due to the Segment Value calculation and/or a negative MVA.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. This Contract is not for You if You plan to take surrenders before the end of the Surrender Charge period and MVA Period or if you intend or need to take full or partial surrenders during a Segment due to the Segment Value calculation.

The Contract does not provide tax deferral benefits, beyond those already provided under the Internal Revenue Code, for a Contract purchased as a Qualified Contract, such as an Individual Retirement Annuity (“IRA”). Amounts withdrawn from the Contract prior to age 59 1⁄2 may also be subject a 10% IRS penalty. Investors should consult with their tax advisor for more information.

If You are new investor in the Contract, You may cancel the Contract within 10 days of receiving it without paying fees or penalties (although the amount refunded may be based on the Segment Value calculation). In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount You paid with Your application or Your total Contract Value (amount depends on your state law). You should review this prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply. See “Purchase - Right to Examine and Cancel” and “Appendix B: State Variations” for more information.

Our obligations under the Contract are subject to Our financial strength and claims-paying ability.

The principal underwriter of the Contract is RiverSource Distributors, Inc. The offering of the Contract is intended to be continuous..Index-linked annuity contracts are complex insurance and investment vehicles. You should speak with a financial advisor about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for You based upon Your financial situation and objectives. Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this Contract involves investment risk including the possible loss of principal. See “Principal Risks of Investing in the Contract” for more information.

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Defined Terms

In this prospectus, the following capitalized terms have the indicated meanings:

Age. The number of whole years since birth, which is the same as the Age as of a person’s latest birthday. If You were born on February 29, We will use February 28 in determining Your Age in years when February only has 28 Days.

Annual Fee. A declared fee applicable for each year of a Segment for certain Crediting Methods.

Annualized Income Rate. A declared annualized percentage that is used to determine the Monthly Income for the Income Choice crediting method.

Annuitant. The person or persons on whose life periodic Annuity Payments depend.

Annuitization Start Date. The date on which Annuity Payments begin. You will be notified prior to the scheduled Annuitization Start Date.

Annuity Payments. Periodic payments We make to You, or other named recipient(s), beginning on the Annuitization Start Date.

Buffer. A protection option for certain Crediting Methods. The Buffer percentage is the maximum decrease in the Index rate of return before the Segment will incur a loss. If the Index rate of return is more negative than the Buffer percentage, the negative Index rate of return will be reduced by the Buffer percentage. If the Index rate of return is negative and between zero and the Buffer percentage (inclusive of the Buffer percentage), the Segment will not have a loss due to negative Index performance . The Buffer percentage for each applicable Indexed Account will not change for the duration of the Contract.

Business Day. Any day, Monday through Friday, on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4 p.m. Eastern time unless the NYSE closes earlier. When the NYSE closes, the next Business Day starts. If the Securities and Exchange Commission determines the existence of emergency conditions on any day and, consequently, the NYSE does not open for regular trading, then that day is not a Business Day. We will process your transaction request (such as a transfer or surrender request) as of the Business Day We receive Your request.

Cap. For certain Crediting Methods, a declared maximum rate of return for a Segment when the Index rate of return is positive.

Code. The Internal Revenue Code of 1986, as amended.

Contingent Annuitant. If the Annuitant is not an Owner, the person who becomes the Annuitant if the Annuitant dies prior to the Annuitization Start Date.

Contingent Return. A declared rate of return for certain Crediting Methods. You will earn a predetermined rate of return if the Index rate of return is positive or is a loss that does not exceed the Buffer or Trigger percentage.

Contract Anniversary. The same Day and month as the Contract Date each year that the Contract remains in force.

Contract Date. The effective date of the Contract from which Contract Anniversaries and Contract years are determined.

Contract Value. The sum of the values in the Interim Account and the Indexed Account(s).

Crediting Method. A method used to determine the Segment rate of return.

Day. A calendar day, unless specified other wise.

Full Surrender Value. The Contract Value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits):

•	less any Surrender Charge, and

•	less any pro rata rider charges, and

•	plus any Market Value Adjustment

General Account. The account that holds all of RiverSource Life’s assets, other than assets in any separate account(s) it may maintain.

Good Order. We cannot process Your transaction request relating to the Contract until We have received the request in Good Order at our Service Center. “Good order” means the actual receipt of the transaction request in writing, along with all information, forms and supporting legal documentation necessary to affect the transaction. To be in “Good Order,” Your instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions. This information and documentation generally include Your completed request; the Contract number; the transaction amount (in dollars); the names of and allocations to and/or from the Indexed Accounts and the Interim Account (if applicable) affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that We may require. For certain transactions, at Our option, We may require the signature of all Contract Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by Us to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirements at any time.

Index. A published index used to determine the Segment rate of return or the reference rate for the Market Value Adjustment. For purposes of this Contract, an Exchange Traded Fund (ETF) is considered an index.

Index Value. The published closing value of a particular Index for any Business Day. When calculating the Index rate of return, if the Index provider did not publish an Index Value on a Day, We will use the Index Value on the next Business Day. When determining the MVA reference rate, if the MVA Index was not published on a Day, We will use the most recently published closing value prior to that Day. We will not use an Index Value from a non-Business Day, even if the Index provider publishes a value on that Day.

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Indexed Account. An option available to which You allocate the purchase payment and Contract Value. Each Indexed Account includes an Index(es), Crediting Method, duration, and protection option with a protection percentage. The Crediting Method, duration and applicable protection option and percentage for each Indexed Account will not change for the duration of the Contract.

Interim Account. An option available to which You may allocate Contract Value after the MVA Period or after a spousal continuation, subject to the limits in the Transfer of Contract Value provision. Also, used to hold amounts for the optional automated transfer program and transfers of the Monthly Income amount if elected by You. Amounts applied to the Interim Account earn a declared rate of interest.

Investment Base. The Investment Base is used to calculate the Segment Value. Each Segment has its own Investment Base. When a Segment starts, the Investment Base is set equal to the portion of the purchase payment or Contract Value that is allocated to an Indexed Account. The Investment Base is adjusted proportionally for partial surrenders and any rider charges based on the percentage of Segment Value that is surrendered/deducted (i.e. the Investment Base is reduced by more or less than the dollar amount surrendered/deducted depending on whether the Segment Value is less than or greater than the Investment Base, which is generally dependent upon the performance of the Index in addition to other factors. See “Valuing Your Investment – Indexed Account(s) Value” for more information). The Investment Base is separate from Your Contract Value and Segment Value and cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

Market Value Adjustment (MVA): A positive or negative adjustment that applies to surrenders (including the Total Free Amount and required minimum distributions) or amounts applied to an annuity payment plan during the MVA Period. The MVA Period is equal to the Surrender Charge period that You select. An MVA will not apply to surrenders from the Interim Account or Income Choice monthly income.

Monthly Anniversary. The same Day of each month following the Segment start date. If the Day does not exist in any month, We will consider the last calendar Day of that month as the Monthly Anniversary.

Monthly Income. The amount payable each month for a Segment with an Income Choice Crediting Method.

Nonqualified Contract. A contract used primarily for retirement purposes that is not intended to qualify as a Tax Qualified Contract.

Owner, You, Your. “Owner,” “You” or “Your” refer to the Owner or Owners of this Contract. Any Contract provisions based on the Age of the Owner will be based on the Age of the oldest Owner. Any ownership change, including continuation of the contract by Your spouse under the Spouse’s Option to Continue Contract provision, redefines “Owner,” “You” and “Your” as the new Owner.

Rate Lock Period. A period measured from the application date. If the Contract is issued during this period, the initial Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees will be based on those in effect on the application date. The Rate Lock Period is 30 days plus the number of days until the next Business Day after the 30th day.

Segment. A Segment is created each time an amount is allocated to an Indexed Account. A Segment can only start on the Contract Date or on a Contract Anniversary.

Segment Lock Date. The Business Day the Segment is locked by either the elective or automatic lock feature.

Segment Maturity Date. The date a Segment ends. This is the Contract Anniversary date either (1) after the specified number of years following the Segment start date or (2) as changed by either an elective or automatic lock.

Segment Value. The amount of Your Contract Value that is allocated to a Segment. The value fluctuates daily.

Surrender Charge. A charge We may deduct, based on the Surrender Charge schedule You selected at the time of application, if You surrender all or part of Your Contract Value before the end of the Surrender Charge period. A Surrender Charge does not apply to the Total Free Amount.

Surrender Value. The amount You are entitled to receive if You make a full surrender from Your Contract. It is the Contract Value as of the Business Day we receive your request less any Surrender Charges less any rider charges plus any Market Value Adjustment.

Tax Qualified Contract. A contract that is intended to qualify as part of a tax-advantaged retirement plan such as individual retirement annuities, tax-sheltered annuities or other tax-advantaged retirement plans.

Total Free Amount. The total amount You may surrender in any contract year during the Surrender Charge period without incurring a Surrender Charge. A Market Value Adjustment will apply to the Total Free Amount during the Surrender Charge period.

Transfer Window. The 30-day period of time before a Contract Anniversary during which You may request a transfer of any Contract Value in the Interim Account and any Segments that mature on that Contract Anniversary to any available Indexed Accounts. After the MVA period or after a spousal continuation, You may also transfer to the Interim Account.

Trigger. A protection option for Contingent Return. The Trigger percentage is the maximum percentage decrease in the Index rate of return before the Segment will incur a loss. If the Index rate of return is more negative than the Trigger percentage, this option provides no protection, and the Segment will incur the full negative Index rate of return (unlike the Buffer protection that would reduce the loss). If the Index rate of return is negative and between zero and the Trigger percentage (inclusive of the Trigger percentage), the Segment will not have a loss due to negative Index performance. The Trigger percentage for each applicable Indexed Account will not change for the duration of Your Contract.

Upside Participation Rate. A declared percentage that may adjust the rate of return for certain Crediting Methods.

We, Us, Our. Any reference to “We,” “Us” or “Our” means RiverSource Life Insurance Company.

Written Request. A request in writing on a form acceptable to Us, signed by You and delivered to Us at Our service center. We may allow requests by other methods agreed to by Us.

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Overview of the Contract

This summary provides a brief overview of the RiverSource Structured Solutions 2 annuity.

The RiverSource Structured Solutions 2 annuity is a single purchase payment deferred indexed-linked annuity contract issued by RiverSource Life. The Contract may not be currently available in all states and may var y in Your state.

Purpose

The purpose of the Contract is to allow You to accumulate money for retirement or similar long-term goals. Until You decide to annuitize the Contract, You can take partial or full surrenders and if You die before the Contract is annuitized We pay a death benefit to Your Beneficiary(s). After the Annuitization Start Date, We make payments based on the annuity payment option You select and Your Contract Value. All payments under the Contract are subject to the terms and conditions described in this prospectus.

The Contract may be appropriate for You if you have a long investment time horizon and are looking for indirect exposure to equity markets through investment options that provide a level of protection from loss, and/or You are looking for tax-deferred growth.

This Contract is not for You if You are looking for a short-term investment or if You plan to take surrenders before the end of the Surrender Charge period and MVA Period. Investment in the Contract involves investment risks, including possible loss of principal and previous earnings on prior and current Segments. You should carefully consider whether You should purchase this Contract if You intend to take partial surrenders before a Segment Maturity Date, or prior to the end of the applicable Surrender Charge period and MVA Period. See “Principal Risks of Investing in the Contract”.

Phases

The Contract has two phases: the Accumulation Phase and the Income phase.

Accumulation Phase. During the Accumulation Phase, You grow your Contract Value and its benefits by investing Your purchase payment and any accumulated earnings in the investment options available under the Contract, which include one or more Indexed Accounts and the Interim Account (when available). Each Segment earns a rate of return (which may be positive, negative, or zero) on the Segment Maturity Date based on the Index performance and Crediting Method. The Interim Account, which You can invest in after the MVA Period ends or after a spousal continuation, credits a declared annual rate of interest for one-year periods. Your Contract Value impacts the value of your Contract’s benefits during the Accumulation Phase, as well as the amount available for surrenders, annuitization and death benefits.

Additional information about each of the investment options available under the Contract is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.

Each time You make an allocation to an Indexed Account, a new Segment is created. Each of the Indexed Accounts tracks the performance of an Index(es) for the duration of a Segment. We will determine the Segment rate of return, which may be positive, negative, or zero, at the end of each Segment based, in part, on the performance of the Index(es). You could lose a significant amount of money if the Index(es) declines in value. Each Indexed Account includes an underlying Index(es), a Crediting Method which includes a specific protection option and level of protection, and a Segment duration of 1, 2, 3, or 6 years (also referred to as the “Segment term” or “term”).

For each Segment, on the Segment Maturity Date, the Segment rate of return will be applied to the amount You allocate to the Segment (“Investment Base”), which will be reduced for any partial surrenders or rider charges deducted. To calculate the Segment rate of return on the Segment Maturity Date, We first calculate the change in Index Value during the Segment term. Except for the Annual Lock with Buffer crediting method, the change in Index Value for each Segment is measured using a Point-to-Point method, which means that We determine the difference between the Index Value on the Segment start date and the Index Value on the Segment Maturity Date. This difference results in the Index rate of return. Except for Segments with the Annual Lock with a Buffer crediting method, the Segment rate of return is based on the Index rate of return at a single point in time (the Segment Maturity Date). It is not affected by the Index Value on any date between the Segment start date and Segment Maturity Date. The Index rate of return, like the Segment rate of return, may be positive, negative, or zero depending on the Index performance during the Segment.

After calculating the Index rate of return, we then calculate the Segment rate of return, which (except for the Annual Lock crediting method) is determined by applying the applicable Crediting Method of the Indexed Account to the Index rate of return.

We may limit the negative Index rate of return used on the Segment Maturity Date through the protection option of the Indexed Account. Each Crediting Method provides a level of protection from negative Index performance in the form of a Buffer or Trigger.

Buffer. The Buffer percentage is the maximum decrease in the Index Value before the Segment rate of return will reflect a loss. If the Index rate of return is more negative than the Buffer percentage, the Segment rate of return will be negative by the amount that the Index rate of return exceeds the Buffer percentage. If the negative Index rate of return is between 0% and the Buffer percentage (inclusive of the Buffer percentage), the Segment rate of return will not reflect a loss due to negative Index performance. For example, if the Index rate of return is -15%, and the Buffer percentage is -10%, the Segment rate of return will be -5% (which is the amount that the negative Index rate of return exceeds the Buffer percentage) on the Segment Maturity Date. A Buffer of -100% will not result in any loss due to negative Index performance on the Segment Maturity Date, regardless of the Index rate of return. For

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Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Buffer is applied. The Buffer percentage for each applicable Indexed Account will not change for the duration of the Contract.

Trigger. For the Contingent Return crediting method, similar to a Buffer, the Trigger percentage is the maximum percentage decrease in the Index Value before the Segment rate of return will reflect a loss. However, if the Index rate of return is more negative than the Trigger percentage, this option provides no protection, and the Segment rate of return will be equal to the full negative Index rate of return (unlike the Buffer protection that would reduce the loss). If the Index rate of return is negative and between zero and the Trigger percentage (inclusive of the Trigger percentage), the Segment rate of return will be positive equal to the Contingent Return, and the Segment will not incur a loss due to negative Index performance. For example, if the Index rate of return is -35%, and the Trigger percentage is -30%, the Segment rate of return will be -35% (which is the full negative Index rate of return) on the Segment Maturity Date. The Trigger percentage for each applicable Indexed Account will not change for the duration of Your Contract.

We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. There is no guarantee a Trigger protection option will always be available. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

We may also limit the positive Index rate of return used on the Segment Maturity Date according to the Cap, Contingent Return, Annualized Income Rate, and/or Annual Fee of the applicable Crediting Method.

Cap. A Cap is a declared maximum Segment rate of return when the Index rate of return is positive. For example, if the Index rate of return is 15%, and the Cap is 10%, the Segment rate of return will be 10% (the Index rate of return up to and including the Cap) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Cap is applied. The Guaranteed Minimum Cap for any currently offered Indexed Accounts is 2% for one-year terms and Annual Lock options, 6% for three-year terms, and 8% for six-year terms.

Upside Participation Rate. The Upside Participation Rate is a declared percentage multiplied by the positive Index rate of return, limited by the Cap (if applicable) to determine the Segment rate of return. For example, if the Index rate of return is 15%, and the Upside Participation Rate is 120%, the Segment rate of return will be 18% (the Upside Participation Rate multiplied by the Index rate of return) on the Segment Maturity Date. If the Cap was 17%, then the Segment rate of return would be limited to 17%. Upside Participation Rates of 100% will neither increase nor decrease the Segment rate of return relative to the Index rate of return, and Upside Participation Rates greater than 100% will increase the Segment rate of return relative to the Index rate of return, up to the Cap (if applicable). For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Upside Participation rate and any Cap is applied. The Guaranteed Minimum Upside Participation Rate for any currently offered Indexed Account is 100%.

Annualized Income Rate. The Annualized Income Rate is a declared annualized percentage that is used to determine the Monthly Income for the Income Choice Indexed Accounts. The Monthly Income is the amount payable each month as a partial surrender during the Segment. The Annualized Income Rate is multiplied by the Investment Base and divided by 12 to determine the Monthly Income. Income Choice Indexed Accounts provide Monthly Income during the Segment in lieu of earning any positive Segment rate of return on the Segment Maturity Date, so if the Index rate of return for an Income Choice Segment is zero or positive, the Segment rate of return on the Segment Maturity Date will be equal to zero. For example, if the Index rate of return for the Segment is 15%, the Annualized Income Rate is 6%, and the Investment Base is $25,000, the Monthly Income during the Segment will be $125.00 (the Annualized Income Rate multiplied by the Investment Base, divided by 12), and the Segment rate of return will be 0% on the Segment Maturity Date. The Guaranteed Minimum Annualized Income Rate for any currently offered Indexed Account is 1%.

Contingent Return. The Contingent Return is a declared rate of return. The Segment rate of return will be equal to the Contingent Return if the Index rate of return on the Segment Maturity Date is zero or positive, or negative but not more negative than (and inclusive of) the applicable Buffer percentage or Trigger percentage. For example, if the Contingent Return is 8%, the Buffer percentage is -10%, the Index rate of return is 15% (positive), the Segment rate of return will be 8% (the Contingent Return) on the Segment Maturity Date,. Similarly, in the same example, if the Index rate of return is -10% (negative up to and including the Buffer percentage), the Segment rate of return will be 8% (the Contingent Return. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the Contingent Return. The Guaranteed Minimum Contingent Return for any currently offered Indexed Account is 1% for one-year terms, 2% for two-year terms, and 3% for three year-terms.

Annual Fee. The Annual Fee is a declared fee percentage for Indexed Accounts with the Annual Fee Crediting Method. The “total fee” equals the Annual Fee multiplied by the number of years in the Segment. The total fee is deducted from the Index rate of return on the Segment Maturity Date after the Cap, Contingent Return, Upside Participation Rate or Buffer is applied to determine the Segment rate of return. The total fee will reduce any positive Segment rate of return, and any negative Segment rate of return will be more negative. For example, if the Index rate of return for a 3-year Segment is 75%, the Cap is 60%, and the Annual Fee is 1%, the Segment rate of return will be 57% (the Index rate of return up to the Cap, minus the total fee) on the Segment Maturity Date. The Guaranteed Maximum Annual Fee is 5% for any currently offered Indexed Accounts with an Annual Fee and 0% for all other currently offered Indexed Accounts.

Income Phase. The Income Phase begins when You (or Your beneficiary) choose to annuitize the Contract. If You annuitize, you will receive a stream of income payments from Us; however, you will be unable to make full or partial surrenders (unless the annuity payment plan you select provides otherwise), and all Contract benefits, including death benefits, will terminate. You can apply all or a part of your Contract Value (less any applicable premium tax and/or other charges) to an annuity payment plan that begins on the

RiverSource Structured Solutions 2 annuity — Prospectus 9

Annuitization Start Date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. All Annuity Payments are made on a fixed basis.

Contract Features.

Death Benefits. If You die before the Annuitization Start Date, We will pay the death benefit to Your beneficiary. We offer a Standard Death Benefit equal to the Return of Purchase Payment Value for ages 80 and younger on the application date or the Contract Value (adjusted for any applicable rider charges) for ages 81 and older on the application date at no additional charge. We also offer optional death benefits that you may elect for an additional charge that may increase the amount of the death benefit. After the death benefit is paid, the Contract will terminate.

Surrenders. You may surrender all or part of your Contract Value at any time before the Annuitization Start Date. If you request a full surrender, You will receive your Full Surrender Value and the Contract will terminate. You also may establish automated partial surrenders. All surrenders, including those taken on a Segment Maturity Date, may be subject to Surrender Charges (if amount surrendered is more than the remaining Total Free Amount), an MVA (during the MVA period), and income taxes (including an IRS penalty that may apply to surrenders made prior to You reaching age 59 1⁄2) and may have other tax consequences.

Tax Treatment. You can transfer money between Indexed Accounts (or to the Interim Account after the MVA Period or after a spousal continuation) without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a surrender, upon receiving an annuity payment, or upon payment of the death benefit.

Additional Features.

●

Segment Value Lock. For no additional charge, you may request a lock of the Segment Value at any time during the Segment by notifying Us. If You decide to exercise a Segment Value lock, Your Segment Value (which otherwise fluctuates daily) is “locked in” as of close business on the Segment Lock Date and will not change for the remainder of the Segment unless you take a partial surrender. For Segments that allow an automatic lock, at any time during the Segment, You may set an Automatic Lock Target to automatically lock the Segment Value when the Segment Return to Date reaches the Automatic Lock Target. Only one Segment Value lock (either elective or automatic) is allowed during a Segment. There are risks associated with Segment Value locks. See “Principal Risks of Investing in the Contract, Locking the Segment Value”. A Segment Value lock (either elective or automatic) is irrevocable.

●

Automated Partial Surrenders. For no additional charge, you may take automatic partial surrenders from the Contract Value. You may elect automatic partial surrenders of a fixed dollar amount, or of Contingent Return earnings (when using the optional automated transfer program). If You are invested in Income Choice Indexed Accounts, You will automatically receive partial surrenders of the Monthly Income Amount. Automated partial surrenders may be subject to an MVA (does not apply to Monthly Income and Contingent Return earnings when using the optional automated transfer program), in addition to Surrender Charges (if amount surrendered is more than the remaining total free amount), taxes and/or tax penalties.

●

Automated Transfers. For no additional charge, on each Contract Anniversary, You may elect to automatically transfer any earnings that are greater than $0 from the 1-year Segments with a Contingent Return to the Interim Account, up to the Total Free Amount.

●

Automatic Rebalancing. For no additional charge, if you are invested only in 1-year Indexed Accounts and the Interim Account, you may elect automatic rebalancing for Your Contract Value. If automatic rebalancing is elected, on each Contract Anniversary, We will automatically reallocate Your Contract Value between 1-year Indexed Accounts and the Interim Account according to Your current election instructions.

●

Total Free Amount. Each Contract Year during the Surrender Charge period, you may surrender a portion of your Contract Value without incurring a Surrender Charge. An MVA will still apply to partial surrenders of the Total Free Amount during the MVA period. Taxes and/or tax penalties may also apply.

Contract Adjustment.

You could lose a significant amount of money due to the Segment Value calculation if amounts are removed prior to the Segment Maturity Date or due to a negative MVA if amounts are removed prior to the end of the MVA Period. Full and partial surrenders (including, RMDs, and the Total Free Amount, but excluding Income Choice monthly income), death benefits, and annuitization from the Segments before the Segment Maturity Date, as well as the elective and automatic lock features, will be based on the Segment Value calculation. An MVA will apply to full and partial surrenders (including RMDs, and the Total Free Amount, but excluding Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program), annuitization, and death benefit payments from the Segments during the MVA Period. An MVA may increase the death benefit but will not decrease it.

10 RiverSource Structured Solutions 2 annuity — Prospectus

Important Information You Should Consider About the Contract

Fees, Expenses and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

If you take a surrender during the first 3 or 6 Contract Years (depending on which Surrender Charge schedule you select), you may be assessed a Surrender Charge of up to 9% of the amount of the purchase payment surrendered. For example, if you make an early withdrawal, you could pay a Surrender Charge of up to $9,000 on a $100,000 investment. The amount available for surrender will be lower if there is a decrease in Contract Value due to the Segment Value calculation or a negative MVA is applied. Taxes and/or tax penalties may also apply.

If all or a portion of Contract Value is removed from a Segment prior to the Segment Maturity Date, the Segment Value calculation is used to determine the amount available. In extreme circumstances, depending on the Indexed Account(s) you select, You could lose up to 100% of the amount invested in a Segment due to the Segment Value calculation. For example, if you allocate $100,000 to a 3-year Segment and take a surrender before the 3 years have ended, you could lose up to $100,000.

Full and partial surrenders (including RMDs and the Total Free Amount, but excluding Income Choice monthly income), death benefits, and annuitization from the Segments before the Segment Maturity Date, as well as the elective and automatic lock features, will be based on the Segment Value calculation.

If all or a portion of Contract Value is removed from a Segment before the end of the MVA Period, We will apply an MVA, which may be negative. In extreme circumstances, a negative MVA could significantly reduce the amount You receive.

An MVA will apply to full and partial surrenders (including RMDs, and the Total Free Amount, but excluding Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program), annuitization, and death benefit payments from the Segments during the MVA Period. An MVA may increase the death benefit but will not decrease it.

Losses due to the Segment Value calculation or a negative MVA will be greater if you also have to pay Surrender Charges. Taxes and/or tax penalties may also apply.

Fee Table Contract Fees, Charges, and Value Adjustments Valuing Your Investment
Are There Transaction Charges?

Yes.

Transaction costs which We may incur to purchase or sell the hypothetical portfolio, as measured by the proxy value, will generally decrease the Segment Value the day after the Segment start date. These transaction costs are included in the proxy value used to determine the Segment Value during the Segment and will generally decrease over the duration of the Segment and if a Segment is held to maturity, there are no transaction costs. You may lose up to 100% of Your investment and any prior earnings due to the Segment Value calculation. On the Segment Maturity Date, the Segment Value will be based solely on the Index rate of return and the applicable Crediting Method.

Fee Table Contract Fees, Charges, and Value Adjustments Segment Value Calculation

RiverSource Structured Solutions 2 annuity — Prospectus 11

Are There Ongoing Fees and Expenses?	Yes.

The table below describes the current fees and expenses that You may pay each year, depending on the Indexed Accounts and the optional benefits You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.

There is an implicit ongoing fee on the Segments to the extent that Your participation in Index gains is limited by Us through the use of a Cap, Contingent Return, Annualized Income Rate, and/or Annual Fee. This means that Your returns may be lower than the Index’s returns. However, in return for accepting this limit on Index gains, You may receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

Fee Table Contract Fees, Charges, and Value Adjustments Crediting Methods
Annual Fee	Minimum	Maximum

Base Contract (varies by Indexed Account chosen)[1]	0.00%	1.00%

Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%[2]	0.60%[3]

(1)Referred to elsewhere in this prospectus as the “Annual Fee” for Annual Fee and Annual Fee Plus Indexed Accounts. The total fee equals the Annual Fee multiplied by the number of years in the Segment and is deducted from the Index rate of return on the Segment Maturity Date after the Cap, Contingent Return, Upside Participation Rate, or Buffer is applied to determine the Segment rate of return.

(2)As a percentage of the greater of the Maximum Anniversary Value (“MAV”) or the Contract Value on each Contract Anniversary prior to Your 91st birthday. On or after Your 91st birthday, the charge is a percentage of the MAV.

(3)As a percentage of the Return of Purchase Payment (“ROPP”) Value on each Contract Anniversary.

Because your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning the Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add Surrender Charges, and negative market value adjustments that substantially increase costs.

Lowest Annual Cost: [ ]%	Highest Annual Cost: [ ]%

Assumes:

●  Investment of $100,000

●  5% Annual appreciation (index rate of return)

●  Least expensive combination of Indexed Accounts

●  No optional benefits

●  No sales charges

●  No additional withdrawals

Assumes: ● Investment of $100,000 ● 5% Annual appreciation (index rate of return) ● Most expensive combination of optional benefits and Indexed Accounts ● No sales charges ● No additional withdrawals

Risks

12 RiverSource Structured Solutions 2 annuity — Prospectus

Is there a Risk of Loss from Poor Performance?

Yes.

You can lose money by investing in the Contract. After taking into account the current limits on loss under the Contract, if You invest in an Indexed Account with a Buffer and hold the Segment until the maturity date, the maximum amount of loss You could experience due to negative Index performance ranges from 0% to 90% of your investment, including any prior earnings. This maximum loss may be greater if you invest in an Indexed Account with an Annual Fee. If you invest in an Indexed Account with a Trigger and hold the Segment until the maturity date, the maximum amount of loss You could experience due to negative Index performance is 100% of your investment, including any prior earnings.

We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. There is no guarantee a Trigger protection option will always be available.

Principal Risks of Investing in the Contract Crediting Methods
Is this a Short-Term Investment?

No.

●   The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●   The Contract’s tax deferral and long-term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Contract Value to supplement retirement income or for other long-term investment purposes.

●   Surrenders from the Contract may result in Surrender Charges, taxes and/or tax penalties. The Segment Value calculation may decrease the amount available for surrender from a Segment before the Segment Maturity Date. Additionally, amounts removed from a Segment before the end of the MVA Period may also result in a negative MVA.

●   Partial surrenders from the Segments (excluding Income Choice monthly income) will reduce the Investment Base for the Segment based on the percentage of Segment Value that is withdrawn. The reduction to the Investment Base may be greater than the amount withdrawn.

●   Reductions to the Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the Segment Maturity Date.

●   Partial surrenders (including RMDs, the Total Free Amount, Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program) will proportionally reduce any guaranteed death benefit based on the percentage of Contract Value that is withdrawn. The reduction to the death benefit may be greater than the value withdrawn.

●   At the end of each Segment, on the Contract Anniversary that coincides with the Segment Maturity Date, all or a portion of your Contract Value will be reallocated according to Your instructions. If no transfer instructions are received and You have not elected automatic rebalancing, any Contract Value in the Interim Account will remain in the Interim Account for another Contract Year, subject to the new declared rate of interest. Any Contract Value in a maturing Segment (excluding amounts transferred under the optional automated transfer program) will renew into a new Segment for the same Indexed Account. If the Indexed Account is no longer available, the Contract Value in the maturing Segment will be automatically transferred to the Interim Account for the next Contract Year.

Principal Risks of Investing in the Contract Transfers Surrenders

RiverSource Structured Solutions 2 annuity — Prospectus 13

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Indexes). Each investment option (including the Interim Account) will have its own unique risks. You should review the available investment options before making an investment decision.

The Cap, Contingent Return, Annualized Income Rate, and/or Annual Fee, as applicable, may limit positive Index returns (e.g., limited upside). This may result in You earning less than the Index rate of return. For example:

●   Cap. If the Index rate of return is 15% and the Cap is 10%, the Segment rate of return will be 105 (the Index rate of return up to the Cap on the Segment Maturity Date.

●   Contingent Return. If the Index rate of return is 15% and the Contingent Return is 8%, the Segment rate of return will be 8% (the Contingent Return) on the Segment Maturity Date.

●   Annualized Income Rate. If the Index rate of return is 15%, the Annualized Income Rate is 6%, and the Investment Base is $25,000, the Monthly Income will be $125.00 (0.06 x 25,000 / 12) during the Segment, and the Segment rate of return will be 0% on the Segment Maturity Date.

●   Annual Fee. If the Index rate of return for a 3-year Segment is 75%, the Cap is 60%, and the Annual Fee is 1%, the Segment rate of return will be 57% (the Index rate of return up to the Cap, minus the total fee) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after any applicable Cap, Upside Participation Rate, Contingent Return, and/or Buffer is applied.

The Buffer or Trigger percentage, as applicable, may limit negative Index returns (e.g., limited protection in the case of market decline). For example:

●   Buffer. If the Index rate of return is -15% and the Buffer percentage is -10%, the Segment rate of return will be -5% (the amount of the negative Index rate of return that exceeds the Buffer percentage) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Buffer is applied.

Trigger. If the Index rate of return is -35% and the Trigger percentage is -30%, the Segment rate of return will be -35% (the full negative Index rate of return) on the Segment Maturity Date. Each Index is a “price return index,” not a “total return” Index, and therefore does not reflect dividends paid on the securities composing the Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Principal Risks of Investing in the Contract Investment Options Crediting Methods

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Interim Account and the Indexed Accounts), guarantees, or benefits are subject to Our claims-paying ability. Information about Us, including our financial strength ratings, is available upon request by contacting 1-800-862-7919.

Principal Risks of Investing in the Contract Other Information

14 RiverSource Structured Solutions 2 annuity — Prospectus

Restrictions
Are there Restrictions on the Investment Options?

Yes.

●   Transfers

o   Transfers to and from the Indexed Accounts may only be made once each Contract Year during the 30-day transfer window that ends on the Contract Anniversary coinciding with the Segment Maturity Date.

o   Elective transfers to the Interim Account may not be made during the MVA Period. After the MVA Period or after a spousal continuation, transfers to the Interim Account may only be made once each Contract Year during the 30-day transfer window that ends on the Contract Anniversary.

●   If you elect Automatic Rebalancing, you may not be invested in multi-year Indexed Accounts.

●   If You elect the 3-year Surrender Charge schedule, you may not invest in 6-year Indexed Accounts during the entire time that you own the Contract.

●   We may add new Indexed Accounts or discontinue an Indexed Account.

●   We may substitute an Index during a Segment or on the Segment Maturity Date

●   We may stop offering certain Crediting Methods.

●   We can change the interest rate for the Interim Account, and the Cap, Contingent Return, Upside Participation Rate, Annualized Income Rate, and Annual Fee from one Segment to the next, subject to the applicable guaranteed minimum rates (or guaranteed maximum rates for the Annual Fee).

●   This is a single premium product, which means that additional purchase payments will not be accepted.

Purchasing the Contract Indexed Accounts Crediting Methods Transfers
Are there any Restrictions on Contract Benefits?

Yes.

●   Optional death benefit riders may only be elected at Contract purchase.

●   Optional death benefit riders may only be voluntarily terminated by You if We increase the annual rider fee. Once terminated, the optional death benefit riders may not be reinstated.

●   Except as provided otherwise under the Contract, Contract benefits may not be modified or terminated by us.

●   All partial surrenders will proportionally reduce any guaranteed death benefit based on the percentage of Contract Value that is withdrawn. The reduction to the death benefit may be greater than the amount withdrawn.

●   If a Segment Value lock is exercised on a multi-year Segment, the Segment Maturity Date will be changed to the next Contract Anniversary if the original Segment Maturity Date was a later Contract Anniversary date.

●   Automatic Locks are not available for Annual Lock and Income Choice Indexed Accounts.

Valuing Your Investment – Segment Value Lock Surrenders Death Benefits

RiverSource Structured Solutions 2 annuity — Prospectus 15

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”). Surrenders will be subject to ordinary income tax, and may be subject to tax penalties.

Taxes
Conflicts of Interest
How are Investment Professionals Compensated?

Your investment professional may receive compensation for selling this Contract to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.

Other Information

Should I Exchange My Contract?

If you already own an annuity or insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for You to purchase the new contract rather than continue to own Your existing contract.

Taxes – Non-Qualified Annuities – 1035 Exchanges

16 RiverSource Structured Solutions 2 annuity — Prospectus

Fee Table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract or, surrender from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Surrender Charge (as a percentage of the amount of the purchase payment surrendered)	9%[1]

1 Partial and full surrenders in excess of the Total Free Amount may be subject to a Surrender Charge during the Surrender Charge period. The amount of the Surrender Charge, if any, will depend on the Contract Year during which the surrender is taken and the portion of the Purchase Payment being surrendered. You select either a 6-year or 3-year Surrender Charge schedule at the time of Contract application. If You elect the 3-year Surrender Charge schedule, you cannot invest in any Indexed Accounts that have a 6-year duration for the entire time that you own the Contract. The Surrender Charge percentage declines over subsequent Contract Years until it reaches 0%. The schedules below set forth the Surrender Charges under the Contract:

Contract Year	6-Year Surrender Charge Schedule applied to the Purchase Payment Surrendered	Contract Year	3-Year Surrender Charge Schedule applied to the Purchase Payment Surrendered
1	9%	1	9%
2	8%	2	8%
3	8%	3	8%
4	7%	4+	0%
5	6%
6	5%
7+	0%

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed before the expiration of a specified period.

Adjustments

Segment Value Calculation Maximum Potential Loss (as a percentage of the Investment Base)	100%[1]

Market Value Adjustment Maximum Potential Loss (as a percentage of the proxy value of the hypothetical value of fixed assets for each Segment)	Varies (see “Principal Risks of Investing in the Contract, Liquidity Risk, MVA Factor Examples for 6-Year Surrender Charge”, [2]

[1]

The Segment Value calculation is used daily to determine the amount available for full and partial surrenders (including RMDs and the Total Free Amount, but excluding Income Choice monthly income), annuitization, and death benefit payments from the Segments before the Segment Maturity Date. The Segment Value calculation is also used to determine the amount available for a Segment Value lock.

[2]

In extreme circumstances, you could lose a significant portion of the amount surrendered or otherwise removed from a Segment due to a negative MVA. An MVA will apply to partial and full surrenders (including RMDs, and the Total Free Amount, but excluding Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program), annuitization, and death benefit payments from the Segments of the Indexed Accounts during the MVA Period. An MVA may increase the death benefit but will not decrease it.

RiverSource Structured Solutions 2 annuity — Prospectus 17

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Base Contract Expenses[1]	Minimum 0% Maximum 5.00%

Optional Benefit Expenses

ROPP Death Benefit	Current 0.60% Maximum 0.95%[2]

MAV Death Benefit	Current 0.30% Maximum 0.40%[3]

[1]

Referred to elsewhere in this prospectus as the “Annual Fee” for Annual Fee and Annual Fee Plus Indexed Accounts. The total fee equals the Annual Fee multiplied by the number of years in the Segment and is deducted from the Index rate of return on the Segment Maturity Date after the Cap, Upside Participation Rate, Contingent Return, or Buffer is applied to determine the Segment rate of return.

[2]	The charge for the ROPP Death Benefit is a percentage of your ROPP Value on each Contract Anniversary.

[3]

The charge for the MAV Death Benefit is a percentage of the greater of the MAV or the Contract Value on each Contract Anniversary prior to Your 91st birthday. On and after Your 91st birthday, the charge is a percentage of the MAV on each Contract Anniversary.

In addition to the fee described above, we may limit the amount you can earn on the Segments of the Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.

18 RiverSource Structured Solutions 2 annuity — Prospectus

Principal Risks of Investing in the Contract

The Contract involves certain risks that You should understand prior to purchasing the Contract. You should carefully consider Your income needs and risk tolerance to determine whether the Contract or a particular Indexed Account is appropriate for You. The level of risk You bear and Your potential investment performance will differ depending upon many factors, including but not limited to the way in which You allocate Your purchase payment and Contract Value over the course of the Contract and any decisions You make to take surrenders or request an elective or automatic lock.

Liquidity Risk

The Contract is intended to be a long-term investment that You may use to help save for retirement. The Contract is unsuitable as a short-term savings vehicle. This Contract is not appropriate for you if You intend to take partial surrenders before the end of the Surrender Charge period and MVA Period, or from the Indexed Accounts before Segment maturity. All surrenders, including Income Choice monthly income, may be subject to Surrender Charges, taxes, and/or an IRS tax penalty (if You take a surrender prior to reaching age 59 1⁄2)., RMDs and the Total Free Amount will not be subject to Surrender Charges but will be subject to applicable taxes and/or tax penalties.

All partial surrenders (including RMDs Income Choice monthly income, and the Total Free Amount) will reduce the Contract Value, and will reduce amounts available for future surrenders, as well as death benefit payments and annuitization. All partial surrenders will reduce the ROPP Value and the MAV (if applicable) in the same proportion that the Contract Value is reduced by the surrender. The reduction may be greater than the amount withdrawn.

All surrenders from the Segments prior to the Segment Maturity Date (except for Income Choice Monthly income) will be based on the Segment Value calculation. This includes RMDs and the Total Free Amount. The Segment Value calculated prior to the Segment Maturity Date may be less than the amount allocated to the Segment, even if the Index rate of return is positive. All partial surrenders from the Segments before the Segment Maturity Date (except for Income Choice Monthly Income) will also reduce the Investment Base in the same proportion that the Segment Value is reduced by the surrender. The reduction may be significant and could be greater than the amount withdrawn. Reductions to the Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the Segment Maturity Date. For Income Choice Segments, any partial surrenders other than the Monthly Income will reduce the Investment Base proportionally, and therefore will reduce any remaining Monthly Income for the Segment term. In extreme circumstances, you could lose up to 100% of the amount invested in a Segment, including any prior earnings, due to the Segment Value calculation. See “Risk of Loss - Segment Value Prior to Maturity” and “Impact of Partial Surrenders from the Segments” for more information.

Additionally, all surrenders from the Segments during the MVA Period (except for Income Choice Monthly income and Contingent Return earnings when using the optional automated transfer program) will be subject to an MVA, which may be negative. This includes RMDs, the Total Free Amount and amounts applied to an annuity payment plan during the MVA Period. A negative MVA will reduce the amount you receive upon a surrender or the amount applied to an annuity payment plan. The protection option of the Segment does not apply to mitigate losses due to a negative MVA. In extreme circumstances, you could lose a significant portion of the amount surrendered or otherwise removed from a Segment due to a negative MVA.

MVA Factor Examples for 6-Year Surrender Charge

Example	Duration After Issue	Reference Rate on Contract Date (i)	Current Reference Rate (j)	(k)	MVA Factor
1	1 Day	1%	2%	6.00	-5.7%
2	1 Day	1%	3%	6.00	-11.1%
3	1 Day	1%	11%	6.00	-43.2%
4	1 Day	1%	31%	6.00	-79.0%
5	1 Day	1%	51%	6.00	-91.0%
6	2 Years	1%	51%	4.90	-86.1%
7	4 Years	1%	51%	3.46	-75.2%

If You intend to take a full or partial surrender after the Surrender Charge period and shortly after Segments mature, You may want to consider reallocating all or a portion of Segment Values to the Interim Account as Segments mature. Immediately after a Segment starts, the Segment Value is reduced to reflect transaction costs for assets that support the features of the Contract, and the Segment Value may be less than the amount that was allocated to the Segment. Transaction costs are the highest right after a Segment starts and if a surrender occurs shortly after a new Segment begins, there may be insufficient opportunity for other factors (e.g., Index returns) to increase the Segment Value to offset the transaction costs.

RiverSource Structured Solutions 2 annuity — Prospectus 19

We may defer payments made under this Contract for up to six months if necessary and equitable to all Contract owners and the insurance regulator y authority of the state in which We issued the Contract approves such deferral.

Risks Related to Transfers

Your ability to react to changing market conditions is limited because You may only request a transfer of eligible Contract Value (i.e., amounts in the Interim Account and any Segments that mature on the next Contract Anniversary) once each Contract Year during the Transfer Window.

At the end of each Segment, Contract Value will be reallocated on the Contract Anniversary that coincides with the Segment Maturity Date according to Your instructions. If no transfer instructions are received and You have not elected automatic rebalancing, any Contract Value in the Interim Account will remain in the Interim Account, subject to the new declared interest rate, for another Contract Year, and any Contract Value in a maturing Segment (excluding any amounts transferred under the optional automated transfer program) will renew into a new Segment for the same Indexed Account, subject to the new Cap, Upside Participation Rate, Contingent Return, Annualized Income Rate, and/or Annual Fee declared for that Segment. If the Indexed Account is no longer available, the Contract Value in the maturing Segment will automatically transfer to the Interim Account. Contract Value reallocated or transferred in the absence of instructions from you may not be transferred or reallocated among the Indexed Accounts again until the new Segment Maturity Date, or the next Contract Anniversary for amounts automatically transferred or reallocated to the Interim Account.

We reserve the right to limit how much of the Contract Value can be allocated among the Interim Account and available Indexed Accounts on a non-discriminator y basis with notification. After the MVA Period, We also reserve the right to prohibit or limit transfers to the Interim Account.

Risk of Loss in Indexed Accounts – Index Performance

There is a risk of loss of principal and any related earnings since the performance of each Segment is linked to a market index(es) or ETF even though You are not invested directly in the Index(es). If the Index rate of return is negative, the amount of your loss on the Segment Maturity Date depends on the protection option:

•

Buffer: You are responsible for all losses in excess of the Buffer. If the loss does not exceed the Buffer (i.e. the Index rate of return is between zero and the Buffer, inclusive of the Buffer percentage), You will not have a loss due to negative Index performance on the Segment Maturity Date. For example, if the Index rate of return = -35% and the Buffer = -25%, your loss will be -10%. Note: For Indexed Accounts with an Annual Fee, the total fee is deducted after the Buffer is applied. You could have a loss due to the deduction of the total fee.

•

Trigger: You are responsible for the full loss if the Index rate of return is negative and the loss exceeds the Trigger. If the loss does not exceed the Trigger (i.e. the Index rate of return is between zero and the Trigger, inclusive of the Trigger percentage), You will not have a loss. For example, if the Index rate of return = -35% and the Trigger = -30%, your loss will be -35%. This means that a slight difference in the Index rate of return above or below the Trigger could result in a significantly different Segment rate of return on the Segment Maturity Date. For example, if the Trigger = -30% and Index rate of return = -30%, you will not incur a loss due to negative Index performance and may receive a gain depending on the applicable Crediting Method. However, if the Index rate of return = -30.1%, your Segment rate of return will be -30.1%, and you would incur a substantial loss on the Segment Maturity Date.

You will not receive the full protection of the Buffer or Trigger prior to the Segment Maturity Date. Additionally, there is a risk the Segment rate of return on the Segment Maturity Date could be negative and result in significant losses even after the application of a Buffer or Trigger.

If the Segment references two Indexes, there is a higher likelihood that the Segment will have a loss that exceeds the Buffer or Trigger since the Segment uses the lowest Index rate of return for two Indexes.

20 RiverSource Structured Solutions 2 annuity — Prospectus

On the Segment Maturity Date, the -100% Buffer option will not have a loss due to negative Index performance; however, other protection options can have a maximum loss of 75% to 100% (if the Index loses 100% of its value during the term). You may also incur additional losses due to Surrender Charges, rider fees, the Indexed Account Annual Fee, and any MVA. The maximum loss You could experience due to negative Index performance on the Segment Maturity Date after taking into account the current limits on Index loss for each protection option is shown in the table below:

Protection Option	Maximum Loss
-10% Buffer	90%
-15% Buffer	85%
-20% Buffer	80%
-25% Buffer	75%
-100% Buffer	0%
-30% Trigger	100%
For Indexed Accounts with an Annual Fee, this does not include the impact of the total fee and therefore the maximum loss will be even greater.

For Segments that have an Annual Fee, You could incur a loss even if the negative Index rate of return on the Segment Maturity Date does not exceed the Buffer or Trigger. If the negative Index rate of return exceeds the Buffer or Trigger, the Annual Fee will cause you to incur additional losses. The Segment rate of return may be negative even if the Index had positive returns on the Segment Maturity Date. See “Risk Related to Contract Fees and Charges” below.

We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. There is no guarantee a Trigger protection option will always be available. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

Except for Segments with the Annual Lock with a Buffer Crediting Method, the Segment rate of return on the Segment Maturity Date is based on a single point in time. It is not affected by the Index Value on any date between the Segment start date and Segment Maturity Date.

For Segments with a duration longer than one year (except for Annual Lock with Buffer Crediting Method), the applicable Buffer or Trigger are for the duration of the Segment and are not applied on an annual basis. The protections of the Buffer or Trigger restart for each subsequent Segment, so there is a risk that sustained declines in the relevant Index will have cumulative losses over time if You renew into consecutive Segments in the same Indexed Account. Losses in any one term and cumulative losses over multiple terms can be significantly more than the stated Buffer or Trigger.

For Segments with the Annual Lock with a Buffer Crediting Method, the annual lock return is determined each year and therefore losses can accumulate over the duration of the Segment when the cumulative annual lock return is applied to the Segment on the Segment Maturity Date.

Risk Related to Contract Fees and Charges

For Segments that have an Annual Fee, the total fee will reduce any positive Segment rate of return and any negative Segment rate of return will be more negative. The deduction of the fee may result in a negative Segment return even if the Index rate of return is positive on the Segment Maturity Date. The deduction of the fee could also cause You to incur a loss even if the negative Index rate of return does not exceed the Buffer or Trigger percentage. If the negative Index rate of return exceeds the Buffer or Trigger, the Annual Fee will cause you to incur additional losses. Depending on the Indexed Account You select, the maximum loss is 100% for Segments that have an Annual Fee.

If you elect an optional death benefit rider, We will deduct the rider fee from your Contract Value each Contract Anniversary. The deduction of the rider fee will reduce your Contract Value, amounts available for annuitization, and death benefit. Rider fees deducted on Contract Anniversaries from multi-year Segments will be based on the Segment Value calculation and will reduce the Investment Base proportionally. Reductions to the Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the Segment Maturity Date. Additionally, for the MAV Death Benefit, any automatic reset of the MAV will increase the amount of the annual rider fee deducted. We may increase the annual rider fee percentage at Our discretion and on a non-discriminator y basis upon written notice to You. You may decline this fee increase upon written notice to us before the date of the fee increase and therefore terminate the rider. Upon termination, the rider may not be reinstated.

RiverSource Structured Solutions 2 annuity — Prospectus 21

Risk with Currently Available Indexes

An investment in the Indexed Accounts under the Contract is not an investment in any Index or in the securities tracked by the Index.

Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. The Index You select may underperform or outperform other Indexes that focus on different market sectors or have different capitalization.

Currently offered Indexed Accounts use one or two of the following Indexes:

•	S&P 500® Index. The S&P 500 index measures the performance of the large-cap segment of the U.S. equity market.

•	Russell 2000® Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•	Nasdaq-100® Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization.

•

MSCI EAFE Index. The MSCI Europe, Australasia, Far East (EAFE) Index is a capitalization-weighted index that tracks the performance of common stocks in 21 developed market countries within Europe, Australasia and the Far East.

•	MSCI Emerging Markets Index. The MSCI Emerging Markets Index captures large- and mid-cap representation across 26 Emerging Markets (EM) countries.

•

iShares U.S. Real Estate ETF. The iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. The Fund seeks to track the investment results of the Dow Jones U.S. Real Estate Capped Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market, as defined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index may include large-, mid- or small capitalization companies.

Index performance is based on the performance of underlying equity securities that may include large-, mid- or small capitalization companies from various market sectors. The following summarizes important investment risks applicable to all or the specific Indexes as noted:

•	Securities of a certain sector of the market may not perform as well as those in others or the market as a whole.

•

The securities comprising the Indexes are subject to investment risks driven by market volatility and other economic conditions; as such, the performance of the Indexes may fluctuate, sometimes rapidly, either positively or negatively. Past performance does not guarantee future results.

•

In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. (S&P 500, Nasdaq-100, MSCI EAFE and MSCI Emerging Markets indexes and iShares U.S. Real Estate ETF).

•

Generally, the securities of small- and mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Investments in small- and mid-cap companies involve risks, including volatility, that are greater than investments in larger, more established companies. Small– and mid-capitalization companies are more likely to fail than larger companies (Russell 2000, MSCI EAFE, MSCI Emerging Markets indexes and iShares U.S. Real Estate ETF).

•

Securities issued by non-U.S. companies are subject to risks, including political, economic, market, social and others within a particular country , as well as to currency exchange rate risks and currency instabilities and less stringent financial, regulator y, auditing, and accounting standards generally applicable to U.S. issuers (MSCI EAFE and MSCI Emerging Markets indexes).

•

Emerging markets can be riskier than investing in well-established foreign markets. Indexes with exposure to emerging markets also include the following risks: potential for less reliable or outdated Index data due to differences in financial, regulator y, auditing and accounting standards; limitations on the ability to oversee the Index provider’s due diligence process over Index data; and the rights and remedies associated with investments that track an Index comprised of foreign securities may differ from investments that track an Index of U.S. securities (MSCI Emerging Markets Index).

•

There are risks associated with the US real estate sector. The iShares U.S. Real Estate ETF is subject to risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, a possible lack of availability of financing, valuation complexities, competition, periodic overbuilding, and changes in interest rates or property values. As such, performance may be more volatile than the performance of an investment in a more diverse range of market sectors. It is possible that the iShares U.S. Real Estate ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Your Segment return is linked to the performance of the iShares U.S. Real Estate ETF and not the underlying index (Dow Jones U.S. Real Estate Capped Index).

For more information on the Indexes, see “Investment Options – Indexed Accounts - Additional Information About the Indexes.” For Index disclosures, see Appendix F.

22 RiverSource Structured Solutions 2 annuity — Prospectus

Risk of Loss – Segment Value Prior to Maturity

Segment Values prior to maturity will fluctuate daily and may be lower than what was originally allocated to an Indexed Account, even when the Index has positive returns. Other than the Segment start date and the Segment Maturity Date, We determine the Segment Value daily using a formula that does not directly reflect the actual performance of the applicable Index, but rather determines the value of a hypothetical portfolio of instruments that provides the Segment Value at maturity. The result of this calculation is the Segment Value and is used to determine the amount in the Segments available for full and partial surrenders (including RMDs and the Total Free Amount, but excluding Income Choice monthly income), death benefits, elective or automatic lock, or annuitization between the Segment start date and the Segment Maturity Date. This amount could be less than if You had held the Segment until the Segment Maturity Date. Amounts surrendered or otherwise removed from the Segment before the Segment Maturity Date do not receive the full protection of the Buffer or Trigger. This means that there could be less money available for surrenders, death benefits payments, and Annuity Payments before the Segment Maturity Date.

There is a risk of substantial loss due to the Segment Value calculation, which could be as much as 100% of the Investment Base and any prior earnings. Also, the loss could be greater due to Surrender Charges, any Market Value Adjustment, and any fees. Taxes and/or tax penalties may also apply. If You allocate to the S&P 500 1-year with -100% Buffer Indexed Account and hold the Segment until the Maturity Date, the Segment will not have a loss. However, the Segment Value calculation will apply to transactions that occur during the Segment term and therefore the Segment Value could have a loss before the Segment Maturity Date.

You will not receive the full protection of the Buffer or Trigger prior to Segment maturity because the hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. It is possible that you would see no protection until Segment maturity and You may lose all or a portion of Your investment if you take a surrender or other transaction before the Segment Maturity Date. It is also possible that You would see no protection from the Trigger at Segment maturity if the Index rate of return is negative and the loss exceeds the Trigger (i.e., the Segment will incur the full loss). As a Segment moves closer to maturity, the Segment Value would generally reflect a larger portion of the Buffer protection. On the Segment Maturity Date, the Segment Value will receive the full Buffer or Trigger protection (except if the Index rate of return is negative and exceeds the Trigger, then there is no protection and You will incur the full negative Index rate of return).

See “Impact of Partial Surrenders from the Segments” below and “Contract Fees, Charges, and Value Adjustments – Segment Value Calculation” for more information.

Our Financial Strength and Claims-Paying Ability

The assets held in in Our General Account support not only the guarantees under Your Contract, but also guarantees associated with other annuity and insurance products we issue. No other company or affiliate has any legal responsibility for the guarantees under Your Contract. Our General Account is not insulated or segregated from the claims of Our creditors. As such the guarantees under the Contract are subject to Our financial strength and claims-paying ability. The assets held in Our unregistered Separate Account are also subject to the claims of Our creditors.

See “Other Information: General Account” and “Other Information: Separate Account” for more information.

Caps, Contingent Returns, Annualized Income Rates, and Annual Fees and Limits to Positive Returns

Caps, Contingent Returns, Annual Fees, and Annualized Income Rates may limit the positive return for a Segment and could cause the Segment rate of return to be lower than if You had invested directly in a different investment based on the applicable Index. Annual Fees will lower any positive returns. Income Choice Indexed Accounts will provide Monthly Income during the Segment in lieu of earning any positive Segment rate of return on the Segment Maturity Date. The Annualized Income Rate may be lower than the positive Index rate of return on the Segment Maturity Date, and may be lower than the Segment rate of return you would have received if you had invested in a different Indexed Account based on the same Index and of the same duration, but with a different Crediting Method.

In general, Caps, Contingent Returns, Upside Participation Rates, and Annualized Income Rates will be lower and Annual Fees will be higher if You choose an Indexed Account with a higher Buffer or Trigger percentage. In general, Caps and/or Contingent Returns will tend to be lower for 1-year Segments than for multi-year Segments. The Cap, Contingent Return, Annualized Income Rate, or Upside Participation Rate will be generally higher for Segments that reference two Indexes compared to the equivalent Segment that references one Index.

Except for Segments with the Annual Lock with a Buffer Crediting Method, the Segment rate of return on the Segment Maturity Date is based on a single point in time. It is not affected by the Index Value on any date between the Segment start date and Segment Maturity Date. The Segment rate of return will generally be lower if the Index decreases on or near the Segment Maturity Date.

For Segments with the Annual Lock with a Buffer crediting method, the Segment rate of return is not affected by Index values between Contract Anniversaries. The Segment rate of return may be lower if the Index decreases on or near each Contract Anniversary.

RiverSource Structured Solutions 2 annuity — Prospectus 23

We May Discontinue or Substitute an Index

We reserve the right to discontinue or substitute an Index at any time if an Index is discontinued, We no longer have the right to use the Index, there is a substantial change in the calculation of an Index, hedging instruments become difficult to acquire or the cost of hedging becomes excessive, or if We determine that Our use of the Index should be discontinued. The substituted Index may not be acceptable to you. You will have no right to reject the substitution. If we substitute an Index before the Segment Maturity Date, you will be unable to transfer your Segment Value in the Segment until the Segment Maturity Date. If you no longer wish to remain invested in that Indexed Account for the remainder of the Segment, your only option will be to surrender the Segment Value in the affected Indexed Account. A surrender may be subject to Surrender Charges, an MVA, taxes, and/or tax penalties.

If We substitute an alternative Index before the Segment Maturity Date, We will calculate the Index rate of return for the Segment using the original Index up until the substitution date and the new index from the substitution date to the Segment Maturity Date. See “Discontinuation and Substitution of Indexes and Indexed Accounts” provision for how the Index rate of return will be calculated when an Index is substituted. The performance of the new Index may not be as good as the one that was substituted, and as a result, the Index rate of return on the Segment Maturity Date may have been better if there had been no substitution.

If no reasonable alternative is available for substitution of such Index, then the daily Segment Value calculation will no longer occur, and the Segment Value will not change until the next Contract Anniversary (unless a surrender is taken from that Segment), when the Segment will end. In this case, the Segment Maturity Date will be changed to the next Contract Anniversary; however, the Segment rate of return will not be calculated and applied as described in the “Segment Value on the Segment Maturity Date” provision. We will notify You before the discontinuation. The Crediting Method will not change during a Segment. You must provide instructions to transfer the Segment Value to any available Indexed Accounts or the Interim Account during the next Transfer Window. If We do not receive transfer instructions from You during the Transfer Window, the Segment Value will be transferred to the Interim Account.

For additional information about Indexes, see “Investment Options - Additional Information about the Indexes”

We May Discontinue an Indexed Account at Maturity

We reserve the right to discontinue an Indexed Account at time of renewal at Our discretion, so there is no guarantee that any Indexed Account or Crediting Method will be available during the entire time that You own Your Contract. If the Indexed Account is no longer available, the Contract Value in that Segment will need to be transferred to a different Indexed Account or the Interim Account. We can change the available Indexed Accounts at any time on or after the first Contract Anniversary; however, We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee a Trigger protection option will always be available, See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

Level of Interest Rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees

We can change the interest rates for the Interim Account, and the Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees for new Segments. Interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees are set at Our discretion, subject to contractual minimums and maximums.

You risk the possibility that renewal rates may not be as favorable as Your current rates. Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and any Annual Fees associated with a Crediting Method are guaranteed for a Segment through the Segment Maturity Date; however, they may var y each time a new Segment starts. Interest rates for the Interim Account are guaranteed for one year and may change on each Contract Anniversary.

The rate You receive at issue may be higher or lower if the Contract is not issued within the Rate Lock Period. Indexed Accounts will each receive the applicable Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees in effect on the application date if the Contract is issued within the Rate Lock Period. If Your Contract is not issued within the Rate Lock Period, the rates will be based on the Contract Date. You bear the risk that the Caps, Contingent Returns, Upside Participation Rates and Annualized Income Rates may decrease, and Annual Fees may increase prior to the Contract being issued. The rate lock only applies to the Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees at issue.

For Segments with a duration longer than one year (except for Annual Lock with Buffer Crediting Method), the declared Cap, Upside Participation Rate, or Contingent Return are for the duration of the Segment and are not applied on an annual basis. The Cap or Contingent Return would be lower if they were applied on an annual basis.

Impact of Partial Surrenders from the Segments

Segment Values prior to maturity will fluctuate daily according to the Segment Value calculation, and may be lower than what was originally allocated to an Indexed Account, even when the Index has positive returns. See “Liquidity Risk” and “Risk of Loss – Segment Value Prior to Maturity” for more information.

24 RiverSource Structured Solutions 2 annuity — Prospectus

If You take a partial surrender from a Segment before the Segment Maturity Date, the Investment Base will be reduced proportionally based on the percentage of Segment Value that is withdrawn. In particular, if the Segment Value is lower than the Investment Base at the time of a partial surrender due to the Segment Value calculation, which would generally be dependent upon the performance of the Index in addition to other factors (See “Valuing Your Investment – Indexed Account(s) Value” for more information), then the Investment Base is reduced by an amount that is more than the dollar amount withdrawn. Reductions to the Investment Base will negatively impact the Segment Value for the remainder of the Segment duration, including the amount available on the Segment Maturity Date. On the Segment Maturity Date, the Segment Value is calculated first using the Segment rate of return and then any partial surrenders will reduce the Investment Base for new Segments by the dollar amount withdrawn. This will reduce the amount available for transfer or reallocation into new Segments.

See Appendix C for examples of the Investment Base reduction.

Surrenders will be taken as of the end of the Business Day on which We receive Your request. Your Segment Value will not be known at the time You submit Your request. Surrenders before the Segment Maturity Date will reduce the amount available for future surrenders. Any applicable Surrender Charge and MVA can also result in a loss of principal and any related earnings.

If You take a partial surrender during a Segment or on the Segment Maturity Date, any guaranteed death benefit will be reduced proportionally based on the percentage of Contract Value that is withdrawn. This proportionate reduction may be larger than the dollar amount of the partial surrender.

Annual Lock with Buffer Crediting Method Risk

Because of the cumulative impact of the Annual Lock crediting method, if you incur a loss during one Contract Year during an Annual Lock Segment, it will reduce the amount of the Segment rate of return on the Segment Maturity Date. The Segment rate of return may be negative even if you receive a positive annual lock return for one or more Contract Years during the Segment. Because the Buffer is applied annually instead of on the Segment Maturity Date, in a continuing down market, you could incur losses in excess of the Buffer percentage. In other words, if your annual lock return is negative for multiple Contract Years during the Segment, the cumulative loss reflected in the Segment rate of return on the Segment Maturity Date may exceed the stated limit of the Buffer for any one Contract Year.

If you take a surrender from an Annual Lock Segment prior to the end of the Term, the amount You receive will be based on the Segment Value on the date of the surrender, and not the gains or losses locked-in for the completed Contract Years during the Segment.

Locking the Segment Value

If You exercise the elective lock feature or a Segment is automatically locked after setting up an automatic lock target, Your Segment Value (which otherwise fluctuates daily according to the Segment Value calculation) will not change for the remainder of the Segment duration unless a surrender is taken from the Segment. Surrenders after an elective or automatic lock are subject to Surrender Charges and MVA, if applicable, as well as taxes and/or tax penalties.

Risks associated with the elective and automatic lock features:

•	The Segment Value that is locked in is determined by Us as outlined in the sections “Valuing Your Investment” and “Contract Fees, Charges, and Value Adjustments – Segment Value Calculation;”

•

While locking a Segment will prevent You from experiencing any future negative performance, You will no longer benefit from any potential future positive performance for the remainder of the Contract Year, and a Segment rate of return will not be applied on the Segment Maturity Date;

•	You will not avoid any negative performance that has occurred during the Segment prior to locking a Segment and the Buffer or Trigger will not be applied on the Segment Maturity Date;

•	The elective lock will be applied as of the end of the Business Day on which We receive Your elective lock request. Your locked in Segment Value will not be known at the time You submit Your request;

•	For Income Choice Segments, Monthly Income will stop for the remainder of the Contract Year if You request an elective lock on the Segment;

•	If You set an automatic lock target that is less than or equal to the segment Return to Date, the automatic lock could happen at the close of business on the same day;

•

For most Segments, if You set an automatic lock target that is close to or exceeds the applicable Cap or Contingent Return, it is unlikely the Segment will lock before the Segment Maturity Date. However, for Dual Directional Segments, a Segment Return to Date higher than the Cap is possible when the Index return is negative and the Buffer level is greater than the Cap. Except for Dual Directional Segments, it is recommended You set an Automatic Lock Target that is lower than the applicable Cap or Contingent Return.

•

If an automatic lock happens shortly before a Contract Anniversary, the Segment will mature on that Anniversary and You will have limited time to provide new allocation instructions. If no instructions are received, the Segment Value will renew into a new Segment of the same Indexed Account; and

•

If an automatic or elective lock happens shortly after a Contract Anniversary, the locked value will not change for up to a year. You will not be able to reallocate the money or benefit from any potential future positive performance for the remainder of

RiverSource Structured Solutions 2 annuity — Prospectus 25

the Contract Year.

•	There may not be an optimal time to request an automatic or elective lock, and we will not advise you as to whether you should exercise the lock-in features or the optimal time for doing so.

•	A Segment Value lock is irrevocable.

See “Valuing Your Investment – Segment Value Lock” for more information.

Cyber Security

Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.

This dependence makes Us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:

•	the corruption or destruction of data;

•	theft, misuse or dissemination of data to the public, including Your information We hold; and

•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware We use to run them.

These attacks and their consequences can negatively impact Your Contract, Your privacy, Your ability to conduct transactions under Your Contract, or Your ability to receive timely service from Us.

Cyber security risks also apply to the operation of the Indexes and the calculation of the value of the underlying investments that comprise the Indexes. Such breaches in cyber security could affect the calculation of values under Your Contract.

Other Important Information You Should Know No Ownership Rights

You have no ownership rights in the underlying stocks comprising the Indexes. Purchasing the Contract is not equivalent to investing in the underlying ETF or stocks comprising the indexes or index the ETF tracks. As the Owner of the Contract, You will not have any ownership interest or rights in the underlying stocks comprising the Indexes, such as voting rights, dividend payments, or other distributions. The Index does not reflect dividends paid on the ETF or stocks comprising the Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. Therefore, the calculation of the performance of the Index under the Contract does not reflect the full investment performance of the underlying securities.

Possible Tax Law Changes

There always is the possibility that the tax treatment of the Contract could change by legislation or otherwise. We have the right to modify the Contract in response to legislative changes that could diminish the favorable tax treatment that Owners receive. You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

26 RiverSource Structured Solutions 2 annuity — Prospectus

The Annuity Contract

This Contract is an agreement between RiverSource Life and You, the Owner. The purpose of the Contract is to allow You to accumulate money for retirement or a similar long-term goal. Before the Annuitization Start Date, a death benefit may also become payable upon Your death. Under the Contract We promise to pay an income in the form of Annuity Payments, beginning on the Annuitization Start Date. All payments under the Contract are subject to the terms and conditions described in this prospectus.

The Contract is available as a non-qualified contract, which will provide You with certain tax deferral features under the Code.

The Contract is also available as a qualified contract to fund one of the following tax-deferred retirement plans (subject to applicable federal law and any rules of the plan itself):

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	SIMPLE IRAs under Section 408(p) of the Code

•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

•	Custodial and investment only accounts maintained for qualified plans under Section 401(a) of the Code, including investment only pooled defined benefit plans

•	Tax-Sheltered Annuities (TSAs) under section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

TSA — Special Provisions for Participants in Tax-Sheltered Annuities

If the Contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this Contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless We have made special arrangements with your employer, the Contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this Contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on Your right to receive early distributions from a TSA:

Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	You are at least age 59 1⁄2;

–	You are disabled as defined in the Code;

–	You severed employment with the employer who purchased the Contract;

–	the distribution is because of Your death;

–	the distribution is due to plan termination; or

–	You are a qualifying military reservist.

If you encounter a financial hardship (as provided by the Code), You may be eligible to receive a distribution of all Contract Value attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

Even though a distribution may be permitted under the above rules, it may be subject to taxes and/or tax penalties (see “Taxes”).

The above restrictions on distributions do not affect the availability of the amount credited to the Contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of Contract Value within the Contract, or to another registered annuity contract or investment vehicle available through the employer.

Loans are not allowed under this Contract.

Considerations for investment only pooled defined benefit plans under Section 401(a) of the Code

RiverSource Life is the issuer of the Contract; it is not the plan administrator. It is the responsibility of the plan administrator to:

RiverSource Structured Solutions 2 annuity — Prospectus 27

•	Track individual participants and their portion of the plan.
•	Per form or provide any plan recordkeeping services with respect to the qualified plan.

Liquidity Risk

It is important to consider any liquidity needs of the plan when determining the amount that is invested into an annuity. The plan sponsor is responsible to ensure they have enough funds for the participant benefit payments. Surrender Charges and an MVA will apply for three or six years, depending upon which option You choose. Any amount needed above the Total Free Amount outlined in Your Contract will be subject to a Surrender Charge. An MVA will apply to all surrenders (including Total Free Amount and required minimum distributions) during the MVA Period. The MVA is based on the amount withdrawn from each Segment and will be positive or negative across all Segments. It does not apply to surrenders from the Interim Account or Income Choice monthly income. Loans are not available with this annuity.

Annuity Owner and Annuitant

For defined benefit qualified annuities, the owner must be the plan sponsor. The annuitant must be a person and needs to be designated when the Contract is established. Important factors to consider:

•	The annuitant’s age will be used for any annuity provision or benefit.

•	Changing the annuitant is not allowed even if the selected person is no longer associated with the plan.

•	If the annuitant dies, the death benefit is payable, and any benefits will be paid to the plan.

•

The Annuitization Start Date (ASD), is the date Annuity Payments are scheduled to begin based on the annuitant’s life. The ASD is the later of the annuitant’s 95th birthday or the Contract’s 10-year anniversary. Currently, You can change the ASD but not later than the annuitant’s 105th birthday.

Required Minimum Distributions (RMDs)

It’s important to consider the following:

•

You will receive a standard RMD notification when the annuitant reaches age 73. It is the responsibility of the plan administrator to determine the amount, timing and source of RMDs for each participant in accordance with applicable laws and plan documents.

•

Any RMD distributions will follow our standard processing rules for an individual. Surrender Charges may apply if You withdraw more than the RMD calculated for this annuity contract based on the annuitant’s age.

•

An MVA will apply to RMDs taken during the MVA Period. RMDs are deducted from the Segment Value which is determined using the Segment Value calculation (unless the RMD is taken on the Segment Maturity Date).

Fees and Expenses

For an explanation of the fees and expenses that apply to this Contract, see the “Contract Fees, Charges, and Value Adjustments” provision.

28 RiverSource Structured Solutions 2 annuity — Prospectus

Contract Fees, Charges, and Value Adjustments

Indexed Account Fees and Transaction Costs

For the Indexed Accounts with an Annual Fee, there is a fee deducted from the Index rate of return after any Cap, Upside Participation Rate, or Buffer is applied to determine the Segment rate of return on the Segment Maturity Date. The Annual Fee is multiplied by the number of years in the Segment to determine the total fee that is deducted on the Segment Maturity Date. Prior to the Segment Maturity Date, a portion of the total fee is reflected in the Segment Value calculation based on the portion of the Segment that has elapsed. For the current Annual Fees on Indexed Accounts available for new Contracts, go to [    ]. The guaranteed maximum Annual Fee for any Annual Fee or Annual Fee Plus Indexed Account offered under this Contract is 5%.

Transaction costs which We may incur to purchase or sell the hypothetical portfolio, as measured by the proxy value, will generally decrease the Segment Value the day after the Segment start date. These transaction costs are included in the proxy value used to determine the Segment Value during the Segment and will generally decrease over the duration of the Segment and if a Segment is held to maturity, there are no transaction costs. You may lose up to 100% of Your investment and any prior earnings due to the daily Segment Value calculation. On the Segment Maturity Date, the Segment Value will be based solely on the Index rate of return and the applicable Crediting Method.

Returns of the iShares U.S. Real Estate ETF are reduced by any underlying fund fees or expenses and therefore Segment returns will be lower than if the underlying index was used. See “Segment Value Calculation for Indexed Account(s)” for more information.

Surrender Charge

Partial and full surrenders (including Income Choice monthly income) may be subject to Surrender Charges and income taxes (including an IRS penalty that may apply if You surrender prior to reaching age 59 1⁄2) and may have other tax consequences. The amount of the Surrender Charge, if any, will depend on the Contract Year during which the surrender is taken and the portion of the purchase payment being surrendered. For a partial surrender, We will determine the amount of Contract Value that needs to be surrendered, which after any Surrender Charge and any MVA, will equal the amount You request. Except on the Segment Maturity Date, the value of any Segment will be based on the Segment Value calculation (including the Investment Base and the proxy value). You should consider carefully the effect of partial surrenders prior to a Segment Maturity Date. For examples of how the Investment Base is impacted by a partial surrender, see Appendix C.

At the time of a partial surrender, if the Contract has a loss (i.e. Contract Value is less than the purchase payment not previously surrendered), the Surrender Charge will be greater, and therefore the amount of Contract Value that needs to be surrendered is greater than if the Contract has a gain. This is because Surrender Charges only apply to the portion of the purchase payment surrendered. If the Contract has a loss, then the amount of the purchase payment surrendered is larger than the Contract Value that is surrendered. If the Contract has a gain, then earnings are surrendered first and a smaller amount of the purchase payment is surrendered. The schedules below set forth the Surrender Charges under the Contract.

For an example, see Appendix D.

You select either a 6-year or 3-year Surrender Charge schedule at the time of application. If You elect the 3-year Surrender Charge schedule, you cannot elect any Indexed Accounts that have a 6-year duration for the entire time that you own the Contract.

	Six-year schedule		Three-year schedule

	Surrender Charge percentage applied to		Surrender Charge percentage applied to

Contract Year*	purchase payment surrendered	Contract Year*	purchase payment surrendered

1	9%	1	9%

2	8	2	8

3	8	3	8

4	7	4+	0

5	6

6	5

7+	0

*According to Our current administrative practice, for the purpose of Surrender Charge calculation, We consider that the year is completed one day prior to the Contract Anniversary.

If You are buying a new Contract as an inherited IRA, please consider carefully Your Surrender Charge selection. Surrender Charges for an inherited IRA are only waived for lifetime Required Minimum Distribution (RMD) amounts, not for a 5 year distribution.

You may surrender an amount during each Contract Year without a Surrender Charge. We call this amount the Total Free Amount. The Total Free Amount is free of Surrender Charge however, MVAs will apply, in addition to applicable taxes and/or tax

RiverSource Structured Solutions 2 annuity — Prospectus 29

penalties. All surrenders (including the Total Free Amount) are subject to the Segment Value calculation if taken before the Segment Maturity Date.

The Total Free Amount calculation is described below and is recalculated on each Contract Anniversary during the Surrender Charge period. Any unused portion does not carry over to future Contract Years.

During the first Contract Year the Total Free Amount is the greater of:

•	Contract earnings, or

•	10% of the purchase payment, less any amounts surrendered prior to Your surrender request that represent the Total Free Amount.

Contract earnings are defined as Contract Value, less purchase payment not previously surrendered, but not less than zero.

After the first Contract Year, the Total Free Amount is the greater of:

•	Contract earnings, or

•	10% of Your prior Contract Anniversary Contract Value, less any prior surrenders taken in the current Contract Year.

Amounts surrendered in excess of the Total Free Amount may be subject to a Surrender Charge as described below.

The Surrender Charge amount is determined by multiplying the amount of the purchase payment surrendered subject to a Surrender Charge by the applicable Surrender Charge percentage. The amount of the purchase payment surrendered is calculated using a prorated formula based on the percentage of Contract Value being surrendered. As a result, the amount of the purchase payment surrendered may be greater than the amount of Contract Value surrendered.

For the prorated formula and an example, see Appendix D.

Surrender Charges are intended to compensate Us for expenses incurred in connection with the promotion, sale, and distribution of the Contracts. We intend to use revenue generated from Surrender Charges for any legitimate corporate purpose.

Waiver of Surrender Charges

We do not assess Surrender Charges for:

•	surrenders that represent the Total Free Amount for that year; or

•	death benefit payments made in the event of Your death; or

•	after Your spouse has elected to continue the Contract; or

•	amounts applied to an annuity payment plan; or

•

for Tax Qualified Contracts other than Inherited IRAs, amounts surrendered to meet applicable required minimum distributions under the Code to the extent they exceed surrenders that represent Total Free Amounts (amounts surrendered under this waiver provision are limited to applicable required minimum distributions for this Contract only and to one time per Contract Year unless We agree other wise). For Inherited IRAs, this waiver provision only applies to lifetime required minimum distributions (and not a 5-year distribution); or

•	surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law.

Termination of the Contract will not affect any waiver of the Surrender Charge while the Contract was in force. Surrender proceeds will not be disbursed until We notify You of any denial of Your request for waiver of Surrender Charges and give You the opportunity to accept or reject surrender proceeds.

Contingent events

Surrenders You make if You are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a prior 60-day confinement period. Such confinement must begin after the Contract Date. Your Contract will include this provision when You are under age 76 at Contract issue. You must provide us with a letter containing proof satisfactory to Us of the confinement as of the date You request the surrender. We must receive Your surrender request no later than 91 days after Your release from the hospital or nursing home. The amount surrendered must be paid directly to You.

Surrenders You make if You are diagnosed in the second or later Contract Years with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide Us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to You.

Surrender Charge after Annuitization

If You elect an annuity payment plan and the plan We make available provides a liquidity feature permitting You to surrender any portion of the underlying value of remaining guaranteed payments, a Surrender Charge may apply.

A Surrender Charge will be assessed against the present value of any remaining guaranteed payments surrendered. The discount rate We use in determining present values varies based on: (1) the Contract Value originally applied to the annuitization; (2) the remaining years of guaranteed payments; (3) the annual effective interest rate and the periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payments; and (4) the interest spread (currently 1.50%). If We do not currently offer immediate annuities, we will use rates and values applicable to

30 RiverSource Structured Solutions 2 annuity — Prospectus

new annuitizations to determine the discount rate.

Once the discount rate is applied and We have determined the present value of the remaining guaranteed payments You are surrendering, the present value will be multiplied by the Surrender Charge percentage in the table below and deducted from the present value to determine the net present value You will receive.

Number of Completed Years Since Annuitization	Surrender Charge percentage

0	Not applicable*

1	5%

2	4

3	3

4	2

5	1

6 and thereafter	0

*We do not permit surrenders in the first year after annuitization.

Market Value Adjustments

A Market Value Adjustment (MVA) is a positive or negative adjustment that may be applied during the MVA Period when a full or partial surrender (including the Total Free Amount and RMDs, but excluding Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program) is taken, when amounts are applied to an Annuity Payment plan, or a death benefit is paid from the Indexed Accounts. An MVA may increase the death benefit but will not decrease it. If the MVA is positive, it will increase the Full Surrender Value, which is one of the components of the death benefit. The MVA applies to surrenders and other such transactions that occur at any time during the MVA Period, including on a Segment Maturity Date, except as provided below. The MVA Period matches the Surrender Charge period You chose. The MVA will either increase or decrease the amount You receive for a full or partial surrender or the amount applied to Annuity Payments.

An MVA does not apply to the following:

•	surrenders from the Interim Account (including Contingent Return earnings when using the optional automated transfer program); and

•	transfers between Indexed Accounts or the Interim Account; and

•	any transactions on or after the date the MVA Period ends; and

•	after a spouse has elected to continue the Contract under the Spouse’s Option to Continue Contract provision; and

•	if this Contract is continued as an inherited IRA following Your death; and

•	any partial surrenders of the Monthly Income under the Income Choice Crediting Method.

The MVA is not a fee or charge provided in consideration for any specific Contract features. The MVA is related to the value of the fixed income instruments that we may hold to support our obligations under the Indexed Accounts. The purpose of the MVA is to shift from Us to You the risk that these fixed income instruments may increase or decrease in value when amounts are surrendered or otherwise removed from the Contract.

The MVA is calculated for each Segment using a formula that takes into account (1) the change in an external index since the Contract was issued (the MVA Reference Rate), (2) the dollar amount of the proxy value of the hypothetical fixed assets for the Segment , and (3) the time remaining in the MVA Period.

MVA Reference Rate

The MVA reference rate is used to calculate the MVA factor, as described below. The MVA reference rate for any Day is the previous Business Day’s Index Value of the Bloomberg US Agg Credit Index - Yield to Worst rate (Ticker: LUCRYW).

MVA Factor

The MVA factor is a percentage used to calculate the MVA amount and is equal to:

MVA factor = [(1 + i) / (1 + j)]k - 1 Where:

i = MVA reference rate on the Contract Date

j = current MVA reference rate

k = MVA Period x ( [number of full and partial years remaining in the MVA Period / MVA Period] m) m = MVA Exponent = 0.5

MVA Amount

The MVA amount is the dollar amount of the adjustment added to or subtracted from the full or partial surrender amount or the amount applied to an Annuity Payment plan or added to the death benefit amount. The MVA amount for each Segment is equal to the MVA factor multiplied by the proxy value of the hypothetical fixed assets for that Segment (which is determined by the

RiverSource Structured Solutions 2 annuity — Prospectus 31

Segment Value calculation). Note: on the Segment Maturity Date, the proxy value of the hypothetical fixed assets is equal to the Investment Base. The total MVA amount is the sum of the MVA amounts for each Segment.

The Full Surrender Value at any time will be the Contract Value immediately prior to the surrender (which is based on the Segment Value calculation) less any Surrender Charge, less any rider charges, and adjusted for any MVA.

For a partial surrender, the amount paid to You will equal the amount withdrawn from the Contract Value, less any Surrender Charge, and adjusted for any MVA. For a partial surrender, the MVA amount for each Segment is proportional to the amount of Contract Value deducted from each Segment. For additional information about surrenders, see, “Surrenders.”

If there is a significant increase in interest rates since the Contract is issued, You could experience a significant negative MVA for any surrenders or when Annuity Payments start, which will reduce the full or partial surrender amount or the amount applied to an annuity payment plan. In extreme circumstances, you could lose a significant portion of the amount surrendered or otherwise removed from a Segment. The protection option of the Segment does not apply to mitigate losses due to a negative MVA. Losses will be greater if Surrender Charges and rider fees are also deducted. Taxes and/or tax penalties may also apply. However, any negative MVA for a given interest rate change will decrease as You get closer to the end of the MVA Period. Generally, if there is a decrease in interest rates since the Contract is issued, the MVA will be positive and will increase the amount you receive from a full or partial surrender, the death benefit payment, or the amount applied to Annuity Payments. There is no MVA after the MVA Period ends.

You may obtain information about the current value of an MVA by contacting Our Service Center at 1-800-862-7919. However, the MVA fluctuates daily, and the value quoted may be different from the actual amount of the MVA at the time of your transaction.

The table below shows examples of the calculation of the MVA Factor for a 6-Year MVA Period. Each of the examples shows a negative MVA. Please see the Statement of Additional Information (“SAI”) for additional examples demonstrating the calculation of the MVA.

Examples of MVA Factor for 6-Year MVA Period

	Duration After Issue	Reference Rate on Contract Date (i)	Current Reference Rate (j)	(k)	MVA Factor

#1	1 Day	1%	2%	6.00	-5.7%

#2	1 Day	1%	3%	6.00	-11.1%

#3	1 Day	1%	11%	6.00	-43.2%

#4	1 Day	1%	31%	6.00	-79.0%

#5	1 Day	1%	51%	6.00	-91.0%

#6	2 Years	1%	51%	4.90	-86.1%

#7	4 Years	1%	51%	3.46	-75.2%

Discontinuation of or Substantial Change to the MVA Index

If the MVA Index is discontinued, or if We no longer have the right to use the MVA Index, or if the MVA Index calculation or methodology substantially changes, We will substitute an alternative MVA Index, which is substantially similar if available, and notify You before the substitution.

Segment Value Calculation

On the Segment start date, the Segment Value is the Investment Base, which is the amount allocated to the Segment. Other than on the Segment start date and the Segment Maturity Date, We calculate the value of each Segment daily using the Segment Value calculation. The result of this calculation is the Segment Value, and the amount available for full and partial surrenders (including RMDs and the Total Free Amount), death benefits, and amounts applied to an annuity payment plan from the Segments, as well as for the elective and automatic lock features. The Segment Value calculation is not used to determine the Income Choice monthly income amount.

The Segment Value calculation is related to the value of the financial instruments that we may hold to support our financial obligations under the Indexed Accounts. The purpose of the Segment Value calculation is to shift from Us to You the risk that these instruments may increase or decrease in value when amounts are surrendered or otherwise removed from the Contract.

The Segment Value is determined solely by us and will generally change daily. The calculation of the Segment Value during the Segment term is designed to represent the value of a hypothetical portfolio of instruments that provides the Segment Value on the Segment Maturity Date. We are not required to hold actual investments corresponding to this hypothetical portfolio. The hypothetical portfolio of instruments is incorporated into the Segment Value through the use of the proxy value. The proxy value (for a portfolio of assets that provides the Segment Value on the Segment Maturity Date) is a factor that represents the current value of the hypothetical portfolio on a per dollar basis. The proxy value increases or decreases daily depending on the value of the hypothetical portfolio.

32 RiverSource Structured Solutions 2 annuity — Prospectus

The proxy value is impacted by multiple economic and external factors, including Index returns, implied volatility, dividend rates, interest rates, annual fees, and transaction costs. Your Investment Base and the proxy value for the hypothetical portfolio are used to determine Your Segment Value during the Segment term as outlined below. We reserve the right to recalculate the Segment Value on any day in the event We determine there is a data error within the external factors.

The value in each Segment after the Segment start date and before the Segment Maturity Date is equal to the Investment Base multiplied by the proxy value. The proxy value is a factor determined solely by Us daily and is equal to (1) plus (2) minus (3) where:

(1) is the hypothetical value of a set of derivatives which reflects the features of the Crediting Method and is valued using an option pricing formula including transaction costs, and

(2) is the hypothetical value of the fixed assets which, when combined with the MVA, replicates the value of the fixed assets supporting the Segment, and

(3) is the present value of the Annual Fee(s) (if applicable), which is the discounted value of the “total fee” that will reduce the Segment rate of return on the Segment Maturity Date.

The “total fee” equals the Annual Fee multiplied by the number of years in the Segment.

The Segment Value is negatively impacted the day after the Segment start date to reflect the transaction costs we may incur to purchase or sell the hypothetical portfolio. These transaction costs are included in the proxy value and will generally decrease over the duration of the Segment. Our proxy value may be higher or lower than the value obtained by using other methodologies.

The Segment Value before the Segment Maturity Date is not based solely on Index returns and therefore may be lower than the Investment Base, even if the corresponding Index has positive returns since the Segment start date. The Segment Value calculated could be less than if You had held the Segment until the Segment Maturity Date. Additionally, you may not receive the full protection of the Buffer or Trigger prior to Segment maturity because the hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. This means that there could be less money available for surrenders, death benefits payments, and Annuity Payments during the Segment term. There is a risk of substantial loss if you take a surrender or other transaction before the Segment Maturity Date, which, in extreme circumstances, could be as much as 100% of the Investment Base, including any prior earnings. Any applicable Surrender Charges, fees, and MVA will be deducted from the Segment Value calculated. Taxes and/or tax penalties may also apply.

Impact of Surrenders Before Segment Maturity

Upon partial surrender (including partial annuitization) from the Segments prior to the Segment Maturity Date, your Segment Value (as determined by the Segment Value calculation) will be reduced by the dollar amount of the partial surrender. The Investment Base for each Segment will be reduced by the same proportion that the partial surrender reduced the value of the Segment (excluding Income Choice Monthly Income). This means that if the Segment Value is higher than the Investment Base at the time of a partial surrender, then the Investment Base is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the Segment Value is lower than the Investment Base at the time of a partial surrender, then the Investment Base is reduced by an amount that is more than the dollar amount withdrawn. The reduction to the Investment Base may be significant. A reduction to your Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the Segment Maturity Date. For Income Choice Segments, any surrenders (including RMDs) other than the Monthly Income will reduce the Investment Base, and therefore will reduce any remaining Monthly Income for the Segment term. See “Surrenders” for additional information on how surrenders impact the Segment Value and Investment Base. For examples of how the Investment Base is impacted by a partial surrender, see Appendix C.

You may obtain information about the current Segment Value by contacting our Service Center at 1-800-862-7919. However, the Segment Value before the Segment Maturity Date fluctuates daily, and the value quoted may be different from the actual value of the Segment at the time of your transaction.

For more information on how We determine the proxy value, including the Segment Value calculation during the Segment term, please see the information and examples in the SAI.

Optional Death Benefit Charges

The deduction of the rider fee will reduce your Contract Value, Rider fees deducted from multi-year Segments on a Contract Anniversary prior to the Segment Maturity Date will cause a proportional reduction to the Investment Base. See “Surrenders” for more information.

Return of Purchase Payment (ROPP) Rider Benefit Charges

We deduct a charge for this optional feature only if you select it. The current annual fee is 0.60% of your ROPP Value on each Contract Anniversary. We pro-rate this charge among all Segments and the Interim Account in the same proportion Your interest in each account bears to Your total Contract Value on Your Contract Anniversary. The charge is calculated on Your Contract Anniversary by multiplying the annual rider fee by the ROPP Value.

The annual rider fee is subject to the maximum annual rider fee of 0.95%.

We may increase the annual rider fee at Our discretion and on a non-discriminator y basis. Your annual rider fee will increase if We declare an increase to the fee with written notice 30 Days in advance. The new fee will be in effect on the date We declare

RiverSource Structured Solutions 2 annuity — Prospectus 33

in the written notice. You can decline this increase and therefore terminate the rider if We receive Your Written Request prior to the date of the fee increase. If Your rider fee changes during a Contract Year, We will calculate an average annual rider fee, for that Contract Year only, adjusted for the number of Days each fee was in effect. If Your Contract or rider is terminated for any reason, the rider charge will be deducted, adjusted for the number of Days coverage was in place during the Contract Year, and no further charges for this rider will be deducted.

MAV Death Benefit Rider Charges

We deduct a charge for this optional feature only if you select it. The current annual fee is 0.30%. We pro-rate this charge among all Segments and the Interim Accounts in the same proportion Your interest in each account bears to Your total Contract Value on Your Contract Anniversary.

Prior to Your 91st birthday the charge is calculated on Your Contract Anniversary by multiplying the annual rider fee by the greater of the MAV or the Contract Value. Any automatic reset of the MAV will increase the amount of the annual rider fee deducted.

On or after Your 91st birthday the charge is calculated on Your Contract Anniversary by multiplying the annual rider fee by the MAV.

The annual rider fee is subject to the maximum annual rider fee of 0.40%.

We may increase the annual rider fee at Our discretion and on a non-discriminator y basis. Your annual rider fee will increase if We declare an increase to the fee with written notice 30 Days in advance. The new fee will be in effect on the date We declare in the written notice. You can decline this increase and therefore terminate the rider if We receive Your Written Request prior to the date of the fee increase.

If Your rider fee changes during a Contract Year, We will calculate an average annual rider fee, for that Contract Year only, adjusted for the number of Days each fee was in effect.

If Your Contract or rider is terminated for any reason, the rider charge will be deducted, adjusted for the number of Days coverage was in place during the Contract Year, and no further charges for this rider will be deducted.

Investment Base Adjustment

ROPP and MAV rider charges will reduce the Investment Base on each Contract Anniversary during a multi-year Segment in the same proportion that the rider charge reduced the Segment Value. For each Segment that is reduced by a rider charge, the Investment Base for that Segment will be reduced by:

a × b   where:

 c

a = the amount of the rider charge deducted from the Segment

b = the Investment Base for the Segment on the date of the rider charge

c = the value in the Segment on the date of (but prior to) the rider charge

State Variations

This prospectus contains information that You should know before investing in the Contract. All material terms and conditions of the Contract, including material state variations, are described in this prospectus. See Appendix B.

34 RiverSource Structured Solutions 2 annuity — Prospectus

Ownership

Owner

The Owner is the person or persons who own the Contract and is entitled to exercise all ownership rights and privileges under the Contract. Two persons may own the Contract together, and in that case, any Contract provisions based on the age of the Owner, will be based on the age of the older Owner. You can buy the Contract if You (and any joint owner) are age 90 or younger.

Joint Owners: A non-qualified Contract can be owned by joint Owners. If two Owners jointly own this Contract, each Owner may independently exercise transfers among the various account options, subject to the limits in the transfer of Contract Value provision. Unless agreed to by Us, all other terms, conditions, rights and requirements that apply to an Owner under this Contract shall apply jointly to each Owner named.

The Owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust if We agree. If the Owner or any joint Owner is a non-natural person or a revocable trust, the Annuitant will be deemed to be the Owner for any provision or benefit using the age or life of the Owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code. Any provisions based on age will be based on the age of the oldest Annuitant. These include Payments to Beneficiaries, Purchase payment and Surrender provisions. If the Owner or any joint Owner is a non-natural person or revocable trust, the Annuitant may not be changed, and a Contingent Annuitant may not be named.

Annuitant

The Annuitant is the person or persons on whose life periodic Annuity Payments depend. You initially name the Annuitant and any joint Annuitant on Your Contract application.

Changes to Ownership and Annuitants

You may change the ownership of this Contract by Written Request or other method agreed to by Us. Unless You specify otherwise, the change of ownership shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the notice at Our service center. We will honor any change of ownership request received in Good Order that We believe is authentic, and We will use reasonable procedures to confirm authenticity. If We follow these procedures, We will not take any responsibility for the validity of the change.

The death benefit amount may change due to an ownership change. See “Death Benefit - Standard Death Benefit - Covered Life Change” for more information.

A change of ownership may result in tax consequences. If You have a nonqualified annuity, You may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If You have a qualified annuity, You may not sell, assign, transfer, discount or pledge Your Contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the Contract may be transferred to the Annuitant.

If You have a nonqualified Contract and are a natural person (excluding a revocable trust) and it is prior to the Annuitization Start Date, You may change the Annuitant or Contingent Annuitant by Written Request or other method agreed to by Us. Unless You specify otherwise, the change of Annuitant or Contingent Annuitant shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the notice at Our service center.

In addition, if the Annuitant is not an Owner and the Annuitant dies before the Annuitization Start Date, the Owner becomes the Annuitant unless a Contingent Annuitant has been previously selected. The Contract continues in force, and no death benefit is payable.

If the Annuitant is an Owner and the Annuitant dies before the Annuitization Start Date, the death benefit is payable.

Beneficiary

The Beneficiary is the person(s) or entity (or entities) You designate to receive the death benefit of this Contract if You die while this Contract is in force, as described in the “Death Benefit” section. We will not be bound by any such designation unless made by Written Request or other method agreed to by Us and recorded by Us.

For joint spousal ownership with right of survivorship, the surviving spouse is deemed the sole Beneficiary superseding any other beneficiary designation. This permits the surviving spouse to use the Spouse’s Option to Continue Contract provision in the Payments to Beneficiaries section of the Contract. The deemed surviving spouse sole Beneficiary designation may only be overridden if specifically requested in writing and signed by both joint spousal Owners.

Only those Beneficiaries who are living as of the date of death may share in the benefits, if any. Benefits will be paid to all primary Beneficiaries surviving You, in accordance with Your last Beneficiary designation on file. If none survive, proceeds will be paid to all surviving contingent Beneficiaries. If there is no valid Beneficiary designation or if no Beneficiary survives, subject to rules stated in Your Contract, We will pay the benefits as follows:

RiverSource Structured Solutions 2 annuity — Prospectus 35

•	if there are joint Owners, We will pay the surviving Owner(s), otherwise;

•	if the Owner is a non-natural person or revocable trust, We will pay the Owner, otherwise;

•	to Your spouse, if living, otherwise;

•	if no spouse is living, to Your lawful children, if living, othewise;

•	if You have no spouse or direct descendants, to Your parents equally or the survivor, if living, otherwise;

•	to Your estate.

Change of Beneficiary

By Owner. You may change the beneficiary at any time by Written Request or other method agreed to by Us and recorded by Us. Unless You specify otherwise, the change of Beneficiary shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the notice at Our service center.

A new Beneficiary designation revokes any prior designation and is effective when signed by You. We are not responsible for the validity of any Beneficiary designation or for any legitimate actions We may take under the Contract (including payments) prior to receiving a request to change a Beneficiary. Beneficiaries should notify Us of Your death as promptly as possible.

By Beneficiary. If the death benefit under this Contract becomes payable to a Beneficiary (recipient) under an annuity payment plan, that recipient shall have the right to name, or later change, their own Beneficiary by Written Request or other method agreed to by Us and recorded by Us. If there is no valid Beneficiary designation or if no Beneficiary survives the recipient, We will pay any benefits due under the annuity payment plan following the death of the original Beneficiary as follows:

•	to the recipient’s spouse, if living, other wise;

•	if no spouse is living, to the recipient’s lawful children, if living, other wise;

•	if the recipient has no spouse or direct descendants, to the recipient’s parents equally or the survivor, if living, other wise;

•	to the recipient’s estate.

Assignment

You can assign this Contract or any interest in it. Your interest and the interest of any Beneficiary are subject to the interest of the assignee. An assignment is not a change of ownership and an assignee is not an Owner as these terms are used in this Contract.

A copy of any assignment must be submitted to Us at Our service center. Unless You specify otherwise, an assignment shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the assignment at Our service center. We are not responsible for the validity or effect, tax or otherwise, of any assignment.

36 RiverSource Structured Solutions 2 annuity — Prospectus

Purchase

Purchasing the Contract

You can complete an application and send it along with Your purchase payment to our Service Center.

We are required by law to obtain personal information from You which We will use to verify Your identity. If You do not provide this information, We reserve the right to refuse to issue Your Contract or take other steps We deem reasonable. As the Owner, You have all rights and may receive all benefits under the Contract. You may buy a qualified or nonqualified annuity. You can buy a Contract if You are age 90 or younger on the date We issue the Contract.

The Contract is issued generally on the next Business Day after all purchase payments listed on the application are received (except We do not issue Contracts on leap days). We will wait up to 90 days to issue the Contract. At any time during the 90 days following the application date, if We have received at least the minimum purchase payment (but not all purchase payments listed on the application), You can request that the Contract be issued on the next Business Day. Once the Contract is issued, no other purchase payments (including those that were listed on the application but not yet received) will be allowed. If the minimum purchase payment is not received within 90 days after the application date, the application will be cancelled. Initial Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees for Your initial Indexed Account elections will be shown in Your Contract. If the Contract is issued within the Rate Lock Period (i.e., 30 days after the application date plus the number of days until the next Business Day after the 30th day), the initial purchase payment will receive the applicable Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees in effect on the application date. If Your Contract is not issued within the Rate Lock Period, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees will be based on the rates in effect on the Contract Date which could be substantially different than the rates in effect on the application date. For current rates, go to [   ]. For renewal information, see “Renewal Interest Rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees”.

Householding and delivery of certain documents

With Your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses and supplements. Your authorization remains in effect unless We are notified otherwise. If You wish to continue receiving multiple copies of these documents, You can opt out of householding by calling Us at 1.866.273.7429. Multiple mailings will resume within 30 days after We receive Your opt out request.

Allocation of Your Purchase Payment

The purchase payment will be allocated based on Your initial elections as of the Contract Date. You tell Us how to apply Your purchase payment by specifying Your desired allocation (by whole percentages that add up to 100%) among the available Indexed Accounts. We reserve the right to limit in Our sole discretion how the purchase payment can be allocated among the available Indexed Accounts. No such limitations are currently in place.

Purchase Payment

The purchase payment is the payment made by You on Your behalf for the benefits described in the Contract. Purchase payment amounts may be limited under the terms of the Contract.

Minimum purchase payment

$10,000

Maximum purchase payment* (based on Your age on the application date):

through age 75	$3,000,000

for ages 76 to 90	$1,000,000

No purchase payment is allowed after the Contract Date.

*

These limits apply in total to all RiverSource Life annuities You own unless a higher amount applies to Your Contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.

We reserve the right to refuse any purchase payment that exceeds maximum purchase payment amounts and any purchase payment that exceeds these maximums when aggregated with previous purchase payments made to other contracts. Further, We reserve the right to refuse any purchase payment that does not meet our minimum purchase payment requirements, is not in Good Order, or is otherwise contrary to law for RiverSource Life to accept.

Limitations on Use of Contract

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, We may be required to reject a purchase payment. We may also be required to block an Owner’s access to Contract Value and satisfy other statutory obligations. Under these circumstances, We may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

RiverSource Structured Solutions 2 annuity — Prospectus 37

Right to Examine and Cancel

You have the right to examine and cancel the Contract without incurring a Surrender Charge or MVA (although the Segment Value calculation will apply) by returning it to Us or to Your RiverSource Life registered representative within a certain number of days, which can var y by state, but is never less than ten days after You receive Your Contract. In some states, the right to examine period may be longer. If You cancel Your Contract during this period, We will issue a refund. Your state’s law will determine the amount You will receive.

The amount of Your refund and the length of the right to examine and cancel period may depend on if Your Contract is a replacement of another insurance or annuity contract. In certain states, for Contracts issued as a replacement, this period is 30 days.

If this is an IRA contract, upon such cancellation We will refund the entire purchase payment which You have paid less any partial surrenders We have made. The purchase payment returned will not be reduced for any Surrender Charges, MVA, or fees; and will not be based on the Segment Value calculation.

If this is not an IRA contract, upon such cancellation We will refund an amount equal to the sum of:

(1)	the Contract Value as of the Business Day We receive the returned Contract (except in states that require a return of purchase payment); and
(2)	any premium tax charges paid.

If you cancel this Contract under this provision, We reserve the right not to accept another application for this Contract for a period of six months.

Note for states where We return Contract Value: Any amount allocated to an Indexed Account will have its value based on the Segment Value calculation (including the Investment Base and the proxy value). During the period of time You have to examine and cancel the Contract, Segment Values may be negatively impacted under this calculation. You bear the risk that the amount refunded may be significantly less than the purchase payment You have made.

If the amount refunded is based on the purchase payment, the amount returned will be the entire purchase payment (less any partial surrenders You have made) and will not be based on the Segment Value calculation.

For a state-by-state description of material variations of this Contract, including the right to examine and cancel period, see Appendix B.

38 RiverSource Structured Solutions 2 annuity — Prospectus

Investment Options

Under the Contract, You can allocate Your Purchase Payment and Contract Value among the available Indexed Accounts. After the MVA period or after a spousal continuation, You may also allocate Contract Value to the Interim Account.

Indexed Accounts

You may allocate the purchase payment and Contract Value to the Indexed Accounts, subject to the limits described in the “Transfers” section. The Crediting Method and duration, including the applicable Buffer or Trigger associated with an Indexed Account, will not change for the duration of the Contract.

A Segment is created each time an amount is allocated to an Indexed Account. Each Segment starts on the Contract Date or on a Contract Anniversary. There is no minimum amount needed to start a Segment. You may not request a transfer to an open Segment; each allocation to an Indexed Account will open a new Segment.

At the end of each Segment on the Segment Maturity Date, we will calculate the Segment rate of return(which can be positive, negative, or zero) and apply it to the Investment Base (amounts allocated to each Segment adjusted for any withdrawals and rider charges)). An investment in an Indexed Account is not an investment in the Index or in any Index fund. You could lose a significant amount of money if the Index(es) declines in value.

Current categories of Indexed Accounts available under the Contract:

Category	Durations	Protection Options	Number of Indexed Accounts
Standard	1 year	Buffers: -10%, -15%, -20%, -25% and -100%	10
	3 years	Buffers: -10%, -15% and -20%	12
	6 years	Buffers: -10%, -15% and -25%	12
Dual Directional	1 year	Buffer: -10%, -15% and -20%	6
	3 years	Buffer: -10%, -15% and -20% and -25%	8
	6 years	Buffer: -10%, -15% and -25%	6
Annual Lock	3 and 6 years	Buffer: -10%	2
Contingent Return	1, year	Buffers: -10%, -15% and -20% Triggers: - 30%	8
	2, and 3 years	Buffers: -10%, -15% and -20%	12
Income Choice	1 year	Buffer: -10%, -15%, -20% and -25%	8
Annual Fee	6 years	Buffer: -10%, -15% and -25%	9
Annual Fee Plus	1 year	Buffer: -10%	1
	3 years	Buffer: -15%	3
	6 years	Buffer: -10%, -15% and -25%	9

Information regarding the features of each currently offered Indexed Account, including (i) its name, (ii) its type (e.g., market Index, exchange-traded fund, etc.), or a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Segment duration, (iv) its crediting methodology, (v) its current limit on Index loss, and (vi) its minimum limit on Index gain, is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.

For recent Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees available for new Contracts, go to [   ].

Indexed Accounts are comprised of var ying Indexes, Caps, Contingent Returns, Annualized Income Rates, protection options (i.e. Buffers or Triggers), Annual Fees, Upside Participation Rates and durations. Consider carefully these features when weighed against Your risk profile and tolerance, investment objectives, analysis of the underlying Index characteristics and its history and volatility, and expectations of market conditions. Past performance does not guarantee future results.

You may not invest in Indexed Accounts with a duration of 6 years for the entire time that you own the Contract if You elect the 3-year Surrender Charge Schedule.

Index rates of return used in the Segment Value calculation and to determine the Segment rate of return on the Segment Maturity Date do not include reinvestment of dividends from underlying companies.

RiverSource Structured Solutions 2 annuity — Prospectus 39

Interest Rates, Caps, Upside Participation Rates, Contingent Returns, Annualized Income Rates, and Annual Fees are not guaranteed and can be changed by Us for each new Segment, subject to any contractual minimums or maximums, the Renewal Provision in Your Contract and any attached endorsements. The protection option of each currently offered Indexed Account will not change for the life of your Contract, although we may add or discontinue Indexed Accounts, subject to the provisions below.

Discontinuation and Substitution of Indexes and Indexed Accounts

We reserve the right to discontinue or substitute an Index at any time if an Index is discontinued, We no longer have the right to use the Index, there is a substantial change in the calculation of an Index, hedging instruments become difficult to acquire, the cost of hedging becomes excessive, or if We determine that Our use of the Index should be discontinued. If We substitute an alternative Index, then the Segment value may change to reflect the new Index after the substitution. We will notify You before the substitution.

We may substitute an alternative index if We determine there is a reasonable substitute that is commercially viable. We will attempt to choose an Index that has a similar investment objective and risk profile as compared to the original Index. If no reasonable alternative is available for substitution of such Index, then the Segment Value will not change according to the daily Segment Value calculation until the next Contract Anniversary (unless a surrender is taken from that Segment) when the Segment will end. In this case, the Segment Maturity Date will be changed to the next Contract Anniversary; however, the Segment rate of return will not be calculated and applied as described in the “Segment Value on the Segment Maturity Date” provision. We will notify You before the discontinuation. You must provide instructions to transfer the Segment Value to any available Indexed Accounts or the Interim Account during the next Transfer Window. If We do not receive transfer instructions from You, the Segment Value will be transferred to the Interim Account.

If We substitute an Index before the Segment Maturity Date, We will calculate the Index rate of return for the full Segment using the replaced Index up until the replacement date and the new Index thereafter through the Segment Maturity Date. This will be accomplished by multiplying 1 plus the Index rate of return prior to the substitution by 1 plus the Index rate of return after the substitution, and then subtracting one. For example, if substitution of an Index for a three year Segment takes place at the end of the first year and the Index rate of return at the end of the first year is 10 percent, and the Index rate of return for the two years after the substitution is 20 percent, we would multiply 1.1 by 1.2 which results in 1.32. After subtracting one, this results in an Index rate of return of 32 percent. We will not change the Crediting Method, the Buffer or Trigger, applicable to a Segment if We substitute the Index.

We reserve the right to add or discontinue Indexed Accounts at any time at Our discretion. We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be offered with a Guaranteed Minimum Cap of 2%. There is no guarantee that any other Indexed Account or Crediting Method will be available during the entire time that You own Your Contract. Any existing Segments with the discontinued Indexed Account will continue until their Segment Maturity Date. On the Segment Maturity Date, the Segment Value in any discontinued Indexed Accounts will need to be transferred to a different Indexed Account or the Interim Account. If We do not receive transfer instructions from You during the Transfer Window, the Segment Value will be transferred to the Interim Account.

Consider Your risk tolerance before You invest.

We will send You written or electronic notification showing the available Indexed Accounts and notifying you of the availability of the Interim Account at least 14 days before the Contract Anniversary if You have Contract Value that can be transferred on that Contract Anniversary. Your requested transfer must be received within the 30-day Transfer Window. See “Transfers” for additional information.

Additional Information About the Indexes

Currently, the rate of return for each Indexed Account is based on the performance of one or two of the following Indexes, each covering different asset classes. For additional information about the Indexes, see Appendix F: Index Disclosures.

S&P 500 Index. The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Russell 2000® Index. Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current Index membership. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 923 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI

40 RiverSource Structured Solutions 2 annuity — Prospectus

EAFE Index as of the date of this prospectus include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Nor way, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

MSCI Emerging Markets Index. The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,194 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries as of the date of this prospectus include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

NASDAQ-100 Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

iShares® U.S. Real Estate ETF. The iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. It uses a representative sampling indexing strategy (a strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index) to manage the Fund. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the underlying Index. The iShares U.S. Real Estate ETF performance is based on the NAV of the ETF, not the total return. Therefore, the returns do not include dividends or other distributions declared by the Fund on the securities of the Fund. Additionally, the Fund deducts underlying fund fees or expenses when calculating performance. This will reduce the return and cause the Fund to underperform a direct investment in the securities composing the Fund or underlying index.

Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years as well as the Index returns after applying a hypothetical 5% Cap and a hypothetical -10% Buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

RiverSource Structured Solutions 2 annuity — Prospectus 41

The performance below is NOT the performance of any Indexed Account or Segment. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Accounts, and does not reflect Contract fees and charges, including Surrender Charges , which reduce performance.

S&P 500 Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Russell 2000® Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

42 RiverSource Structured Solutions 2 annuity — Prospectus

MSCI EAFE Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

MSCI Emerging Markets Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

RiverSource Structured Solutions 2 annuity — Prospectus 43

NASDAQ-100 Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

iShares® U.S. Real Estate ETF*

* The ETF performance is based on the NAV of the ETF, not the total return, and therefore, does not reflect the dividends paid on the assets composing ETF. Additionally, the Fund deducts underlying fund fees or expenses when calculating the return. This will reduce the ETF return and cause the Fund to underperform a direct investment in the securities composing the Fund or underlying index.

Interim Account

You may allocate Contract Value to the Interim Account after the MVA Period or after a spousal continuation, subject to the limits in the “Transfer” provision. The Interim Account is also used to hold amounts for the optional automated transfer program, and, if elected by You, transfers of the Monthly Income amount if You are invested in Income Choice Indexed Accounts. Amounts applied to the Interim Account earn a declared rate of interest subject to the guaranteed minimum interest rate. Interest rates are guaranteed for one year and may change on each Contract Anniversary.

We credit interest to the Interim Account daily. All interest rates We quote are effective annual interest rates, which refers to the rate that results after interest has been credited and compounded daily for a full year. The guaranteed minimum interest may vary each calendar year and is not less than the rate required by state law. Your guaranteed minimum interest rate is stated in Your Contract. Interest will begin to accrue on the date any Contract Value is transferred or added to the Interim Account.

The interests of the Interim Account are not registered under the Securities Act of 1933, and the Interim Account is not registered as an investment company under the Investment Company Act of 1940. Interim Account disclosures are subject to certain generally-applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.

Transfers

Contract Value may be transferred from the Interim Account on each Contract Anniversary. You may request that Contract Value be transferred to the Interim Account (if available) on each Contract Anniversary after the MVA Period or after a spousal continuation.

44 RiverSource Structured Solutions 2 annuity — Prospectus

Only Contract Value in maturing Segments may be transferred to the Interim Account. You may request a transfer once each Contract Year during the 30-day Transfer Window that ends on the Contract Anniversary. The Transfers requested during the Transfer Window will be effective as of the Contract Anniversary. If no transfer instructions are received and You have not elected automatic rebalancing, any Contract Value in the Interim Account will remain in the Interim Account for another Contract Year. In addition, if you have elected the automated transfer program, Contingent Return earnings from 1-year Segments will be transferred into the Interim Account on each Contract Anniversary while the program is active. See “Transfers” for more information.

At least 14 days before each Contract Anniversary, if You have Contract Value that can be transferred on that Contract Anniversary, We will send You a written or electronic notice of the available Indexed Accounts and notifying you of the availability of the Interim Account, The notice will incude information about the renewal interest rate for the Interim Account and the renewal Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees declared for the next Segments.

RiverSource Structured Solutions 2 annuity — Prospectus 45

Valuing Your Investment

The Contract Value at any time is the sum of:

•	the value in the Interim Account; and

•	the value in the Indexed Account(s).

Interim Account Value

The value in the Interim Account at any time will be the total of:

•	any amounts transferred to the Interim Account; plus

•	interest credited; plus

•	any amounts added to the Interim Account after a “covered life change” for a spouse who continues the Contract; less

•	any amounts transferred from the Interim Account; less

•	any amounts deducted from the Interim Account for surrenders; less

•	any amounts deducted from the Interim Account for rider charges.

Segment Value Calculation for Indexed Account(s)

The value in an Indexed Account will be the sum of the value in each Segment for that Indexed Account. A Segment is created each time an amount is allocated to an Indexed Account. Each Segment starts on the Contract Date or on a Contract Anniversary. There is not a minimum amount needed to start a Segment.

You may not request a transfer to an open Segment. Each allocation to an Indexed Account will open a new Segment.

An Indexed Account may have multiple open Segments with different start dates and Segment Maturity Dates, if the duration of an Indexed Account is more than one year. For example, if an Indexed Account has a duration of two years and You allocate to that Indexed Account on two consecutive Contract Anniversaries, You will have two Segments for that Indexed Account open at the same time with different start dates and Segment Maturity Dates. However, multiple open Segments may have the same Segment Maturity Date if the Segment Value is locked in. In this case, the Segment Maturity Date will be the next Contract Anniversary and may be earlier than the original Segment Maturity Date.

Segment Value on the Segment start date. On the Segment start date the Investment Base and the Segment Value are both equal to the amount allocated to the Segment.

Segment Value after the Segment start date and before the Segment Maturity Date. After the Segment start date and before the Segment Maturity Date, we will calculate the value of each Segment using the Segment Value calculation. The Segment Value will generally change daily. The result of this calculation is the Segment Value and is therefore the amount available for full and partial surrenders (including, RMDs and the Total Free Amount), death benefits, and amounts applied to an annuity payment plan, as well as for the elective and automatic lock features. The Segment Value calculation is not used to determine the Income Choice monthly income.

The Segment Value during the term is designed to represent the value of a hypothetical portfolio of instruments that provides the Segment Value on the Segment Maturity Date. The proxy value increases or decreases daily depending on the value of the hypothetical portfolio. The proxy value is impacted by multiple economic and external factors. Your Investment Base and the proxy value for the hypothetical portfolio are used to determine Your Segment Value between the Segment start date and the Segment Maturity Date. This means the Segment Value during the term is not based solely on Index returns and therefore may be lower than the Investment Base, even if the Index rate of return is positive since the Segment start date. You could lose a significant amount of money due to the Segment Value calculation if amounts are removed from a Segment prior to the Segment Maturity Date. See “Contract Fees, Charges and Value Adjustments – Segment Value Calculation” and “Surrenders” for more information.

Segment Value on the Segment Maturity Date. The value in each Segment on the Segment Maturity Date equals the Investment Base multiplied by the sum of one plus the Segment rate of return.

Segments only mature on Contract Anniversaries. Unless an elective or automatic lock was applied, the Segment maturity will be a certain number of years from the Segment start date, where the number of years is the duration of the Indexed Account. If the Segment Maturity Date is a weekend, holiday, or other non-Business Day, maturity processing will be delayed until the next Business Day; however, the Segment Maturity Date will not change.

Unless the Segment has the Annual Lock with a Buffer crediting method, the Segment rate of return on the Segment Maturity Date is based on a single point in time.

Segment Value Lock

At any time during a Segment, before the Segment Maturity Date, You may request an elective lock of the Segment Value or set an Automatic Lock Target by notifying us.

If You decide to exercise an elective lock or an automatic lock occurs, Your Segment Value (which otherwise fluctuates daily

46 RiverSource Structured Solutions 2 annuity — Prospectus

according to the Segment Value calculation) is “locked in” at the value determined as of close business on the Segment Lock Date. The Segment Value locked in will be determined according to the Segment Value calculation. The locked Segment Value will not change for the remainder of the Segment unless you take a partial surrender. If You later take a partial surrender, Your locked value will be reduced by the dollar amount of any surrender You take from the Segment.

For elective locks, the Segment Lock Date is the Business Day We receive Your request to do an elective lock, and the date that the Segment Value is locked in. The elective lock is currently available for all Indexed Accounts. The elective lock will be applied as of the end of the Business Day on which We receive your elective lock request. If your request is received after the end of the Business Day, or on a weekend or on a holiday, the Segment Lock Date will be the next Business Day. Because the Segment Value is determined at the end of the of the Business Day, You will not know the Segment Value prior to locking in the Segment. If you lock in the Segment Value when it is less than the Investment Base, you will lock in a loss. You may obtain information about the current Segment Value by contacting our Service Center at 1-800-862-7919. However, the Segment Value before the Segment Maturity Date fluctuates daily, and the value quoted may be different from the actual value of the Segment at the time the Segment Value is locked in. The Segment Value locked in may be lower than you expected.

For Segments that allow an automatic lock, at any time during a Segment You may set an Automatic Lock Target to automatically lock the Segment Value. The Segment Value will be monitored daily and will be automatically locked if the Segment Return to Date is equal to or greater than the Automatic Lock Target at the close of a Business Day. . The Segment Return to Date on a Business Day is calculated at close of business as follows:

(Segment Value / Investment Base) - 1.

The Segment Lock Date is the first Business Day that (1) is on or after the Day You set an Automatic Lock Target and (2) the Segment Return to Date equals or exceeds the Automatic Lock Target. If the Segment Return to Date does not equal or exceed the Automatic Lock Target before the Segment Maturity Date, the Segment Value will not be automatically locked in.

Automatic Lock is currently available with all Indexed Accounts except Annual Lock and Income Choice. The Automatic Lock Target must be a positive percentage and can include up to one decimal point (e.g., 10.5%). For Segments with durations longer than one year, the Automatic Lock Target will apply for the entire duration of the Segment (unless You remove the Automatic Lock Target or change the percentage before the Segment Lock Date). For most Segments, if You set an Automatic Lock Target that is close to or exceeds the applicable Cap or Contingent Return, it is unlikely the Segment will lock before the Segment Maturity Date. However, for Dual Directional Segments, a Segment Return to Date higher than the Cap is possible when the Index return is negative and the Buffer level is greater than the Cap. Except for certain Dual Directional Segments, it is recommended You set an Automatic Lock Target that is lower than the applicable Cap or Contingent Return. Before the Segment Lock Date, You can change the Automatic Lock Target or cancel Your request and remove the Automatic Lock Target. If You request an elective lock on a Segment that has an Automatic Lock Target set, We will process the elective lock (even if the Segment Return to Date is less than the Automatic Lock Target) and automatically cancel the automatic lock request. Only one Segment Value lock (either elective or automatic) is allowed during each Segment. After the Segment Lock Date no other elective or automatic locks are available for that Segment. A Segment Value lock (either elective or automatic) is irrevocable.

The locked Segment will not earn any interest or have any earnings linked to an Index for the remainder of the Contract Year, which could be up to one year depending on when the Segment is locked. For Income Choice segments, Monthly Income will stop for the remainder of the Contract Year if You request an elective lock on the Segment. For Segments with a duration longer than one year, the Segment Maturity Date will be changed to the next Contract Anniversary date if the original Segment Maturity Date was a later Contract Anniversary date. On the Segment Maturity Date, a Segment rate of return will not be calculated and applied as described in the “Segment Value on the Segment Maturity Date” provision, and the Buffer or Trigger will not be applied. There may not be an optimal time to request an elective lock or to set an Automatic Lock Target, and we will not advise you as to whether you should exercise the lock-in features or the optimal time for doing so. When new Segments start, any Automatic Lock Target from a previous Segment does not carry over to the next Segment. You will need to set a new Automatic Lock Target after a Segment starts.

We reserve the right to not allow an elective or automatic lock for certain Indexed Accounts. Additionally, for open Segments that are not locked, We reserve the right to no longer allow an elective or automatic lock and will provide at least 10 days’ notice.

RiverSource Structured Solutions 2 annuity — Prospectus 47

Segment Duration and Crediting Methods

Each Indexed Account will have a Crediting Method and duration (“Segment term” or “term”) that is used to calculate the Segment rate of return on the Segment Maturity Date.

Segment Duration

The Segment duration is the length of time of each Segment between the Segment start date and the Segment Maturity Date. We currently offer Indexed Accounts lasting 1 year, 2 years, 3 years, or 6 years. Initial Segments begin on the Contract Date. Subsequent Segments begin on Contract Anniversaries. Unless an elective or automatic lock was applied, each Segment Maturity Date is the Contract Anniversary date that falls at the end of the Segment term.

You may request a transfer once each Contract Year during the 30-day period ending on the Contract Anniversary (the Transfer Window). The transfer will be effective on the Contract Anniversary. Only Contract Value in the Interim Account and any Segments that will be maturing on the next Contract Anniversary may be transferred. See “Transfers” for more information.

If you have Contract Value that can be transferred on the Contract Anniversary, at least 14 days before the Contract Anniversary, we will send you a written or electronic notice of the available Indexed Accounts and notifying you of the availability of the Interim Account, as well as the renewal interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees declared for the next Segments. See “Crediting Methods – Renewal Interest Rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees” for more information.

Amounts must remain in a Segment until the Segment Maturity Date to earn the Segment rate of return, as applicable, and to avoid the daily Segment Value calculation. Full and partial surrenders (including RMDs and the Total Free Amount, but excluding Income Choice monthly income), death benefits, and amounts applied to an annuity payment plan from the Segments during a Segment term, as well as the elective and automatic lock features, will be based on the Segment Value calculation. An MVA will apply to full and partial surrenders (including, RMDs, and the Total Free Amount, but excluding Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program), annuitization, and death benefit payments from the Segments during the MVA Period. An MVA may increase the death benefit but will not decrease it. See “Contract Fees, Charges, and Value Adjustments” for more information on Contract adjustments.

Segment Duration Considerations

In deciding whether to allocate to an Indexed Account with Segments of a longer or shorter duration, consider that investing in Segments with shorter durations will provide more opportunities to transfer Contract Value and reallocate amongst available Indexed Accounts or the Interim Account (if available) in response to changing market conditions. Additionally, there will be more opportunities to access your Segment Value without using the Segment Value calculation (and any associated proportionate reduction to your Investment Base). However, Segments with shorter durations may have less potential for positive returns because the Index rate of return is measured over a shorter period of time. Accordingly, Caps, Contingent Returns, and other upside limits will generally tend to be lower for 1-year Segments than for multi-year Segments.

Conversely, investing in Segments with longer durations will reduce the frequency at which you may transfer your Contract Value, in addition to limiting your ability to access your Segment Value without being impacted by the daily Segment Value calculation. Segments with longer durations may provide more potential for positive Index returns.

Crediting Methods

The Crediting Method of an Indexed Account determines the Segment rate of return calculation, as described below. At certain times, We may not offer Indexed Accounts that use all Crediting Methods. On a Contract Anniversary, any Contract Value in the Interim Account, or a Segment that is maturing (excluding any amounts transferred to the Interim Account for the automated transfer program) can be allocated to any available Indexed Accounts with their applicable Crediting Methods.. At least 14 days before each Contract Anniversary, We will notify You of the available Indexed Accounts, the renewal rates, and the availability of the Interim Account.

For available Indexed Accounts, see Appendix A – Investment Options Available Under the Contract.

We may limit the positive Index rate of return used in calculating the Segment rate of return on the Segment Maturity Date using the applicable Cap, Contingent Return, Annualized Income Rate, and/or Annual Fee,

The Crediting Methods We offer may include the elements listed below.

Annual Fee. The Annual Fee is a declared fee percentage for certain Crediting Methods. The Annual Fee will never be greater than the Guaranteed Maximum Annual Fee. Initial and Guaranteed Maximum Annual Fees applicable to You are shown in Your Contract. The “total fee” equals the Annual Fee multiplied by the number of years in the Segment. On the Segment Maturity Date, the Annual Fee is deducted from the Index rate of return after any Cap, Contingent Returns, Upside Participation Rate, or Buffer is applied to determine the Segment rate of return. The total fee will reduce any positive Segment rate of return, and any negative Segment rate of return will be more negative. For example, if the Index rate of return for a 3-year Segment is -16%, the Buffer is -15%, and the Annual Fee is 1%, the Segment rate of return will be -4% (the amount of the negative Index rate of return that exceeds the Buffer percentage, minus the total fee) on the Segment Maturity Date.

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Annualized Income Rate. A declared annualized percentage that is used to determine the Monthly Income for the Income Choice crediting method. Income Choice Indexed Accounts provide Monthly Income during the Segment in lieu of earning any positive Segment rate of return on the Segment Maturity Date, so if the Index rate of return for an Income Choice Segment is zero or positive, the Segment rate of return on the Segment Maturity Date will be equal to zero. The Annualized Income Rate is multiplied by the Investment Base and divided by 12 to determine the Monthly Income. For example, if the Index rate of return for a 1-year Segment is 15%, the Annualized Income Rate is 6%, and the Investment Base is $25,000, the Monthly Income during the Segment will be $125.00 (the Annualized Income Rate multiplied by the Investment Base, divided by 12) during the Segment, and the Segment rate of return will be 0% on the Segment Maturity Date, The Annualized Income Rate will never be less than the Guaranteed Minimum Annualized Income Rate. Initial and Guaranteed Minimum Annualized Income Rates applicable to You are shown in Your Contract.

Cap. The Cap is the declared maximum Segment rate of return for a Segment when the Index rate of return is positive for certain Crediting Methods. For example, if the Index rate of return is 15%, and the Cap is 10%, the Segment rate of return will be 10% (the Index rate of return up to and including the Cap) on the Segment Maturity Date. In the same example, if the Index rate of return is 8%, the Segment rate of return will be 8%. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Cap is applied. For Segments with a duration longer than one year, the Cap is for the duration of the Segment and is not applied annually (except for Annual Lock Segments). The Cap would be lower if it was measured on an annual basis. For Annual Lock Segments, the Cap is the maximum positive annual lock rate of return for each Contract Year.

The Cap will never be less than the Guaranteed Minimum Cap. Certain Segments may have no declared Cap so there is not a limit on the rate of return for those Segments. Initial and Guaranteed Minimum Caps applicable to You are shown in Your Contract.

Contingent Return. A declared rate of return for certain Crediting Methods. You will earn a predetermined rate (the Contingent Return) if the Index rate of return is zero or positive or is a loss that does not exceed the Buffer or Trigger percentage. For example, if the Index rate of return is 15%, the Contingent Return is 8%, and the Buffer percentage is -10%, the Segment rate of return will be 8% (the Contingent Return) on the Segment Maturity Date. Similarly, in the same example, if the Index rate of return is -9% (negative but doesn’t exceed the Buffer percentage), the Segment rate of return will be 8% (the Contingent Return) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the Contingent Return. For Segments with a duration longer than one year, the Contingent Return is for the duration of the Segment and is not applied annually. The Contingent Return will never be less than the Guaranteed Minimum Contingent Return. Initial and Minimum Contingent Returns applicable to You are shown in Your Contract.

Monthly Anniversary. The same Day of each month following the Segment start date. If the Day does not exist in any month, We will consider the last calendar Day of that month as the Monthly Anniversary.

Monthly Income. The amount payable each month as a partial surrender for a Segment with an Income Choice Crediting Method.

Multiple Indexes. If the Segment references multiple Indexes (i.e. S&P 500 and Russell 2000), We will calculate the Index rate of return for each Index and use the lesser of those Index returns to determine the Segment rate of return. For example, if the S&P rate of return is -5% and the Russell 2000 rate of return is -7%, then -7% will be used to determine the Segment rate of return. You may find these options beneficial to You since the Cap, Contingent Return, Annualized Income Rate, or Upside Participation Rate will be generally higher for Segments that reference two Indexes compared to the equivalent Segment that references one Index. However, there is also a higher likelihood that the Segment that references two Indexes will have a loss that exceeds the Buffer or Trigger since the Segment uses the lowest Index rate of return for two Indexes.

Upside Participation Rate. The Upside Participation Rate is a declared percentage that is multiplied by the positive Index rate of return, limited by the Cap (if applicable) to determine the Segment rate of return for certain Crediting Methods. It applies only to positive Index performance. Any Upside Participation Rate above 100% will increase the Segment rate of return (unless already limited by a Cap, if applicable). An Upside Participation Rate of 100% will neither increase nor decrease the Segment rate of return. For example, if the Index rate of return is 15%, and the Upside Participation Rate is 120%, the Segment rate of return will be 18% (1.2 X 15) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Upside Participation rate and any Cap is applied. For Segments with a duration longer than one year, the Upside Participation Rate is for the duration of the Segment and is not applied annually. The Upside Participation Rate for the currently offered Indexed Accounts will be 100% or greater. Initial and guaranteed minimum Upside Participation Rates applicable to You are shown in Your Contract.

Renewal Interest Rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees

On each Contract Anniversary We declare renewal:

•	interest rates for the Interim Account;

•	Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees for each Indexed Account if applicable.

Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees for each Segment are guaranteed until the Segment Maturity Date.

The renewal interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees

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are determined by Us and at Our discretion. They may be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, product design, competition, Our revenues and expenses, cost of hedging, and the interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees, currently in effect for new and existing annuity contracts issued by Us.

Renewal rates are different from initial rates used for new Contracts and can be higher or lower than initial rates for new Contracts. To help You determine Your allocations on Your Contract Anniversary, We will send You a written or electronic notice of renewal rates and the availability of the Interim Account and the available Indexed Accounts at least 14 days before each Contract Anniversary. Renewal interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees for each available Indexed Account are available on our website at [    ]. The interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates, and Annual Fees posted on that website are incorporated by reference into this prospectus.

The interest rates for the Interim Account will not be less than the Guaranteed Minimum Interest Rate. Caps, Contingent Returns, Upside Participation Rates, and Annualized Income Rates will not be less than the Guaranteed Minimum Caps, Guaranteed Minimum Contingent Returns, Guaranteed Minimum Upside Participation Rates, and Guaranteed Minimum Annualized Income Rates, respectively, and Annual Fees will not exceed the Guaranteed Maximum Annual Fees.

Cap, Contingent Return, Upside Participation Rate, Annualized Income Rate, and Annual Fee Considerations

In deciding which Indexed Account(s) to invest in, consider the following:

In general, Indexed Accounts with a higher Buffer or Trigger percentage will have lower Caps, Contingent Returns, Upside Participation Rates, and Annualized Income Rates, and higher Annual Fees. The Cap, Contingent Return, Annualized Income Rate, or Upside Participation Rate will be generally higher for Segments that reference two Indexes compared to the equivalent Segment that references one Index.

Under certain circumstances, assuming the same Index rate of return, a Contingent Return Segment may provide higher potential for Index returns than a Segment with a Cap if the Cap and the Contingent Return are equal. For example, if the Index return is zero or positive and less than the Cap or Contingent Return, the Contingent Return will have a Segment rate of return equal to the Contingent Return, which would be greater than the Index rate of return, whereas the Segment with a Cap will have a Segment rate of return equal to the Index rate of return.

The Annualized Income Rate for Income Choice Indexed Accounts does not directly limit positive Index returns. Income Choice Indexed Accounts provide Monthly Income in the form of partial surrenders each month of the Segment in lieu of earning a positive Segment rate of return on the Segment Maturity Date based on the Index performance. As a result, even if Index performance is positive during the Segment, your Segment Value on the Segment Maturity Date will not increase due to positive Index returns. The Annualized Income Rate may be lower than the positive Index rate of return on the Segment Maturity Date, and may be lower than the Segment rate of return you would have received if you had invested in a different Indexed Account based on the same Index and of the same duration, but with a different Crediting Method (for example, a Cap or Contingent Return). Additionally, Monthly Income will be subject to applicable taxes and/or tax penalties, and Surrender Charges (if greater than the remaining free amount that Contract Year) during the Surrender Charge period.

Lastly, for Segments that have an Annual Fee, consider that deduction of the fee may result in a negative Segment return even if the Index rate of return is positive on the Segment Maturity Date. The deduction of the fee could also cause You to incur a loss even if the negative Index rate of return does not exceed the Buffer percentage. If the negative Index rate of return exceeds the Buffer, the Annual Fee will cause you to incur additional losses.

Protection Options

We may limit the negative Index rate of return used in calculating the Segment rate of return on the Segment Maturity Date by applying the applicable protection option of each Indexed Account (i.e., the Buffer or Trigger percentage).

Buffer. A protection option for certain Crediting Methods. The Buffer percentage is the maximum percentage decrease in the Index Value before You will incur a loss for that Segment. If the Index rate of return is a loss that exceeds the Buffer percentage, the Index rate of return will be reduced by the Buffer percentage, and the Segment rate of return will be negative by the amount that the Index rate of return exceeds the Buffer percentage. For example, if the Index rate of return is -15%, and the Buffer percentage is -10%, with the Segment rate of return will be -5% (which is the amount that the negative Index rate of return exceeds the Buffer percentage) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee, the total fee will be deducted from the rate of return after the Buffer is applied.

For Annual Lock Segments, the Buffer is the maximum percentage decrease in the Index Value for a Contract Year before the annual lock rate of return will reflect a loss. If the Index rate of return is a loss that exceeds the Buffer percentage, the Index rate of return for the Contract Year will be reduced by the Buffer percentage, and the annual lock rate of return for that Contract Year will be negative by the amount that the Index rate of return exceeds the Buffer percentage.

If the Index rate of return is between zero and the Buffer percentage (inclusive of the Buffer percentage), the Segment rate of return depends on the Crediting Method as shown below:

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The Buffer percentage for each applicable Indexed Account will not change for the duration of Your Contract. See Appendix A – Investment Options Available Under the Contract for Buffer percentages for each applicable Indexed Account. For Segments with a duration longer than one year, the Buffer is for the duration of the Segment and is not applied annually (except for Annual Lock Segments). We currently offer Indexed Accounts with Buffer percentages of -10%, -15%, -20%, -25%, and -100%. A Buffer of -100% would provide complete protection from negative Index returns on the Segment Maturity Date, however, you may still incur losses due to Surrender Charges, rider fees, and any MVA.

Trigger. A protection option for a Contingent Return crediting method. The Trigger percentage is the maximum percentage decrease in the Index Value before You will incur a loss for that Segment. If the Index rate of return is a loss that exceeds the Trigger percentage, this option provides no protection, and the Segment rate of return will equal the full negative Index rate of return (unlike the Buffer protection that would reduce the loss). If the Index rate of return is between zero and the Trigger percentage (inclusive of the Trigger percentage), the Segment rate of return will be equal to the Contingent Return (i.e. the Segment will have a positive return even though the Index has a loss). For example, if a Segment has a Contingent Return of 5% and a Trigger of -30%, You will earn 5% if the Index rate of return is positive or between zero and -30% (including -30%). If the Index rate of return is -35%, You will have a loss of -35%. The Trigger percentage for each applicable Indexed Account will not change for the duration of Your Contract. We currently offer Indexed Accounts with a Trigger percentage of -30%.

Crediting Method Buffer or Trigger)	Segment Return (when Index return is between 0% and

Point to Point with a Buffer	0% less the total fee, if applicable

Annual Lock with a Buffer	0%

Contingent Return Point to Point with a Buffer	Contingent Return less the total fee, if applicable

Contingent Return Point to Point with a Trigger	Contingent Return

Income Choice Point to Point with a Buffer	0%

Dual Directional Point to Point with a Buffer	Absolute value of the Index rate of return

Protection Option Considerations

We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee a Trigger protection option will always be available, See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

In deciding which Indexed Account(s) to invest in, consider the following:

In general, Indexed Accounts with a higher Buffer or Trigger percentage will have lower Caps, Upside Participation Rates, Contingent Returns, Annualized Income Rates, and higher Annual Fees.

During times of steep market decline, assuming the same Index rate of return, a Buffer may provide more protection from negative Index returns than a Trigger if the two protection levels are the same. This is because a Buffer will provide a level of protection from loss regardless of the negative Index return; whereas the Trigger will provide no protection from loss if the negative Index return exceeds the Trigger percentage. However, Trigger percentages also tend to be higher, and thus provide a greater level of protection, than Buffers. (unless the loss exceeds the Trigger). Please also keep in mind that certain Indexed Accounts with a Buffer deduct a total fee on the Segment Maturity Date, which will increase any losses (and reduce any gains) after the application of the Buffer.

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Segment Rate of Return Calculations

The following formulas and examples illustrate how we calculate the Segment rate of return on the Segment Maturity Date under each Crediting Method. The examples assume hypothetical Index returns and hypothetical limits on Index gains and losses.

The examples assume no surrenders.

Point-to-Point with a Buffer

On the Segment Maturity Date, the Index rate of return is calculated as follows: (A/B) – 1 where:

A = the Index Value on the Segment Maturity Date

B = the Index Value on the Segment start date

If the Index rate of return is positive or zero, the rate of return for the Segment will be the lesser of the following:

(1) the Cap for the Segment minus the “total fee”; or

(2) the Index rate of return multiplied by the Upside Participation Rate for the Segment, minus the “total fee”. If the Segment does not have a Cap, number 1 above does not apply.

If the Index rate of return is negative and between zero and the Buffer (inclusive of the Buffer), the Segment rate of return will equal zero minus the “total fee.”

If the Index rate of return is negative and is more negative than the Buffer, the Segment rate of return will equal the Index rate of return, plus the absolute value of the Buffer, minus the “total fee.”

EXAMPLE:

This hypothetical example assumes:

•	Buffer = - 10%

•	Cap = 7%

•	Upside Participation rate = 110%

•	“Total fee” = 1%

•	Index Value on the Segment Start Date = 1000

•	Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1100	(1100/1000) - 1 = 10.00%	6.00%	$106,000.00
2	1050	(1050/1000) - 1 = 5.00%	4.50%	$104,500.00
3	950	(950/1000) - 1 = -5.00%	-1.00%	$ 99,000.00
4	850	(850/1000) - 1 = -15.00%	-6.00%	$ 94,000.00

Scenario 1: the Segment rate of return is limited by the 7% Cap, and then the 1% total fee is deducted.

Scenario 2: the 5% Index rate of return is multiplied by the 110% Upside Participation Rate, and then the 1% total fee is deducted.

Scenario 3: the Buffer reduces the loss to 0% and then the 1% total fee is deducted.

Scenario 4: the Buffer reduces the loss to -5% and then the 1% total fee is deducted.

Annual Lock with a Buffer

The Annual Lock with Buffer crediting method applies to 3- or 6-year Segments and applies the Buffer and Cap for each Contract Year during the Segment term. For an Annual Lock Segment, the Index rate of return is determined each Contract Anniversary during the Segment using the change in Index Value between the prior Contract Anniversary and the current Contract Anniversary. This is similar to the Point-to-Point method, except that a separate Index rate of return is calculated for each Contract Year on each Contract Anniversary during the Segment, instead of for the entire Segment duration. The Cap or Buffer is then applied to the Index rate of return for that Contract Year to determine the annual lock return. The annual lock return is not applied on each Contract Anniversary. Instead, the annual lock returns for each Contract Year of the Segment are used to calculate a cumulative annual lock return which is the Segment rate of return applied on the Segment Maturity Date. In other words, although an annual lock return is calculated each Contract Anniversary during the Segment, the Segment rate of return calculation is not applied until the Segment Maturity Date.

The Segment Value prior to the Segment Maturity Date is still determined by the Segment Value calculation, and is not solely based on annual lock returns calculated for any completed Contract Years during the Segment. The Investment Base during the Segment will not change unless you take a partial surrender or rider charges are deducted. Any partial surrenders during an Annual Lock Segment will reduce the Investment Base in the same proportion that the Segment Value was reduced.

On the Segment Maturity Date, the Segment rate of return is equal to the cumulative results of each successive annual lock return

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for each Contract Year during the Segment. A 3-year Annual Lock Segment will have three annual lock returns (one for each of the 3 years). A 6-year Annual Lock Segment will have 6 annual lock returns (one for each of the 6 years).

The annual lock return is used only to calculate the performance of an Annual Lock Segment on each Contract Anniversary during the Segment, and to determine the Segment rate of return on the Segment Maturity Date. We also calculate an annual lock value on each Contract Anniversary which applies prior years’ annual lock returns to the current Investment Base. This amount is only to help You track the cumulative annual lock return and is not available to you for surrender, transfer, annuitization or payment as a death benefit.

The calculation of the Index rate of return, the annual lock return, and the Segment rate of return is explained below.

On each Contract Anniversary during the Segment and on the Segment Maturity Date, the Index rate of return is calculated as follows:

(A/B) – 1 where:

A = the Index Value on that Contract Anniversary

B = the Index Value on the prior Contract Anniversary (use the Index Value on the Contract Date for the first Contract Year)

If the Index rate of return is positive or zero, the annual lock return for the year will be the lesser of the following:

•	the Cap (if applicable) for the Segment; or
•	the Index rate of return.

If the Index rate of return is negative and between zero and the Buffer (inclusive of the Buffer), the annual lock return for the year is zero.

If the Index rate of return is negative and is more negative than the Buffer, the annual lock return for the year will equal the Index rate of return plus the absolute value of the Buffer.

The Segment rate of return is a cumulative rate based on the annual lock return for each year of the Segment. The Upside Participation Rate for this Crediting Method is 100% and will not change.

This Crediting Method may not always be available.

EXAMPLE:

This hypothetical example assumes:

•	Duration = 3 years
•	Buffer = -10%
•	Cap = 7%
•	Index Value on the Segment start date = 1000
•	Investment Base = $100,000

Year	Index Value on Prior Anniversary	Index Value on Current Anniversary	Index Rate of Return	Annual Lock Return	Annual Lock Value

1	1000.00	1100.00	(1100.00/1000.00) - 1 = 10.00%	7.00%	$107,000.00

2	1100.00	1045.00	(1045.00/1100.00) -1 = -5.00%	0.00%	$107,000.00

3	1045.00	919.60	(919.60/1045.00) - 1 = -12.00%	-2.00%	$104,860.00

Year 1: the Annual Lock return is limited by the 7% Cap

Year 2: the Buffer reduces the loss to 0%

Year 3: the Buffer reduces the loss to -2%

The Segment Rate of Return = 4.86% (the cumulative return is equal to (1 + 7%) x (1 + 0%) x (1 + -2%) - 1). Segment Value on Segment Maturity Date = Investment Base x (1 + Segment Rate of Return) = $104,860.00.

Contingent Return Point-to-Point with a Buffer

On the Segment Maturity Date, the Index rate of return is calculated as follows:

(A/B) – 1 where:

A = the Index Value on the Segment Maturity Date

B = the Index Value on the Segment start date

If the Index rate of return is more negative than the Buffer, the Segment rate of return will equal the Index rate of return plus the absolute value of the Buffer, minus the “total fee”; otherwise, the Segment rate of return will equal the Contingent Return for the Segment minus the “total fee”.

This Crediting Method may not always be available.

RiverSource Structured Solutions 2 annuity — Prospectus 53

EXAMPLE:

This hypothetical example assumes:

•	Buffer = -10%
•	Contingent Return = 6%
•	“Total Fee” = 0%
•	Index Value on the Segment start date = 1000

•	Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date

1	1100	(1100/1000) - 1 = 10.00%	6.00%	$106,000

2	1030	(1030/1000) - 1 = 3.00%	6.00%	$106,000

3	950	(950/1000) - 1 = -5.00%	6.00%	$106,000

4	850	(850/1000) - 1 = -15.00%	-5.00%	$ 95,000

Scenarios 1 and 2: the Segment rate of return is equal to the Contingent Return if the Index rate of return is positive.

Scenario 3: the Segment rate of return is equal to the Contingent Return if the Index rate of return is negative but the loss does not exceed the Buffer.

Scenario 4: the Buffer reduces the loss to -5%.

EXAMPLE:

This hypothetical example assumes the Segment references two Indexes:

Buffer = -10%

Contingent Return = 6%

“Total Fee” = 0%

Index #1 Value on the Segment start date = 1000

Index #2 Value on the Segment start date = 2000

Investment Base = $100,000

Scenario	Index #1 Value on Segment Maturity Date	Index #1 Rate of Return	Index #2 Value on Segment Maturity Date	Index #2 Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date

1	1200	(1200/1000) - 1 = 20.00%	2200	(2200/2000) - 1 = 10.00%	6.00%	$106,000

2	1030	(1030/1000) - 1 = 3.00%	2030	(2030/2000) - 1 = 1.50%	6.00%	$106,000

3	950	(950/1000) - 1 = -5.00%	1950	(1950/2000) - 1 = -2.50%	6.00%	$106,000

4	850	(850/1000) - 1 = -15.00%	2100	(2100/2000) - 1 = 5.00%	-5.00%	$ 95,000

Scenarios 1 and 2: the Index rate of return is based on Index #2 since it is lower; the Segment rate of return is equal to the Contingent Return if the Index rate of return is positive.

Scenario 3: the Index rate of return is based on Index #1 since it is lower; the Segment rate of return is equal to the Contingent Return if the Index rate of return is negative but the loss does not exceed the Buffer.

Scenario 4: the Index rate of return is based on Index #1 since it is lower; the Buffer reduces the loss to -5%.

Contingent Return Point-to-Point with a Trigger

On the Segment Maturity Date, the Index rate of return is calculated as follows:

(A/B) – 1 where:

A = the Index Value on the Segment Maturity Date

B = the Index Value on the Segment start date

If the Index rate of return is more negative than the Trigger, the Segment rate of return will equal the Index rate of return; otherwise, the Segment rate of return will equal the Contingent Return for the Segment.

This Crediting Method may not always be available.

EXAMPLE:

This hypothetical example assumes:

•	Trigger = -30%

54 RiverSource Structured Solutions 2 annuity — Prospectus

•	Contingent Return = 5%

•	Index Value on the Segment start date = 1000

•	Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date

1	1100	(1100/1000) - 1 = 10.00%	5.00%	$105,000

2	1030	(1030/1000) - 1 = 3.00%	5.00%	$105,000

3	850	(850/1000) - 1 = -15.00%	5.00%	$105,000

4	650	(650/1000) - 1 = -35.00%	-35.00%	$ 65,000

Scenarios 1 and 2: the Segment rate of return is equal to the Contingent Return if the Index rate of return is positive

Scenario 3: the Segment rate of return is equal to the Contingent Return if the Index rate of return is negative but the loss does not exceed the Trigger.

Scenario 4: the Trigger provides no protection if the Index rate of return is negative and the loss exceeds the Trigger.

Income Choice Point-to-Point with a Buffer

If you allocate to Income Choice Indexed Accounts, You will receive Monthly Income for the Contract Year that will not change (unless You take additional partial surrenders from the Segment). Monthly Income is not subject to the Segment Value calculation. Monthly Income is payable on each Monthly Anniversary except the last Monthly Income for the Segment which will be payable on the Day before the Contract Anniversary. However, Monthly Income will stop for the remainder of the Contract Year if You request an elective lock on the Segment. The Monthly Income is payable to You as a partial surrender. You cannot turn off Monthly Income so if You no longer want to receive Monthly Income, You may notify Us anytime during the Segment to transfer the remaining Monthly Income to the Interim Account according to any procedures that are then currently in effect. See “Transfers.”

After a spousal continuation or ownership change or if You choose to stop receiving Your Income Choice monthly income, the payments will be redirected to the Interim Account for the remainder of the Contract Year. For any new Income Choice segments that start on the next Contract Anniversary, the Monthly Income will automatically be payable directly to You again (unless You once again redirect them to the Interim Account).

Monthly Income is calculated as follows:

(a × b)/c where:

a = the Investment Base for the Segment on the date Monthly Income is payable

b = the Annualized Income Rate

c = 12

Partial surrenders of the Monthly Income may be subject to a Surrender Charge (if they exceed any remaining total free amount), taxes, and/or tax penalties; however an MVA does not apply.

The Investment Base is not adjusted due to partial surrenders of the Monthly Income. On the Segment Maturity Date, the Index rate of return is calculated as follows:

(A/B) – 1 where:

A = the Index Value on the Segment Maturity Date

B = the Index Value on the Segment start date

If the Index rate of return is more negative than the Buffer, the Segment rate of return will equal the Index rate of return plus the absolute value of the Buffer; otherwise, the Segment rate of return will equal zero.

This Crediting Method may not always be available.

EXAMPLE:

This hypothetical example assumes:

•	Buffer = -10%,

•	Annualized Income Rate = 6%,

•	Investment Base= $100,000,

•	Index Value on the Segment start date = 1000.
•	The Monthly Income equals $500 (the $100,000 Investment Base is multiplied by the 6% Annualized Income Rate and divided

RiverSource Structured Solutions 2 annuity — Prospectus 55

by 12). The total income received during the contract year equals $6,000.

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date

1	1100	(1100/1000) - 1 = 10.00%	0.00%	$100,000

2	950	(950/1000) - 1 = -5.00%	0.00%	$100,000

3	850	(850/1000) - 1 = -15.00%	-5.00%	$ 95,000

Scenario 1: the Segment rate of return is equal to zero if the Index rate of return is positive.

Scenario 2: the Segment rate of return is equal to zero if the Index rate of return is negative but the loss does not exceed the Buffer.

Scenario 3: the Buffer reduces the loss to -5%.

Dual Directional Point-to-Point with a Buffer

On the Segment Maturity Date, the Index rate of return is calculated as follows: (A/B) – 1 where:

A = the Index Value on the Segment Maturity Date

B = the Index Value on the Segment start date

If the Index rate of return is positive or zero, the Segment rate of return will be the lesser of the following:

(1)	the Cap for the Segment minus the “total fee”; or

(2) the Index rate of return multiplied by the Upside Participation Rate for the Segment, minus the “total fee”. If the Segment does not have a Cap, number 1 above does not apply.

If the Index rate of return is negative and between zero and the Buffer (inclusive of the Buffer), the Segment rate of return will equal the absolute value of the Index rate of return minus the “total fee.”

If the Index rate of return is negative and is more negative than the Buffer, the Segment rate of return will equal the Index rate of return, plus the absolute value of the Buffer, minus the “total fee.”

This Crediting Method may not always be available.

EXAMPLE:

This hypothetical example assumes:

•	Buffer = - 10%

•	Cap = 7%

•	Upside Participation rate = 110%

•	“Total fee” = 0%

•	Index Value on the Segment Start Date = 1000

•	Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date

1	1100	(1100/1000) - 1 = 10.00%	7.00%	$107,000.00

2	1050	(1050/1000) - 1 = 5.00%	5.50%	$105,500.00

3	950	(950/1000) - 1 = -5.00%	5.00%	$105,000.00

4	850	(850/1000) - 1 = -15.00%	-5.00%	$ 95,000.00

Scenario 1: the Segment rate of return is limited by the 7% Cap.

Scenario 2: the 5% Index rate of return is multiplied by the 110% Upside Participation Rate.

Scenario 3: If the Index rate of return is negative but the loss does not exceed the Buffer, the Segment rate of return is the absolute value of the Index rate of return.

Scenario 4: the Buffer reduces the loss to -5%.

56 RiverSource Structured Solutions 2 annuity — Prospectus

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (no additional charge)

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations

Standard Death Benefit

For Contract Owners age 80 or younger: Pays a death benefit to Your Beneficiary(ies) equal to the greater of (1) the Contract Value (adjusted for any rider charges); (2) the Full Surrender Value; or (3) the ROPP Value.

For Contract Owners age 81 or older: Pays a death benefit to Your Beneficiary(ies) equal to the greater of (1) the Contract Value (adjusted for any rider charges); or (2) the Full Surrender Value.

•  Only available during the Accumulation Phase.

•  Partial surrenders will reduce the Contract Value and Full Surrender Value.

•  Partial surrenders will proportionally reduce the ROPP Value, and the reduction may be greater than the value withdrawn.

•  Contract Value component is subject to the daily Segment Value calculation if a death benefit is paid from the Segments before maturity. This may cause a loss.

Total Free Amount	Permits the withdrawal of a portion of the Contract Value each Contract Year without incurring Surrender Charges.

•  Only available during the Accumulation Phase.

•  Surrenders of the Total Free Amount may be subject to a negative MVA, taxes, and/or tax penalties.

•  Any unused portion of the Total Free Amount may not be carried over to subsequent Contract Years.

Hospital or Nursing Home Confinement Waiver	Waives the Surrender Charge on surrenders in the event of confinement to a hospital or nursing home.

•  Only available during the Accumulation Phase.

•  Not permitted for Contract Owners aged 76 or older on the Contract application date.

•  Confinement period must be at least 60 days.

•  Confinement must begin after the Contract Date.

•  We must receive Your surrender request no later than 91 days after Your release from the hospital or nursing home.

•  Surrenders under the waiver may be subject to a negative MVA, taxes, and/or tax penalties.

Terminal Illness Waiver	Waives the Surrender Charge on surrenders in the event of diagnosis with a terminal illness.

•  Only available during the Accumulation Phase.

•  Illness must meet the criteria as defined by the waiver.

•  Acceptable proof of diagnosis must be received by Us.

•  Surrenders under the waiver may be subject to a negative MVA, taxes, and/or tax penalties.

Automatic Rebalancing	Provides automatic reallocation each Contract Anniversary of Your Contract Value between 1-year Indexed Accounts and the Interim Account (when available) according	• Only available during the Accumulation Phase. • If You request a transfer between accounts, automatic rebalancing will be cancelled. • May not be elected while invested in multi-year

RiverSource Structured Solutions 2 annuity — Prospectus 57

	to Your current allocation instructions.	Indexed Accounts. • Certain events will cancel automatic rebalancing. • Interim Account is available after the MVA period or after a spousal continuation.

Automated Transfer Program	Provides automatic transfer each Contract Anniversary of any earnings from the 1-year Contingent Return Segments to the Interim Account.

•  Only available during the Accumulation Phase.

•  You will be enrolled in the automated transfer program if you have set up automated partial surrenders of Contingent Return earnings.

•  If You cancel automated partial surrenders, the automated transfer program will be cancelled.

•  Transfers will only be made from 1-year Contingent Return Segments.

•  Segments with a negative return will not have a transfer.

•  Transferred amounts may not exceed the Total Free Amount.

Elective or Automatic Lock	Upon exercise, “locks” the Segment Value during a Segment so that the Segment Value does not change for the remainder of the Segment duration.

•  Only available during the Accumulation Phase.

•  Only available for the Indexed Accounts.

•  Only one lock may be exercised per Segment.

•  Automatic locks not available for Annual Lock and Income Choice Indexed Accounts.

•  A Segment Value lock (either elective or automatic) is irrevocable.

•  Automatic Lock Target must be a positive percentage.

•  Automatic Lock Target will apply for the entire Segment, unless you remove or change the Automatic Lock Target before the Segment Lock Date

•  Any Automatic Lock Target will not carry over to a new Segment.

•  For elective locks, You will not know the locked-in Segment Value prior to locking the Segment. The locked-in Segment Value could be lower than You anticipated.

•  For Income Choice Segments, an elective lock will stop Monthly Income for the remainder of the Segment.

•  Surrenders will reduce the locked Segment Value.

•  Buffer or Trigger will not be applied to the locked value.

•  If you lock in the Segment Value when the Segment has declined in value, you will lock in a loss.

•  Locked value will not participate in Index performance (positive or negative) for the remainder of the Segment Term, and will not receive a Segment rate of return on the

58 RiverSource Structured Solutions 2 annuity — Prospectus

Segment Maturity Date.

•  If an automatic lock happens shortly before a Contract Anniversary, the Segment will mature on that Anniversary and You will have limited time to provide new allocation instructions. If no instructions are received, the Segment Value will renew into a new Segment of the same Indexed Account;

•  For multi-year Segments, when the Segment Value is locked, the Segment Maturity Date will be changed to the next Contract Anniversary if it was originally a later Contract Anniversary date.

•  There may not be an optimal time to request an elective lock or set an Automatic Lock Target.

•  We will not advise you as to whether you should exercise the lock-in features or the optimal time for doing so.

RiverSource Structured Solutions 2 annuity — Prospectus 59

Optional Benefits (available for an additional charge)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations

Return of Purchase Payment (“ROPP”) Death Benefit	Pays a death benefit to Your Beneficiary(ies) equal to the greater of (1) the Contract Value (adjusted for any rider charges); (2) the Full Surrender Value; or (3) the ROPP Value.	0.95% (annually, as a percentage of the ROPP Value each Contract Anniversary)

•  Only available during the Accumulation Phase.

•  Only available to Contract Owners aged 81 or older on the Contract application date.

•  May only be elected at Contract purchase.

•  May only be terminated by you if We increase the annual rider fee.

•  Once terminated, the rider may not be reinstated.

•  Partial surrenders and rider charges will reduce the Contract Value and Full Surrender Value.

•  Partial surrenders will proportionally reduce the ROPP Value, and the reduction may be greater than the value withdrawn.

•  Deduction of the annual rider fee on Contract Anniversaries during multi-year Segments will be based on the Segment Value calculation and will reduce the Investment Base proportionally.

•  Contract Value component is based on the Segment Value calculation if a death benefit is paid from the Segments before maturity. This may cause a loss.

Maximum Anniversary Value (“MAV”) Death Benefit	Pays a death benefit to Your Beneficiary(ies) equal to the greater of (1) the Contract Value (adjusted for any rider charges); (2) the Full Surrender Value; (3) the ROPP Value; or (4) the MAV.	0.40% (annually, as a percentage of the greater of the MAV or the Contract Value each Contract Anniversary prior to your 91st birthday) (on and after Your 91st birthday, calculated as a percentage of the MAV)

•  Only available during the Accumulation Phase.

•  Only available to Contract Owners age 80 or younger on the Contract application date.

•  May only be elected at Contract purchase.

•  May only be terminated by you if we increase the annual rider fee.

•  Once terminated, the rider may not be reinstated.

•  No resets to the MAV after the oldest Owner’s 91st birthday.

•  Any automatic reset of the MAV will increase the amount of the annual rider fee deduction.

•  Partial surrenders and rider charges will reduce the Contract Value and the Full Surrender Value.

60 RiverSource Structured Solutions 2 annuity — Prospectus

•  Partial surrenders will proportionally reduce the ROPP Value and MAV, and the reduction may be greater than the value withdrawn.

•  Deduction of the annual rider fee on Contract Anniversaries during multi-year Segments will be based on the Segment Value calculation and will reduce the Investment Base proportionally.

•  Contract Value component is based on the Segment Value calculation if a death benefit is paid from the Segments before maturity. This may cause a loss.

RiverSource Structured Solutions 2 annuity — Prospectus 61

Transfers

You may request a transfer once each Contract Year during the 30-day Transfer Window that ends on the Contract Anniversary. During the MVA Period, You may transfer Contract Value in any Segments that mature on the next Contract Anniversary (and if appliable, any Contract Value in the Interim Account that was automatically transferred but not surrendered during the Contract Year) to any available Indexed Accounts. If you are using the optional automated transfer program, the Contract Value that can be transferred will be reduced for any amounts that are transferred automatically to the Interim Account. After the MVA Period or after spousal continuation, You may also transfer to or from the Interim Account on each Contract Anniversary. You may not request a transfer from any Segments that will not mature on the next Contract Anniversary.

If You are providing transfer instructions and You intend to take a full or partial surrender after the Surrender Charge period and shortly after Segments mature, You may want to consider reallocating all or a portion of Segment Values to the Interim Account as Segments mature. Immediately after a Segment starts, the Segment Value is reduced to reflect transaction costs for assets that support the features of the Contract and the Segment Value may be less than the amount that was allocated to the Segment. Transaction costs are the highest right after a Segment starts and if a surrender occurs shortly after a new Segment begins, there may be insufficient opportunity for other factors (e.g., Index returns) to increase the Segment Value to offset the transaction costs.

Transfers requested during the Transfer Window will be effective as of the next Contract Anniversary. If the last day of the Transfer Window is not a Business Day, the transfer instructions must be completed by the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier) on the prior Business Day. You may request a transfer by Written Request or other method agreed to by Us.

Keep in mind that We will notify You of the available Indexed Accounts and the availability of the Interim Account, as well as the renewal interest rates, Caps, Contingent Returns, Upside Participation Rates, Annualized Income Rates and Annual Fees at least 14 days before Your Contract Anniversary. You may want to wait until You receive this information before requesting a transfer.

We reserve the right to prohibit or limit any transfers to an Indexed Account that would have a Segment Maturity Date after the Annuitization Start Date.

We also reserve the right to limit in Our sole discretion how the Contract Value can be allocated among the Interim Account and available Indexed Accounts, such as requiring a minimum amount in each Segment or limiting the number of open Segments. Currently, there are no limitations in place.

On the Contract Anniversary

1.	The Contract Value will be transferred according to instructions received during the Transfer Window as described above.

2.

If no transfer instructions are received and You have elected automatic rebalancing, We will make automatic transfers using Your current election instructions and according to any procedures that are then currently in effect. You may change Your election instructions at any time. We reserve the right to discontinue automatic rebalancing.

3.

If 1 and 2 do not apply, any Contract Value in the Interim Account will remain in the Interim Account, and any Contract Value in a Segment that is maturing (excluding any amounts transferred for the optional automated transfer program) will renew into a new Segment for the same Indexed Account. If the Indexed Account is no longer available, the Contract Value in that Segment will automatically transfer to the Interim Account, unless otherwise directed by You. We will send You notification showing the available Indexed Accounts at least 14 days before the Contract

Anniversary if You have Contract Value that can be transferred on that Contract Anniversary.

Monthly Income Transfers

If you are invested in Income Choice Indexed Accounts, You cannot turn off Monthly Income. If You no longer wish to receive Monthly Income as a partial surrender, You may notify Us anytime during the Segment to transfer the remaining Monthly Income each month to the Interim Account according to any procedures that are then currently in effect. Monthly Income transferred to the Interim Account will earn interest at the declared rate for the Interim Account for the remainder of the Contract Year. Monthly Income transferred to the Interim Account may be surrendered without incurring an MVA and is not subject to the Segment Value calculation (or proportional reduction to the Investment Base), although it may incur Surrender Charges, taxes, and/or tax penalties. Amounts transferred to the Interim Account may not be transferred back to Indexed Accounts until the next Contract Anniversary.

Automatic Rebalancing

If You are invested only in 1-year Indexed Accounts and the Interim Account, You have the option to elect automatic rebalancing for Your Contract. You can elect this option any time by sending Us a Written Request or by other method agreed to by Us. If automatic rebalancing is elected, on each Contract Anniversary We will reallocate Your Contract Value between all 1-year Indexed Accounts and the Interim Account (only available after the MVA Period or a spousal continuation) according to Your current election instructions for the Contract.

If You request a transfer between accounts, automatic rebalancing will be cancelled and will not occur on the Contract Anniversary. You can re-enroll in automatic rebalancing after the Contract Anniversary.

62 RiverSource Structured Solutions 2 annuity — Prospectus

If a Contract currently has multi-year Segments open, You must wait for them all to mature, transfer all the money out of the multi-year Indexed accounts, and then You can request to turn on automatic rebalancing to be effective on the following Contract Anniversary.

Automatic rebalancing will turn off upon any ownership change, including spousal continuation and inherited IRA set up after death. The new owner would need to request the feature to be turned on and provide updated election instructions at that time.

We reserve the right to cancel automatic rebalancing at any time, for any reason.

You may discontinue automatic rebalancing at any time by sending Us a Written Request or by other method agreed to by Us.

Optional Automated Transfer Program

We currently offer an optional automated transfer program. While You are enrolled in this program, before We process any other transfer instructions or automatic rebalancing on the Contract Anniversary, We will transfer the amount You request to the Interim Account according to any procedures that are then currently in effect. Any transfer instructions or automatic rebalancing described above will apply to any remaining Contract Value in the Interim Account and any Segments that mature on that Contract Anniversary.

If you have money allocated to Contingent Return Indexed Accounts with a 1-year duration and you have set up automated partial surrenders for any Contingent Return earnings, then You will be enrolled in the Automated Transfer Program. On each Contract Anniversary, we will automatically transfer any earnings that are greater than $0 from the

1-year Segments with a Contingent Return to the Interim Account (subject to the Total Free Amount). For example, if the Contingent Return earnings in two Segments are $1,000 and $500, we will automatically transfer those amounts from each Segment and move $1,500 to the Interim Account on the Contract Anniversary. We will not transfer amounts from Segments with a negative return or a duration longer than 1-year. The amounts transferred are not reduced for any rider fee charged on the Contract Anniversary, if applicable.

The Contingent Return earnings transferred to the Interim Account cannot exceed the Total Free Amount. If the transfer is limited by the Total Free Amount, then the amount transferred will be proportional to the positive earnings, if any, in each Segment with a Contingent Return. For example, if the Contingent Return earnings in two Segments are $1,000 and $500 on the Contract Anniversary and the Total Free Amount is $1,200, then we will automatically transfer $800 and $400 respectively from the two Segments and move $1,200 to the Interim Account.

Partial surrenders are deducted from the Interim Account first so You may find the Automated Transfer Program beneficial if You wish to limit partial surrenders from Segment Values that are subject to daily fluctuations and to avoid the Segment Value calculation before the Segment Maturity Date. Also, partial surrenders from the Interim Account are not subject to an MVA.

You may cancel the Automated Transfer Program at any time. If You cancel this program or if you cancel automated partial surrenders, any Contract Value in the Interim Account will remain in that account until the next Contract Anniversary. We reserve the right to no longer offer the Automated Transfer Program at any time.

RiverSource Structured Solutions 2 annuity — Prospectus 63

Surrenders

You may surrender all or part of Your Contract Value at any time before the Annuitization Start Date by sending Us a Written Request or by other method agreed to by Us. Federal and state income taxes may apply to distributions from the Contract and a 10% penalty tax may apply if the distribution occurs before Your age 59 1⁄2. See “Taxes.”

Partial surrenders and full surrenders may be subject to Surrender Charges and an MVA during the Surrender Charge Period/MVA Period. Certain surrenders are not subject to Surrender Charges. See “Contract Fees, Charges and Value Adjustments – Surrender Charge”. Certain surrenders are not subject to MVAs. See “Contract Fees, Charges, and Value Adjustments – Market Value Adjustments.”

Your surrender will normally be paid to You within seven Days of the receipt of Your Written Request and the return of this Contract, if required. We reserve the right to defer surrenders for any period the U.S. Securities and Exchange Commission determines the existence of emergency conditions and, consequently, the NYSE does not open for regular trading. Following any required regulator y approval, We have the right to defer payment for up to six months from the date We receive Your request. In such circumstance, the delay will be made in accordance with the requirements of the state in which the Contract is issued for deliver y.

For all partial surrenders except Income Choice Monthly Income: unless You request otherwise, the surrender will be deducted from the Interim Account first and then pro-rata from all Indexed Accounts. You may specify the partial surrender is to be deducted from the Interim Account and/or a specific Indexed Account(s). If an Indexed Account has multiple open Segments, the specified surrender will be deducted pro-rata from all open Segments for that Indexed Account. If You die following a surrender request, payment will be made to Your estate. Any amount surrendered is irrevocable. Upon surrender for the Full Surrender Value, this Contract will terminate.

The Full Surrender Value at any time will be the Contract Value immediately prior to the surrender less any Surrender Charge less any rider charges, plus any Market Value Adjustment.

For a partial surrender, the amount paid to You will equal the amount withdrawn from the Contract Value, less any Surrender Charge, plus any MVA. For a partial surrender of a specific dollar amount, We will determine the amount of Contract Value that needs to be surrendered, which after any Surrender Charge and any MVA, will equal the amount You request.

Any amount withdrawn from a Segment before the Segment Maturity Date will use the Segment Value calculation (based on the Investment Base and the proxy value). Please keep in mind that Segment Values prior to maturity will fluctuate daily and may be lower than what was originally allocated to an Indexed Account, even when the Index has positive returns. This means that there could be less money available for full and partial surrenders (including RMDs and the Total Free Amount) during the Segment. Please see “Contract Fees, Charges, and Value Adjustments – Segment Value Calculation” for more information. Please keep in mind that the Interim Account is not impacted by this calculation or exposed to market volatility. You should discuss with Your financial and/or tax adviser before requesting a partial surrender and which accounts it should come from.

Any partial surrender You take under the Contract will reduce Your Contract Value. As a result, the value of any guaranteed death benefit will also be proportionately reduced. See “Death Benefits” for more information.

In addition, surrenders You are required to take to satisfy the RMDs under the Code may reduce the value of Your death benefit (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

If You take a partial surrender from a Segment, the Segment Value is reduced by the dollar amount of the partial surrender (before any applicable Surrender Charge or MVA is applied). If the partial surrender is taken before the Segment Maturity Date, the Investment Base for each Segment will be reduced proportionally based on the percentage the Segment Value is reduced. This means that if the Segment Value is higher than the Investment Base at the time of a partial surrender, then the Investment Base is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the Segment Value is lower than the Investment Base at the time of a partial surrender (which is due to the Segment Value calculation), then the Investment Base is reduced by an amount that is more than the dollar amount withdrawn. Whether the Segment Value will be higher or lower than the Investment Base is generally dependent upon the performance of the Index in addition to other factors. See “Valuing Your Investment - Indexed Account(s) Value” and “Contract Fees, Charges, and Value Adjustments” for more information.

This mechanism allows the new Segment Value to reflect the current proxy value at all times during a Segment before the Segment Maturity Date. As an analogy, when a shareholder of a security sells shares of the security to obtain a given dollar amount of proceeds, the number of shares still owned by the shareholder following the sale will be more or less depending on how low or high the share price was at the time of sale. A reduction in the Investment Base negatively impacts the Segment Value for the remainder of the Segment, including the amount available on the Maturity Date.

64 RiverSource Structured Solutions 2 annuity — Prospectus

For each Segment that is reduced by a partial surrender, the Investment Base for that Segment will be reduced proportionately by:

a × b	where:
c

  a = the amount of the partial surrender deducted from the Segment

  b = the Investment Base for the Segment on the date of the surrender

  c  = the value in the Segment on the date of (but prior to) the surrender See Appendix C for examples.

Receiving Payment

•	payable to You;

•	mailed to address of record.

NOTE: We will charge You a fee if You request express mail deliver y.

•	request that payment be wired to your bank;
•	pre-authorization required.

We may choose to permit You to have checks issued and delivered to an alternate payee or to an address other than Your address of record. We may also choose to allow You to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the Owner or to an address other than the address of record. These requirements will be designed to ensure Owner instructions are genuine and to prevent fraud.

We may postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.

Suspension or Delay of Payments or Transfers

We may be required to suspend or delay the payment of death benefits, the calculation of Segment Values before and at maturity, surrenders and transfers when we cannot obtain an Index Value under the following circumstances:

(i)	the NYSE is closed (other than customary weekend and holiday closings);

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists such that we cannot value Segments; or

(iv)	during any other period when a regulator by order, so permits.

How to Request a Transfer or Surrender

You can request a transfer or surrender by Written Request or any other method agreed upon by Us.

Minimum amount

Surrenders:         $250*

Maximum amount

Surrenders:         Contract Value

* The Contract Value after a partial surrender must be at least $500.

By automated partial surrenders

Your financial advisor can help You set up automated partial surrenders. You can start or stop this service by Written Request or other method acceptable to Us. You must allow 30 days for Us to change any instructions that are currently in place. Automated partial surrenders may be subject to Surrender Charges, MVAs, and taxes.

•	We currently offer three options, but only one is available at a time:

1.

Fixed Dollar Amount - You elect the dollar amount and the frequency. Any automated partial surrender that exceeds the amount in the Interim Account will be deducted pro-rata from all open Segments using the current Segment Value. You do not have an option to request from which account to surrender.

2.	Contingent Return Earnings - You can elect this option if any portion of Your Contract Value is currently allocated to any 1-

RiverSource Structured Solutions 2 annuity — Prospectus 65

year Contingent Return Indexed Accounts. On each Contract Anniversary, any positive Contingent Return earnings from 1-year Segments only (up to the Total Free Amount) will be transferred to the Interim Account under the Automated transfer program (see “Optional Automated Transfer Program”). Each automated partial surrender amount will be equal to the lesser of (1) remaining Interim Account value divided by the number of remaining automated partial surrenders for that Contract Year (based on the frequency you elect) and (2) the amount of Contingent Return earnings transferred to the Interim Account on the Anniversary divided by the number of automated partial surrenders for that Contract Year. If there are no positive Contingent Return earnings or if the Interim Account value is zero, no automated partial surrenders will be processed for the remainder of that Contract Year.

3.

Income Choice Monthly Income– If You allocate Your Purchase Payment or Contract Value to Income Choice Indexed Accounts, Monthly Income is payable to You as automated partial surrenders, unless You choose to transfer the Monthly Income to the Interim Account according to any procedures that are then currently in effect. Monthly Income is payable on each Monthly Anniversary except the last Monthly Income for the Segment which will be payable on the Day before the Contract Anniversary.

•	Automated partial surrenders may result in taxes and/or tax penalties on all or part of the amount surrendered.

Minimum amount: $50 (we may waive the minimum amount for options 2 and 3 above)

Maximum amount: None

By telephone

Please work with Your financial advisor or call our corporate office at 1-800-862-7919 to request a surrender.

Minimum amount

Surrenders:      $250

Maximum amount

Surrenders:      $100,000

We answer telephone requests promptly, but You may experience delays when the call volume is unusually high.

We will honor any telephone transfer or surrender requests that We believe are authentic and We will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as We follow the procedures, We (and Our affiliates) will not be liable for any loss resulting from fraudulent requests.

You may request that telephone transfers or surrenders not be authorized from Your account by writing to Us. Transfers requested during the Transfer Window will be effective as of the next Contract Anniversary.

66 RiverSource Structured Solutions 2 annuity — Prospectus

Death Benefits

Standard Death Benefit

We will pay the Standard death benefit to Your beneficiary upon Your death if You die before the Annuitization Start Date with the Contract Value greater than zero. If a Contract has more than one person as the Owner, We will pay benefits upon the first to die of any Owner.

If You are age 80 or younger on the application date or the date of the most recent covered life change, We will pay the beneficiary the greatest of:

•	the Contract Value, after any rider charges have been deducted; or
•	the Full Surrender Value; or
•	the Return of Purchase Payment (ROPP) Value.

If You are age 81 or older on the Contract application date or the date of the most recent covered life change, We will pay the beneficiary the greater of:

•	the Contract Value, after any rider charges have been deducted; or
•	the Full Surrender Value.

If You take a partial surrender, the ROPP Value will be reduced proportionally based on the percentage of Contract Value that is withdrawn. This means that if the Contract Value is higher than the ROPP Value at the time of a partial surrender, then the ROPP Value is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the Contract Value is lower than the ROPP Value at the time of a partial surrender, then the ROPP Value is reduced by an amount that is more than the dollar amount withdrawn.

Here are some terms that are used to describe the Standard Death benefit and optional death benefits:

ROPP Value: is the purchase payment on the Contract Date. Adjusted partial surrenders will be subtracted from the ROPP Value.

Adjustments for Partial Surrenders: Adjustments for partial surrenders are calculated for each partial surrender using the following formula:

Adjusted partial surrenders =	a × b

c

a = the amount your Contract Value is reduced by the partial surrender.

b = the applicable ROPP Value or MAV on the date of the partial surrender.

c = the Contract Value on the date of (but prior to) the partial surrender.

If you take a partial surrender, the applicable ROPP or MAV will be reduced proportionally based on the percentage of Contract Value that is withdrawn. This means that if the Contract Value is higher than the ROPP or MAV at the time of a partial surrender, then the ROPP or MAV is reduced by an amount that is less than the dollar amount withdrawn.

Conversely, if the Contract Value is lower than the ROPP or MAV at the time of a partial surrender, then the ROPP or MAV is reduced by an amount that is more than the dollar amount withdrawn.

Covered Life Change: is either continuation of the Contract by a spouse under the Spouse’s Option to Continue Contract provision, or an ownership change where any Owner after the ownership change was not an Owner prior to the change.

Full Surrender Value: is the Contract Value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits):

•  less any Surrender Charge, and

•  less any pro rata rider charges, and

•  plus any Market Value Adjustment.

For a spouse who continues the Contract and is age 80 or younger, we set the ROPP Value to the Contract Value on the date of the continuation after any rider charges have been deducted and after any increase to the Contract Value due to the death benefit that would otherwise have been paid.

After a covered life change other than for the spouse who continues the Contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, We reset the ROPP Value on the valuation date we receive Your written request for the ownership change to the Contract Value after any rider charges have been deducted, if the Contract Value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, We reset the ROPP Value to the Contract Value after any rider charges have been deducted on the Business Day We receive Your request for the ownership change.

Examples – Standard ROPP Death Benefit:

Assumptions:

•	You purchase the Contract with a payment of $100,000: and

RiverSource Structured Solutions 2 annuity — Prospectus 67

•	During the second Contract Year You take a $5,000 partial surrender. Contract Value will be reduced by the dollar amount of the partial surrender.

#1 Down Market Example:
Contract Value (before the partial surrender):	$85,000.00

Purchase payment minus adjusted partial surrenders:
Total purchase payment:	$100,000.00
minus adjusted partial surrenders, calculated as:
$5,000 × $100,000	–5,882.35
$85,000 =
for a ROPP death benefit of:	$94,117.65

The Full Surrender Value (after the partial surrender):	$73,500.00
The Death Benefit is greatest of Contract Value (after the partial surrender), Full Surrender Value and ROPP:	$94,117.65

#2 Up Market Example:
Contract Value (before the partial surrender):	$110,000.00

Purchase payment minus adjusted partial surrenders:
Total purchase payment:	$100,000.00
minus adjusted partial surrenders, calculated as:
$5,000 × $100,000 =	–4,545.45
$110,000

for a ROPP death benefit of:	$95,454.55

The Full Surrender Value (after the partial surrender):	$97,450.00
The Death Benefit is greatest of Contract Value (after the partial surrender), Full Surrender Value, and ROPP:	$105,000.00

Optional Death Benefits

In addition to the Standard Death Benefit, we also offer the following optional death benefits, which provide a death benefit that equals or exceeds the Standard Death Benefit:

•	ROPP Death Benefit and

•	MAV Death Benefit.

The optional death benefits listed above must be elected at the time you purchase your Contract. Once you elect a death benefit, you cannot change it; however, the death benefit that applies to your Contract may change due to an ownership change or continuation of the Contract by the spouse under the Spouse’s Option to Continue Contract provision.

Be sure to discuss with your financial advisor whether or not this death benefit is appropriate for your situation. We will pay the death benefit to Your beneficiary upon Your death if You die before the Annuitization Start Date with the Contract Value greater than zero. If a Contract has more than one person as the Owner, We will pay benefits upon the first to die of any Owner.

Optional Return of Purchase Payment (ROPP) Death Benefit

The ROPP Death Benefit will pay Your beneficiaries no less than your purchase payment, adjusted for partial surrenders. If You die before the annuitization start date and while this Contract is in force, the death benefit will be the greatest of:

1.	the Contract Value after any rider charges have been deducted; or

2.	the ROPP Value, or

3.	the Full Surrender Value.

For a spouse who continues the contract and is age 81 or older, We reset the ROPP Value to the Contract Value on the date of the continuation after any rider charges have been deducted and after any increase to the Contract Value due to the death benefit that would otherwise have been paid. If the spouse who continues the Contract is age 80 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for the spouse who continues the Contract, if any Owner is age 81 or older We reset the ROPP Value on the Business Day We receive your request for the ownership change to the Contract Value after any rider charges have been deducted, if the Contract Value is less. If all Owners are age 80 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

68 RiverSource Structured Solutions 2 annuity — Prospectus

If You take a partial surrender, the ROPP Value will be reduced proportionally based on the percentage of Contract Value that is withdrawn. This means that if the Contract Value is higher than the ROPP Value at the time of a partial surrender, then the ROPP Value is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the Contract Value is lower than the ROPP Value at the time of a partial surrender, then the ROPP Value is reduced by an amount that is more than the dollar amount withdrawn.

For an example, see Appendix E.

Maximum Anniversary Value (MAV) Death Benefit

The MAV Death Benefit provides that if you die while the Contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

•	the Contract Value after any rider charges have been deducted; or

•	the Full Surrender Value; or

•	the ROPP Value; or

•	the MAV.

The MAV equals the ROPP Value prior to the first Contract Anniversary. Ever y Contract Anniversary prior to the earlier of the oldest owner’s 91st birthday and prior to any owner’s death, if the Contract Value is greater than the MAV, We reset the MAV to the Contract Value. The Contract Value used will be after all returns have been calculated and rider fees have been deducted. The MAV is decreased by adjusted partial surrenders. Automatic increases of the MAV will increase the amount of the annual rider charge deduction.

After a covered life change other than for a spouse who continues the Contract, if all owners are age 80 or younger, we reset the MAV on the Business Day we receive your request for the ownership change to the lesser of these two values:

(a)	the Contract Value after any rider charges have been deducted, or

(b)	the MAV on that date, but prior to the reset.

If any owner is age 81 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.

On and after the oldest owner’s 91st birthday, the MAV is not reset annually, but will continue to be adjusted for partial surrenders.

For an example, see Appendix E.

Termination of the ROPP and MAV Riders

These riders cannot be terminated either by You or Us except as follows:

•

If there has been a “covered life change” where You, as redefined, were younger than age 81 for ROPP or older than age 80 for MAV on the date of the “covered life change,” then the rider will terminate and the Standard Death Benefit will apply.

•	After the death benefit is paid, the rider will terminate

•	The rider will terminate after a spousal continuation if the spouse is younger than age 81 for ROPP or older than age 80 for MAV on the date of the continuation.

•	On the Annuitization Start Date, the rider will terminate.

•	In relation to certain increases to the annual rider fee as described in the Optional Death Benefit provision, Your Written Request will terminate the rider.

•	Termination of the Contract for any reason will terminate the rider.

Upon termination of this rider, any additional death benefit provided by the rider will not be payable upon Your death. Upon termination, this rider may not be reinstated.

If You Die Before the Annuitization Start Date

When paying the beneficiary, We will process the death claim on the Business Day Our death claim requirements are fulfilled. We will determine the Contract Value on that Business Day using the method described in “Valuing Your Investment.” We will pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

When paying multiple beneficiaries, We will process the death claim of each beneficiary on the Business Day when the beneficiary fulfills all death claim requirements. We will determine the beneficiary’s share of the death benefit on that Business Day using the method described in “Valuing Your Investment.” The remaining Contract Value remains invested as was specified at time of death. We will pay interest, if any, at a rate no less than required by law. We will mail payment to a beneficiary within seven days after Our death claim requirements are fulfilled.

RiverSource Structured Solutions 2 annuity — Prospectus 69

Nonqualified annuities

If Your spouse is sole beneficiary and You die before the Annuitization Start Date, Your spouse may keep the Contract as Owner with the Contract Value equal to the death benefit that would other wise have been paid. To do this Your spouse must, on the date Our death claim requirements are fulfilled, give Us written instructions to continue the Contract as Owner.

If Your beneficiary is not Your spouse, or Your spouse does not elect spousal continuation, We will pay the beneficiary a single sum unless You give Us other written instructions. Generally, We must fully distribute the death benefit within five years of Your death. However, the beneficiary may receive payments under any annuity payment plan available under this Contract if:

•	the beneficiary elects in writing, and payments begin, no later than one year after Your death, or other date as permitted by the IRS; and

•	the payment period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities

•

Spouse beneficiary: If You have not elected an annuity payment plan, and if Your spouse is the sole beneficiary, Your spouse may either elect to treat the Contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payment plan or another plan agreed to by Us. If Your spouse elects a payment option, the payments must begin no later than the year in which You would have reached age 73. If You are age 73 or older at the time of death, payments must begin no later than Dec. 31 of the year following the year of Your death.

Your spouse may elect to assume ownership of the Contract with the Contract Value equal to the death benefit that would other wise have been paid. To do this Your spouse must, on the date our death claim requirements are fulfilled, give Us written instructions to continue the Contract as Owner.

If You purchased this Contract as an inherited IRA and Your spouse is the sole beneficiary, he or she can elect to continue this Contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on Your life expectancy.

If You purchased this Contract as an inherited IRA and Your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit. The death benefit payable on the death of the spouse beneficiary is the Contract Value.

•

Non-spouse beneficiary: If you have not elected an annuity payment plan, the beneficiary is required to withdraw his or her entire inherited interest within 10 years of the date of death of the owner unless they qualify as an “eligible designated beneficiary.” Eligible designated beneficiaries may continue to take proceeds out over their life expectancy. Eligible designated beneficiaries include:

•	the surviving spouse;

•	a lawful child of the owner under the age of majority (remaining amount must be withdrawn within 10 years, once the child reaches the age of majority);

•	disabled within the meaning of Code section 72(m)(7);

•	chronically ill within the meaning of Code section 7702B(c)(2);

•	any other person who is not more than 10 years younger than the owner.

However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA. We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:

•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and

•

the payout period does not extend beyond the beneficiary’s life or life expectancy for an eligible designated beneficiary. (Payout plans are limited if the beneficiary is not an eligible designated beneficiary.)

•

Annuity payment plan: If You elect an annuity payment plan which guarantees payments to a beneficiary after death, the payments to Your beneficiary will continue pursuant to the annuity payment plan You elect, subject to adjustment to comply with the IRS rules and regulations.

Any amounts payable or applied by Us as described in this section will be paid upon Our receipt of due proof of death. This includes all documents needed to complete a beneficiary’s claim including:

1.	information sufficient to determine Our liability and the appropriate payee legally entitled to the proceeds; and

2.	if proceeds depend on the action of parties other than Us, the date that legal impediments to payment are resolved and sufficient evidence is provided to Us.

If the beneficiary elects an annuity payment plan, such beneficiary shall be the Annuitant for purposes of a lifetime payment plan.

70 RiverSource Structured Solutions 2 annuity — Prospectus

If You Die After the Annuitization Start Date

If You die after the Annuitization Start Date, the death benefit detailed earlier is no longer effective and the amount payable, if any, will depend on the annuity payment plan then in effect.

For more information and a description of the plans, see “Annuity Payment Plans” below.

Death of the Owner. If an Owner dies after the Annuitization Start Date, Annuity Payments continue to any surviving Owner, other wise to the beneficiaries, according to the annuity payment plan in effect.

Death of the Annuitant or of a beneficiary receiving payments under an annuity payment plan: If the last surviving Annuitant dies after the Annuitization Start Date, Annuity Payments continue to any surviving Owners, other wise to the beneficiaries, for the remainder of any guaranteed period. If there is no remaining guaranteed period, Annuity Payments cease.

In any event, amounts remaining payable must be paid at least as rapidly as payments were being made at the time of such death.

Abandoned Property Requirements

Ever y state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the Contract’s Annuitization Start Date (the latest day on which income payments may begin under the Contract) or 2) the date the death benefit is due and payable. If a Contract reaches the Annuitization Start Date or We determine a death benefit is payable, We will use our best efforts to locate You or designated beneficiaries. If We are unable to locate You or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or You last resided, as shown in Our books and records, or to Our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment and ensure an effective process for Your beneficiaries, it is important that Your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to Your address or beneficiary designations should be sent to Our Service Center.

Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If Your beneficiary steps for ward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.

For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the Owner (Annuitant for non-natural Owners) or the unclaimed death benefits will be presumed abandoned and subject to escheatment.

RiverSource Structured Solutions 2 annuity — Prospectus 71

Annuity Payment Period

As Owner of the Contract, You have the right to decide how and to whom Annuity Payments will be made starting on the Annuitization Start Date. You must select one of the annuity payment plans outlined below, or We may mutually agree on other payment arrangements. We do not deduct Surrender Charges upon annuitization, but Surrender Charges may be applied when electing to exercise liquidity features We may make available under certain annuity payment options. If You annuitize from the Segments during the MVA Period, We will apply any positive or negative MVA upon annuitization. Additionally, if You annuitize from the Segments before the Segment Maturity Date, the amount applied to Annuity Payments will be based on the Segment Value calculation. See “Contract Fees, Charges, and Value Adjustments” for more information.

Annuity Payments

Annuity Payments will start on the scheduled Annuitization Start Date. You can change this date as explained in the “Change of Annuitization Start Date” below. If You want to start Annuity Payments before the scheduled Annuitization Start Date, You can request Annuity Payments to start at any time with 30 Days notice.

The amount applied to an annuity payment plan will be the Contract Value on Your Annuitization Start date plus any Market Value Adjustment (less any applicable premium tax). See “Premium Taxes” below. Additionally, We currently allow You to use part of the Contract Value (plus any Market Value Adjustment applicable to that portion of the Contract Value) to apply to Annuity payments, leaving any remaining Contract Value as currently allocated in any existing Segments to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of Your annuity Contract, see “Taxes – Nonqualified Annuities – Annuity payments” and “Taxes – Qualified Annuities – Annuity payments.”

Annuity Payments are fixed and do not participate in the performance of any external Indexes.

The first payment will be made as provided by the selected plan. Before the first payment is sent, We will require satisfactory proof of the Annuitant’s (and any Joint Annuitant’s) age and that the Annuitant is alive. We may also require that You exchange this Contract for a supplemental Contract which provides the Annuity Payments.

Annuity Payments begin on the Annuitization Start Date.

Change of Annuitization Start Date

The scheduled Annuitization Start Date is the later of:

•	the Contract Anniversary on or after Your 95th birthday, or
•	the 10th Contract Anniversary.

You may change this date to any Contract Anniversary date by Written Request or other method agreed to by Us. The new date cannot be later than the scheduled Annuitization Start Date, unless We agree other wise.

Annuity Tables

The annuity table in Your Contract shows the amount of the monthly payment for each $1,000 applied to an annuity payment plan according to the Annuitant’s age and, when applicable, the Annuitant’s gender. (Where required by law, We will use a unisex table of annuity payment rates.)

The table shows the minimum amount of each fixed payment. We declare current payment rates that We use in determining the actual amount of Your fixed annuity payment. The current payment rates will equal or exceed the guaranteed payment rates shown in the table. We will furnish these rates to You upon request.

Annuity Payment Plans

Annuity Payments must be made on a fixed dollar basis. You can schedule receipt of Annuity Payments according to one of the Plans A through D or another plan agreed to by Us. You may choose any one of these annuity payment plans by giving Us written instructions at least 30 days before the Annuitization Start Date:

•

Plan A: Life Income Non-Refund: We make monthly payments until the Annuitant’s death. Payments end with the last payment before the Annuitant’s death. We will not make any further payments. This means that if the Annuitant dies after We made only one monthly payment, We will not make any more payments.

•

Plan B: Life Income with Guaranteed Period: We make monthly payments for a guaranteed payment period of five, ten, or 15 years that You elect. This election will determine the length of the payment period in the event if the Annuitant dies before the elected period expires. We calculate the guaranteed payment period from the Annuitization Start Date. If the Annuitant outlives the elected guaranteed payment period, We will continue to make payments until the Annuitant’s death.

•

Plan C: Life Income with Installment Refund: We make monthly payments until the Annuitant’s death, with Our guarantee that payments will continue for some period of time. We will make payments for at least the number of months determined by dividing the amount applied under this option by the first monthly payment, whether or not the Annuitant is living.

•

Plan D: Joint and Survivor Life Income Non-Refund: We make monthly payments while both the Annuitant and a joint Annuitant are living. If either Annuitant dies, we will continue to make monthly payments at the full amount until the death of the surviving Annuitant. Payments end with the death of the second Annuitant.

72 RiverSource Structured Solutions 2 annuity — Prospectus

For Plan A, if the Annuitant dies before the initial payment, no payments will be made and no death benefit is payable to the beneficiary. For Plan B, if the Annuitant dies before the initial payment, the payments will continue for the guaranteed payment period. For Plan C, if the Annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both Annuitants die before the initial payment, no payments will be made and no death benefit is payable to the beneficiary; however, if one Annuitant dies before the initial payment, the payments will continue until the death of the surviving Annuitant.

In addition to the annuity payment plans described above, We may offer additional payment plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the annuitization amount (less any Annuity Payments made and any premium tax paid) in the event of the Annuitant’s death, term certain installment plans with var ying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payments. Terms and conditions of annuity payment plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payments You would other wise receive or result in payments ceasing.

Utilizing a liquidity feature to surrender the underlying value of remaining payments may result in the assessment of a Surrender Charge (See “Charges — Surrender Charge”) or a 10% IRS penalty tax. (See “Taxes.”).

Annuity payment plan requirements for qualified annuities: If Your Contract is a qualified annuity, You have the responsibility for electing a payment plan under Your Contract that complies with applicable law. Your Contract describes Your payment plan options. The options will meet certain IRS regulations governing RMDs if the payment plan meets the incidental distribution benefit requirements, if any, and the payments are made:

•	in equal or substantially equal payments over a period not longer than Your life expectancy or over the joint life expectancy of You and Your designated beneficiary; or

•	over a period certain not longer than Your life expectancy or over the life expectancy of You and Your designated beneficiary.

You must select a payment plan as of the Annuitization Start Date set forth in Your Contract.

If We do not receive instructions: You must give Us written instructions for the Annuity Payments at least 30 days before the Annuitization Start Date. If You do not, We will make payments under Plan B, with 120 monthly payments guaranteed.

If monthly payments would be less than $20: We will calculate the amount of monthly payments at the time amounts are applied to a payment plan. If the calculations show that monthly payments would be less than $20, We have the right to pay the amount that would otherwise have been applied to a plan to the Owner in a lump sum or to change the frequency of the payment.

Death after Annuity Payments begin: If You die after Annuity Payments begin, We will pay any amount payable to any surviving owner, other wise to the beneficiary as provided in the annuity payment plan in effect.

Premium Taxes

Certain state and local governments impose premium taxes on Us (up to 3.5%). These taxes depend upon Your state of residence or the state in which the Contract was issued. Currently, We deduct any applicable premium tax when Annuity Payments begin, but We reserve the right to deduct this tax at other times such as when You make the purchase payment or when You make a full surrender from Your Contract.

RiverSource Structured Solutions 2 annuity — Prospectus 73

Taxes

Under current law, Your Contract has a tax-deferral feature. Generally, this means You do not pay income tax until there is a taxable distribution (or deemed distribution) from the Contract. We will send a tax information reporting form for any year in which We made a taxable or reportable distribution according to Our records.

Nonqualified Annuities

Generally, only the increase in the value of a non-qualified annuity Contract over the investment in the Contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same Owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payments: Generally, unlike surrenders described below, the income taxation of annuity payments is subject to exclusion ratios. In other words, in most cases, a portion of each payment will be ordinar y income and subject to tax, and a portion of each payment will be considered a return of part of Your investment in the Contract and will not be taxed. All amounts You receive after Your investment in the Contract is fully recovered will be subject to tax. Under Annuity Payment Plan A: Life annuity — no refund, where the Annuitant dies before Your investment in the Contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the Owner for the last taxable year. Under all other annuity payout plans, where the annuity payments end before Your investment in the Contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payments end. (See “The Annuity Payment Period — Annuity Payment Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a Contract is partially annuitized, the investment in the Contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Surrenders: Generally, if You surrender all or part of Your nonqualified annuity before the Annuitization Start date Your surrender will be taxed to the extent that the Contract Value immediately before the surrender exceeds the investment in the Contract. Application of Surrender Charges and Market Value Adjustments may alter the manner in which We tax report the surrender. Different rules may apply if You exchange another contract into this Contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income You make before reaching age 59 1⁄2 unless certain exceptions apply.

Withholding: If You receive taxable income as a result of an annuity payment or surrender, We may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as You have provided us with a valid Social Security Number or Taxpayer Identification Number, and You have a valid U.S. address, You may be able to elect not to have federal income tax withholding occur.

If the payment is part of an annuity payment plan, We generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if You want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless You elect a different percentage via our Form W-4R or another acceptable method.

The federal income tax withholding requirements differ if we deliver payment outside the United States or You are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow You to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.

Federal and state tax withholding rules are subject to change. Annuity payments and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.

Death benefits to beneficiaries: The death benefit under a nonqualified Contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount Your beneficiar y receives that exceeds the remaining investment in the Contract is taxable as ordinar y income to the beneficiar y in the year he or she receives the payments. (See “Death Benefits — If You Die Before the Annuitization Start Date”).

Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

74 RiverSource Structured Solutions 2 annuity — Prospectus

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinar y income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.

Penalties: If You receive amounts from Your nonqualified annuity before reaching age 59 1⁄2, You may have to pay a 10% IRS penalty on the amount includable in Your ordinar y income. However, this penalty will not apply to any amount received:

•	because of Your death or in the event of nonnatural ownership, the death of the Annuitant;

•	because You become disabled (as defined in the Code);

•

if the distribution is part of a series of substantially equal periodic payments, made at least annually, over Your life or life expectancy (or joint lives or life expectancies of You and Your beneficiar y);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payments are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if You transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original Owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new Owner’s investment in the Contract will be equal to the investment in the Contract at the time of the transfer plus any earnings included in the original Owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if You transfer ownership for a full consideration.

Please consult Your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the Contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply.

Depending on the contract date of Your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult Your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.

Assignment: If You assign or pledge Your Contract as collateral for a loan, earnings on purchase payments You made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.

Qualified Annuities

Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to Your retirement plan’s Summar y Plan Description, Your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to Your situation.

When You use Your Contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the Contract will not provide any necessary or additional tax deferral. If Your Contract is used to fund an employer sponsored plan, Your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the Contract.

Annuity payments: Under a qualified annuity, except a Roth IRA, the entire payment generally is includable as ordinar y income and is subject to tax unless: (1) the contract is an IRA to which You made non-deductible contributions; or (2) You rolled after-tax dollars from a retirement plan into Your IRA; or (3) the contract is used to fund a retirement plan and You or Your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and You direct such payment to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If We accept partial annuitizations, please remember that Your contract will still need to comply with other

RiverSource Structured Solutions 2 annuity — Prospectus 75

requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, You should discuss Your decision and any implications with Your tax adviser. Because We cannot accurately track certain after-tax funding sources, We will generally report any payments on partial annuitizations as ordinar y income except in the case of a qualified distribution from a Roth IRA.

Annuity payments from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if You have attained age 59 1⁄2 and meet the five year holding period.

Surrenders: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinar y income and is subject to tax unless: (1) the contract is an IRA to which You made non-deductible contributions; or (2) You rolled after-tax dollars from a retirement plan into Your IRA; or (3) the contract is used to fund a retirement plan and You or Your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and You direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.

Surrenders from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if You have attained age 59 1⁄2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of Your Contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of Your Contract for RMD purposes. This may cause Your RMD to be higher. You should consult Your tax advisor prior to making a purchase for an explanation of the potential tax implications to You. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If You receive taxable income as a result of an annuity payment or a surrender, We may deduct withholding against the payment. Any withholding represents a prepayment of Your tax due for the year. You take credit for these amounts on Your annual income tax return. As long as You have provided Us with a valid Social Security Number or Taxpayer Identification Number, You can elect not to have any withholding occur.

If the payment is part of an annuity payment plan, We generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if You want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless You elect a different percentage via our Form W-4R or another acceptable method. The federal income tax withholding requirements differ if We deliver payment outside the United States or You are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, We may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If You receive directly all or part of the Contract Value from a qualified annuity, mandator y 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payment is made from the plan. Any withholding represents a prepayment of Your tax due for the year. You take credit for these amounts on Your annual income tax return. This mandator y withholding will not be imposed if instead of receiving the distribution check, You elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandator y 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandator y 20% withholding. We will withhold 10% of the distribution amount unless You elect other wise.

•

the payment is one in a series of substantially equal periodic payments, made at least annually, over Your life or life expectancy (or the joint lives or life expectancies of You and Your designated beneficiar y) or over a specified period of 10 years or more;

•	the payment is a RMD as defined under the Code;

•	the payment is made on account of an eligible hardship; or

•	the payment is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If You receive amounts from Your qualified Contract before reaching age 59 1⁄2, You may have to pay a 10% IRS penalty on the amount includable in Your ordinar y income. However, this penalty generally will not apply to any amount received:

•	because of Your death;

•	because You become disabled (as defined in the Code);

•

if the distribution is part of a series of substantially equal periodic payments made at least annually, over Your life or life expectancy (or joint lives or life expectancies of You and Your beneficiar y);

•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55

76 RiverSource Structured Solutions 2 annuity — Prospectus

(TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinar y income to the beneficiar y in the year he/she receives the payments from the qualified annuity. If You made non-deductible contributions to a traditional IRA, the portion of any distribution from the Contract that represents after-tax contributions is not taxable as ordinar y income to Your beneficiar y. You are responsible for keeping all records tracking Your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinar y income to the beneficiar y if certain distribution requirements are met. (See “Death Benefits — If You Die Before the Annuitization Start Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, You may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract You have does not support an intra-contract rollover, You are able to request an IRS approved rollover to another annuity contract or other investment product that You choose. If You choose another annuity contract or investment product, You will be subject to new rules, including a new Surrender Charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge Your qualified Contract as collateral for a loan.

Other

Important: Our discussion of federal tax laws is based upon Our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, You should consult a tax advisor if You have any questions about taxation of Your Contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code.

Tax qualification: We intend that the Contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the Contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the Contract. We reserve the right to amend the Contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the Contract to any applicable changes in the tax qualification requirements. We will send You a copy of any amendments.

Spousal status: When it comes to Your marital status and the identification and naming of any spouse as a beneficiar y or party to Your Contract, We will rely on the representations You make to Us. Based on this reliance, We will issue and administer Your Contract in accordance with these representations. If You represent that You are married and Your representation is incorrect or Your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under Your Contract may be different.

If You have any questions as to the status of Your relationship as a marriage, then You should consult an appropriate tax or legal advisor.

RiverSource Structured Solutions 2 annuity — Prospectus 77

Other Information

General Account

The assets held in in our General Account support the guarantees under Your Contract. No other company or affiliate has any legal responsibility for the guarantees under the Contract. Subject to applicable state law, We have sole discretion to decide how assets of the General Account will be invested. You should be aware that Our General Account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of annuities and insurance products, as well, and these obligations may be satisfied from the assets in Our General Account. Our General Account is not insulated or segregated from the claims of Our creditors. As such, our obligations under the Contract are subject to Our financial strength and claims-paying ability. The Interim Account that We make available under the Contract is supported by the General Account.

Separate Account

We have exclusive and absolute ownership and control of the assets of the separate account. It is a non-unitized separate account established by Us under Minnesota law for the purpose of holding reserves for Our obligations for the Indexed Accounts available under the Contract. The assets in this separate account are subject to Our general liabilities from business operations and to claims by Our creditors. You do not share in the investment per formance of assets allocated to the separate account. All investment income, gains, and losses (whether or not the gains and losses are realized) from assets allocated to the separate account are borne by Us. The obligations under the Contract are independent of the investment per formance of the separate account and are the obligations of Us.

Distribution

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal under writer and general distributor of the Contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Contract

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the Contract.

•

The Contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the

Contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when Contracts are returned under the free look period.

Payments to Selling Firms

•

We may use compensation plans which var y by selling firm. These plans pay selling firms a commission that will not exceed 6.00% of the purchase payment. We may also pay ongoing trail commissions of up to 1.00% of the Contract Value. We do not pay or withhold payment of commissions based on which investment options You select.

•

In addition to commissions, We may, in order to promote sales of the Contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

•

sponsorship of marketing, educational, due diligence and compliance meetings and conferences We or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

•	marketing support related to sales of the Contract including for example, the creation of marketing materials, advertising and newsletters;

•	providing service to Contract Owners; and

•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the Contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the Contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the Contracts.

Sources of Payments to Selling Firms

We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues We receive from fees and expenses that You will pay when buying, owning and surrendering the Contract;

•	revenues We receive from other contracts and policies We sell that are not securities and other businesses We conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the Contract. However, You may pay part or all of the commissions and other compensation described above indirectly through fees and expenses We collect from Contract Owners, including Surrender Charges.

78 RiverSource Structured Solutions 2 annuity — Prospectus

Potential Conflicts of Interest

Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the Contract offered in this prospectus over another investment with lower compensation to the selling firm.

•

cause selling firms to encourage their financial advisors to sell You the Contract offered in this prospectus instead of selling You other alternative investments that may result in lower compensation to the selling firm.

•

cause selling firms to grant Us access to its financial advisors to promote sales of the Contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

Payments to Financial Advisors

•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

•

To inform Yourself of any potential conflicts of interest, ask Your financial advisor before You buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if You buy the Contract.

Legal Proceedings

RiverSource Life (the Company) is involved in the normal course of business in legal proceedings which include regulator y inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulator y activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; super vision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity. However, at this time, the Company does not believe any such action or proceeding will have a material adverse effect upon the ability of RiverSource Distributors to perform its contract with the Company, or the ability of the Company to meet its obligations under the Contracts.

Financial Statements

The financial statements of RiverSource Life are included in the SA.

Information on RiverSource Life Insurance Company

RiverSource Life

RiverSource Life Insurance Company (“RiverSource Life”) issues the Contracts. RiverSource Life is a stock life insurance company organized in 1957 under the laws of the state of Minnesota and is located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.

RiverSource Structured Solutions 2 annuity — Prospectus 79

Available Information

This prospectus is part of a registration statement We file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials We file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including RiverSource Life. This prospectus, other information about the Contract and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

80 RiverSource Structured Solutions 2 annuity — Prospectus

Appendix A: Investment Options Available Under the Contract

The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at [  ].

Note: If amounts are removed from a Segment before the Segment Maturity Date, the amount is determined based on the Segment Value calculation. Additionally, if amounts are removed from a Segment before the end of the MVA Period, We may apply an MVA. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Segment until the maturity date or until the end of the MVA Period. See “Contract Fees, Charges, and Value Adjustments” and “Crediting Methods” for more information.

	Guaranteed Minimum Cap	Guaranteed Minimum Upside Participation Rate	Guaranteed Minimum Contingent Return	Guaranteed Minimum Annualized Income Rate	Guaranteed Maximum Annual Fee	Maximum Loss on Segment Maturity Date *
Standard Indexed Accounts
iShares U.S. Real Estate ETF 1-year with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
MSCI EAFE 1-year with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
MSCI EAFE 3-year with -10% Buffer	6.00%	100%	N/A	N/A	0.00%	90%
MSCI EAFE 3-year with -15% Buffer	6.00%	100%	N/A	N/A	0.00%	85%
MSCI EAFE 3-year with -20% Buffer	6.00%	100%	N/A	N/A	0.00%	80%
MSCI EAFE 6-year with -10% Buffer	8.00%	100%	N/A	N/A	0.00%	90%
MSCI EAFE 6-year with -15% Buffer	8.00%	100%	N/A	N/A	0.00%	85%
MSCI EAFE 6-year with -25% Buffer	8.00%	100%	N/A	N/A	0.00%	75%
MSCI Emerging Markets 1-year with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
Nasdaq 100 1-year with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
Nasdaq 100 3-year with -10% Buffer	6.00%	100%	N/A	N/A	0.00%	90%
Nasdaq 100 3-year with -15% Buffer	6.00%	100%	N/A	N/A	0.00%	85%
Nasdaq 100 3-year with -20% Buffer	6.00%	100%	N/A	N/A	0.00%	80%
Nasdaq 100 6-year with -10% Buffer	8.00%	100%	N/A	N/A	0.00%	90%
Nasdaq 100 6-year with -15% Buffer	8.00%	100%	N/A	N/A	0.00%	85%
Nasdaq 100 6-year with -25% Buffer	8.00%	100%	N/A	N/A	0.00%	75%
Russell 2000 1-year with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
Russell 2000 3-year with -10% Buffer	6.00%	100%	N/A	N/A	0.00%	90%
Russell 2000 3-year with -15% Buffer	6.00%	100%	N/A	N/A	0.00%	85%
Russell 2000 3-year with -20% Buffer	6.00%	100%	N/A	N/A	0.00%	80%
Russell 2000 6-year with -10% Buffer	8.00%	100%	N/A	N/A	0.00%	90%

RiverSource Structured Solutions 2 annuity — Prospectus 81

Russell 2000 6-year with -15% Buffer	8.00%	100%	N/A	N/A	0.00%	85%
Russell 2000 6-year with -25% Buffer	8.00%	100%	N/A	N/A	0.00%	75%
S&P 500 1-year with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
S&P 500 1-year with -15% Buffer	2.00%	100%	N/A	N/A	0.00%	85%
S&P 500 1-year with -20% Buffer	2.00%	100%	N/A	N/A	0.00%	80%
S&P 500 1-year with -25% Buffer	2.00%	100%	N/A	N/A	0.00%	75%
S&P 500 1-year with -100% Buffer	2.00%	100%	N/A	N/A	0.00%	0%
S&P 500 3-year with -10% Buffer	6.00%	100%	N/A	N/A	0.00%	90%
S&P 500 3-year with -15% Buffer	6.00%	100%	N/A	N/A	0.00%	85%
S&P 500 3-year with -20% Buffer	6.00%	100%	N/A	N/A	0.00%	80%
S&P 500 6-year with -10% Buffer	8.00%	100%	N/A	N/A	0.00%	90%
S&P 500 6-year with -15% Buffer	8.00%	100%	N/A	N/A	0.00%	85%
S&P 500 6-year with -25% Buffer	8.00%	100%	N/A	N/A	0.00%	75%
Dual Directional Indexed Accounts
S&P 500 1-year Dual Directional with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
S&P 500 1-year Dual Directional with -15% Buffer	2.00%	100%	N/A	N/A	0.00%	85%
S&P 500 1-year Dual Directional with -20% Buffer	2.00%	100%	N/A	N/A	0.00%	80%
S&P 500 3-year Dual Directional with -10% Buffer	6.00%	100%	N/A	N/A	0.00%	90%
S&P 500 3-year Dual Directional with -15% Buffer	6.00%	100%	N/A	N/A	0.00%	85%
S&P 500 3-year Dual Directional with -20% Buffer	6.00%	100%	N/A	N/A	0.00%	80%
S&P 500 3-year Dual Directional with -25% Buffer	6.00%	100%	N/A	N/A	0.00%	75%
S&P 500 6-year Dual Directional with -10% Buffer	8.00%	100%	N/A	N/A	0.00%	90%
S&P 500 6-year Dual Directional with -15% Buffer	8.00%	100%	N/A	N/A	0.00%	85%
S&P 500 6-year Dual Directional with -25% Buffer	8.00%	100%	N/A	N/A	0.00%	75%
S&P 500/Russell 2000 (Lesser of) 1-year Dual Directional with -10% Buffer	2.00%	100%	N/A	N/A	0.00%	90%
S&P 500/Russell 2000 (Lesser of) 1-year Dual Directional with -15% Buffer	2.00%	100%	N/A	N/A	0.00%	85%
S&P 500/Russell 2000 (Lesser of) 1-year Dual Directional with -20% Buffer	2.00%	100%	N/A	N/A	0.00%	80%
S&P 500/Russell 2000 (Lesser of) 3-year Dual Directional with -10% Buffer	6.00%	100%	N/A	N/A	0.00%	90%

82 RiverSource Structured Solutions 2 annuity — Prospectus

S&P 500/Russell 2000 (Lesser of) 3-year Dual Directional with -15% Buffer	6.00%	100%	N/A	N/A	0.00%	85%
S&P 500/Russell 2000 (Lesser of) 3-year Dual Directional with -20% Buffer	6.00%	100%	N/A	N/A	0.00%	80%
S&P 500/Russell 2000 (Lesser of) 3-year Dual Directional with -25% Buffer	6.00%	100%	N/A	N/A	0.00%	75%
S&P 500/Russell 2000 (Lesser of) 6-year Dual Directional with -10% Buffer	8.00%	100%	N/A	N/A	0.00%	90%
S&P 500/Russell 2000 (Lesser of) 6-year Dual Directional with -15% Buffer	8.00%	100%	N/A	N/A	0.00%	85%
S&P 500/Russell 2000 (Lesser of) 6-year Dual Directional with -25% Buffer	8.00%	100%	N/A	N/A	0.00%	75%
Annual Lock Indexed Accounts
S&P 500 3-year Annual Lock with -10% Buffer	2.00%	N/A	N/A	N/A	N/A	90%
S&P 500 6-year Annual Lock with -10% Buffer	2.00%	N/A	N/A	N/A	N/A	90%
Contingent Return Indexed Accounts
S&P 500 1-year Contingent Return with -10% Buffer	N/A	N/A	1.00%	N/A	0.00%	90%
S&P 500 1-year Contingent Return with -15% Buffer	N/A	N/A	1.00%	N/A	0.00%	85%
S&P 500 1-year Contingent Return with -20% Buffer	N/A	N/A	1.00%	N/A	0.00%	80%
S&P 500 2-year Contingent Return with -10% Buffer	N/A	N/A	2.00%	N/A	0.00%	90%
S&P 500 2-year Contingent Return with -15% Buffer	N/A	N/A	2.00%	N/A	0.00%	85%
S&P 500 2-year Contingent Return with -20% Buffer	N/A	N/A	2.00%	N/A	0.00%	80%
S&P 500 3-year Contingent Return with -10% Buffer	N/A	N/A	3.00%	N/A	0.00%	90%
S&P 500 3-year Contingent Return with -15% Buffer	N/A	N/A	3.00%	N/A	0.00%	85%
S&P 500 3-year Contingent Return with -20% Buffer	N/A	N/A	3.00%	N/A	0.00%	80%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Return with -10% Buffer	N/A	N/A	1.00%	N/A	0.00%	90%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Return with -15% Buffer	N/A	N/A	1.00%	N/A	0.00%	85%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Return with -20% Buffer	N/A	N/A	1.00%	N/A	0.00%	80%
S&P 500/Russell 2000 (Lesser of) 2-year Contingent Return with -10% Buffer	N/A	N/A	2.00%	N/A	0.00%	90%
S&P 500/Russell 2000 (Lesser of) 2-year Contingent Return with -15% Buffer	N/A	N/A	2.00%	N/A	0.00%	85%
S&P 500/Russell 2000 (Lesser of) 2-year Contingent Return with -20% Buffer	N/A	N/A	2.00%	N/A	0.00%	80%

RiverSource Structured Solutions 2 annuity — Prospectus 83

S&P 500/Russell 2000 (Lesser of) 3-year Contingent Return with -10% Buffer	N/A	N/A	3.00%	N/A	0.00%	90%
S&P 500/Russell 2000 (Lesser of) 3-year Contingent Return with -15% Buffer	N/A	N/A	3.00%	N/A	0.00%	85%
S&P 500/Russell 2000 (Lesser of) 3-year Contingent Return with -20% Buffer	N/A	N/A	3.00%	N/A	0.00%	80%
S&P 500 1-year Contingent Return with -30% Trigger	N/A	N/A	1.00%	N/A	N/A	100%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Return with -30% Trigger	N/A	N/A	1.00%	N/A	N/A	100%
Income Choice Indexed Accounts
S&P 500 1-year Income Choice with -10% Buffer	N/A	N/A	N/A	1.00%	N/A	90%
S&P 500 1-year Income Choice with -15% Buffer	N/A	N/A	N/A	1.00%	N/A	85%
S&P 500 1-year Income Choice with -20% Buffer	N/A	N/A	N/A	1.00%	N/A	80%
S&P 500 1-year Income Choice with -25% Buffer	N/A	N/A	N/A	1.00%	N/A	75%
S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -10% Buffer	N/A	N/A	N/A	1.00%	N/A	90%
S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -15% Buffer	N/A	N/A	N/A	1.00%	N/A	85%
S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -20% Buffer	N/A	N/A	N/A	1.00%	N/A	80%
S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -25% Buffer	N/A	N/A	N/A	1.00%	N/A	75%
Annual Fee Indexed Accounts
Nasdaq 100 6-year with Annual Fee and -10% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Nasdaq 100 6-year with Annual Fee and -15% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Nasdaq 100 6-year with Annual Fee and -25% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 6-year with Annual Fee and -10% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 6-year with Annual Fee and -15% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 6-year with Annual Fee and -25% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
S&P 500 6-year with Annual Fee and -10% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
S&P 500 6-year with Annual Fee and -15% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
S&P 500 6-year with Annual Fee and -25% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Annual Fee Plus Indexed Accounts
Nasdaq 100 3-year with Annual Fee Plus and -15% Buffer	6.00%	100%	N/A	N/A	5.00%	100%
Nasdaq 100 6-year with Annual Fee Plus and -10% Buffer	8.00%	100%	N/A	N/A	5.00%	100%

84 RiverSource Structured Solutions 2 annuity — Prospectus

Nasdaq 100 6-year with Annual Fee Plus and -15% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Nasdaq 100 6-year with Annual Fee Plus and -25% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 3-year with Annual Fee Plus and -15% Buffer	6.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 6-year with Annual Fee Plus and -10% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 6-year with Annual Fee Plus and -15% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
Russell 2000 6-year with Annual Fee Plus and -25% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
S&P 500 1-year with Annual Fee Plus and -10% Buffer	2.00%	100%	N/A	N/A	5.00%	95%
S&P 500 3-year with Annual Fee Plus and -15% Buffer	6.00%	100%	N/A	N/A	5.00%	100%
S&P 500 6-year with Annual Fee Plus and -10% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
S&P 500 6-year with Annual Fee Plus and -15% Buffer	8.00%	100%	N/A	N/A	5.00%	100%
S&P 500 6-year with Annual Fee Plus and -25% Buffer	8.00%	100%	N/A	N/A	5.00%	100%

*If the index loses 100% of its value during the term.

* Each of the Indexes is a “price return index,” not a “total return” Index, and therefore does not reflect dividends paid on the securities composing Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. There is no guarantee a Trigger protection option will always be available. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

The following is a list of fixed option(s) currently available under the Contract. See “Investment Options – Interim Account” for more information.

Name	Minimum Guaranteed Interest Rate
Interim Account	1%

RiverSource Structured Solutions 2 annuity — Prospectus 85

Appendix B: State Variations

The following information is a summary of the states where RiverSource Structured Solutions 2 annuity contracts or certain features and/or benefits vary from the Contract’s features and benefits as previously described in this prospectus. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by a state. The state in which your Contract is issued governs whether certain options are available or will vary under Your Contract. Any state variations will be included in Your Contract or endorsements attached to Your Contract.

State	Feature or Benefit	Variations or Availability

Arizona	Purchase – Right to Examine and Cancel	If You are 65 years of age or older on the Contract date or Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 30 days from the date You received it.

Connecticut	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.

Delaware	Purchase – Right to Examine and Cancel

If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

If Your Contract is a replacement of another insurance or annuity contract, upon cancellation We will refund all purchase payments which You have paid less any payments We have made to You.

District of Columbia	Purchase – Right to Examine and Cancel

If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.

If You cancel a non-IRA contract, upon such cancellation We will refund all purchase payments which You have paid less any payments We have made to You.

Florida	Purchase – Right to Examine and Cancel

You may return the Contract within 21 days from the date You received it. If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 21 days from the date You received it.

	Surrender Charge	If the Owner on the Contract Date is age 65 or older on that date, the Surrender Charge applied to a full surrender or to any partial surrender is subject to a maximum of 10% of the amount surrendered.

Georgia	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.

Idaho	Purchase – Right to Examine and Cancel	You may return the Contract within 20 days from the date You received it. If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

Illinois	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

86 RiverSource Structured Solutions 2 annuity — Prospectus

State	Feature or Benefit	Variations or Availability

Indiana	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

Kansas	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

Massachusetts	All contracts are issued on a unisex basis	All contracts are issued on a unisex basis.
	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
	Nursing Home Waiver	The nursing home waiver is not available in the state of Massachusetts.
	Terminal Illness Waiver	The reference the “Terminal Illness Waiver” provision is replaced with the reference to “Waiver of surrender charges in the event of total and permanent disability”.

Maryland	Purchase – Right to Examine and Cancel

If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 30 days from the date You received it.

If You cancel a non-IRA contract, upon such cancellation We will refund all purchase payments which You have paid less any payments We have made to You.

Michigan	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.

Montana	Interest on death claims provision	Payment of the death benefit will be made within 60 Days from the date We receive due proof of death. If the payment is delayed more than 30 Days from the date We receive due proof of death, interest will be paid from the 30th Day to the date of the payment at a rate of interest not less than the rate required by Montana law.

Nebraska	Purchase – Right to Examine and Cancel	If Your Contract is a non-IRA contract and is not a replacement of another insurance or annuity contract, upon cancellation We will refund all purchase payments which You have paid less any payments We have made to You.
	Interest on death claims provision	Payment of the death benefit will be made within 30 Days from the date We receive due proof of death. If the payment is delayed more than 30 Days from the date We receive due proof of death, interest will be paid from the 30th Day to the date of the payment at a rate of interest not less than the rate required by Nebraska law.

RiverSource Structured Solutions 2 annuity — Prospectus 87

State	Feature or Benefit	Variations or Availability

New Jersey	Terminal Illness Diagnosis

The first sentence in the second paragraph in the “Contract Fees, Charges and Value Adjustments - Contingent events” section is replaced with the following:

Surrenders You make if You are diagnosed with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis.

North Dakota	Purchase – Right to Examine and Cancel	You may return the Contract within 20 days from the date You received it. If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
	Interest on death claims provision	Interest will be paid on the death benefit from the date of death until the date of the lump sum payment or election of an Annuity Payment plan at a rate of interest not less than that required by law.

Oklahoma	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

Pennsylvania	Purchase – Right to Examine and Cancel	If You cancel this contract, upon cancellation We will refund the greater of all purchase payments which You have paid less any payments We have made or the contract value as of the business day We receive the contract. If this contract is intended to replace an existing contract, Your right to examine this contract is 20 Days. If the existing contract was issued by Us, Your right to examine this contract is extended to 45 Days.

Rhode Island	Purchase – Right to Examine and Cancel	You may return the Contract within 20 days from the date You received it. If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 30 days from the date You received it.
	Interest on death claims provision	Interest will be paid on the death benefit from the date of death until the date of the lump sum payment or election of an Annuity Payment plan at a rate of interest not less than that required by law.

Tennessee	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

88 RiverSource Structured Solutions 2 annuity — Prospectus

State	Feature or Benefit	Variations or Availability

Texas	Purchase – Right to Examine and Cancel	You may return the Contract within 20 days from the date You received it. If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 30 days from the date You received it.
Terminal Illness Diagnosis provision

The first sentence in the second bullet in the “Contingent Event” section is replaced with the following:

Surrenders You make if You are diagnosed on or after the Contract Date with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis.

Utah	Contract Fees, Charges and Value Adjustments – Optional Death Benefit Charges: - Return of Purchase Payment (ROPP) Rider Benefit Charges - MAV Death Benefit Rider Charges	We pro-rate this charge among the Indexed Accounts, but not the Interim Account, in the same proportion Your interest in each account bears to Your total Contract Va+++lue in the Indexed Accounts on Your Contract Anniversary.

Washington	Purchase – Right to Examine and Cancel

If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

If You cancel a non-IRA contract, upon such cancellation We will refund all purchase payments which You have paid less any payments We have made to You.

Terminal Illness Diagnosis

The first sentence in the second bullet in the “Contingent Event” section is replaced with the following:

Surrenders You make if You are diagnosed in the second or later Contract Years with a medical condition that with reasonable medical certainty will result in death within 24 months or less from the date of the diagnosis.

Wyoming	Interest on death claims provision	Payment of the death benefit will be made within 45 Days from the date We receive due proof of death. Interest will be paid on the death benefit from the date of death until the date of the lump sum payment or election of an Annuity Payment plan at a rate of interest not less than that required by law.

RiverSource Structured Solutions 2 annuity — Prospectus 89

Appendix C: Examples — Investment Base Adjustment and Segment Value Change due to Partial Surrender

The following examples illustrate how the Investment Base and Segment Value are impacted by partial surrenders. Two examples are shown: one where the Segment has a loss at the time of the partial surrenders and another where the Segment has a gain at the time of the partial surrenders.

For each Segment, the Segment Value is reduced by the dollar amount of the partial surrender and the Investment Base will be reduced proportionally based on the percentage of Segment Value that is withdrawn. If at the time of the partial surrender the Segment Value is less than the Investment Base, the Investment Base will be reduced by an amount greater than the dollar amount of the partial surrender. If at the time of surrender the Segment Value is greater than the Investment Base, the Investment Base will be reduced by an amount less than the dollar amount of the partial surrender. The reduced Investment Base will impact all future daily Segment Values including the Segment Value on the Segment Maturity Date.

The examples assume You allocate to a Standard Indexed Account, but the basic calculations are the same for all Indexed Account types.

All partial surrenders are assumed to include any applicable Surrender Charges and market value adjustments.

Segment with Loss at time of Partial Surrenders

1. Investment Base prior to the Surrender	$100,000.00

2. Proxy Value	80.00%

3. Segment Value prior to the Surrender ($100,000 × 80%)	$80,000.00

4. Amount of Partial Surrender	$20,000.00

5. The Investment Base is reduced by 25%, the same proportion as the Segment Value that is withdrawn ($20,000/$80,000 × $100,000)	$25,000.00

6. Investment Base after the Surrender ($100,000 – $25,000)	$75,000.00

7. The Segment Value after the Surrender equals the new Investment Base multiplied by the Proxy Value ($75,000 × 80%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($80,000 – $20,000).	$60,000.00

Assume a second partial surrender is taken before the Segment Maturity Date:

8. Investment Base prior to the Surrender	$75,000.00

9. Proxy Value	70.00%

10. Segment Value prior to the Surrender ($75,000 × 70%)	$52,500.00

11. Amount of Partial Surrender	$5,250.00

12. The Investment Base is reduced by 10%, the same proportion as the Segment Value that is withdrawn ($5,250/$52,500 × $75,000)	$7,500.00

13. Investment Base after the Surrender ($75,000 – $7,500)	$67,500.00

14. The Segment Value after the Surrender equals the new Investment Base multiplied by the Proxy Value ($67,500 × 70%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($52,500 – $5,250).	$47,250.00

Assuming no additional surrenders are taken:

•	On all future dates prior to the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by the proxy value that is calculated on that date.
•	On the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by (1 + Segment rate of return).

90 RiverSource Structured Solutions 2 annuity — Prospectus

15. Segment Rate of Return at Maturity	0.00%

16. The Segment Value at Maturity equals the new Investment Base multiplied by (1 + Segment Rate of Return) ($67,500 × (1 + 0%))	$67,500.00

Segment with Gain at time of Partial Surrender

1. Investment Base prior to the Surrender	$100,000.00

2. the Proxy Value	105.00%

3. Segment Value prior to the Surrender ($100,000 × 105%)	$105,000.00

4. Amount of Partial Surrender	$10,500.00

5. The Investment Base is reduced by 10%, the same proportion as the Segment Value that is withdrawn ($10,500/$105,000 × $100,000)	$10,000.00

6. Investment Base after the Surrender ($100,000 – $10,000)	$90,000.00

7. The Segment Value after the Surrender equals the new Investment Base multiplied by the Proxy Value ($90,000 × 105%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($105,000 – $10,500).	$94,500.00

Assume a second partial surrender is taken before the Segment Maturity Date:

8. Investment Base prior to the Surrender	$90,000.00

9. the Proxy Value	110.00%

10. Segment Value prior to the Surrender ($90,000 × 110%)	$99,000.00

11. Amount of Partial Surrender	$19,800.00

12. The Investment Base is reduced by 20%, the same proportion as the Segment Value that is withdrawn ($19,800/$99,000 × $90,000)	$18,000.00

13. Investment Base after the Surrender ($90,000 – $18,000)	$72,000.00

14. The Segment Value after the Surrender equals the new Investment Base multiplied by the lesser of the Proxy Value ($72,000 × 110%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($99,000 – $19,800).	$79,200.00

Assuming no additional surrenders are taken:

•	On all future dates prior to the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by the proxy value that is calculated on that date.

•	On the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by (1 + Segment rate of return).

15. Segment Rate of Return at Maturity	0.00%

16. The Segment Value at Maturity equals the new Investment Base multiplied by (1 + Segment Rate of Return) ($72,000 × (1 + 0%))	$72,000.00

RiverSource Structured Solutions 2 annuity — Prospectus 91

Appendix D: Example – Surrender Charges

The amount that represents the purchase payment surrendered is calculated using a prorated formula based on the percentage of Your Contract Value being surrendered. As a result, the amount that represents the purchase payment surrendered may be greater than Your Contract Value surrendered. We determine the amount that represents the purchase payment surrendered (PPS), the purchase payment not subject to a Surrender Charge (PPF), and the purchase payment which could be subject to a Surrender Charge (PPSC) by the following formula:

PPS = PPSC + PPF

PPSC = (PS – FA) / (CV – FA) × (PP – PPF), but not less than zero PPF = FA - “Contract earnings”, but not less than zero

PP = the purchase payment not previously surrendered (purchase payment – PPS) PS = Amount the Contract Value is reduced by the surrender

FA = the “Total Free Amount”

CV = Contract Value prior to the surrender

When determining the Surrender Charge, Contract earnings are defined as the Contract Value, less the purchase payment not previously surrendered.

The examples below show how the Surrender Charge for a full and partial surrender is calculated. Each example illustrates the amount of the Surrender Charge for both a Contract that experiences gains and a Contract that experiences losses, given the same set of assumptions.

Full Surrender Charge calculation

This is an example of how We calculate the Surrender Charge on a Contract with the following history:

Assumptions:

•	We receive a $100,000 purchase payment;

•	During the third Contract Year You surrender the Contract for its total value. The Surrender Charge percentage in the third Contract year is 8.00%; and

•	You have made no prior surrenders.

We will look at two situations, one where the Contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
We calculate the Surrender Charge as follows	Contract Value just prior to surrender: $120,000.00
	$ 80,000.00 Contract Value on prior anniversary:	$114,000.00	$84,000.00
Step 1.	First, We determine the amount of earnings available in the Contract at the time of surrender as:
	Contract Value just prior to surrender (CV):	$120,000.00	$80,000.00
	Less the purchase payment received and not previously surrendered (PP):	$100,000.00	$100,000.00

	Earnings in the Contract (but not less than zero):	$20,000.00	$0.00
Step 2.	Next, We determine the Total Free Amount (FA) available in the Contract as the greatest of the following values:
	Earnings in the Contract:	$20,000.00	$0.00
	10% of the prior anniversary’s Contract Value:	$11,400.00	$8,400.00

	FA (but not less than zero):	$20,000.00	$8,400.00
Step 3.	Next We determine PPF, the amount by which the Total Free Amount (FA) exceeds earnings.
	Total free amount (FA):	$20,000.00	$8,400.00
	Less earnings in the Contract:	$20,000.00	$0.00

	PPF (but not less than zero):	$0.00	$8,400.00
Step 4.	Next We determine PS, the amount by which the Contract Value is reduced by the surrender.
	PS:	$120,000.00	$80,000.00
Step 5.	Now We can determine how much of the PP is being surrendered (PPS) as follows:

92 RiverSource Structured Solutions 2 annuity — Prospectus

		Contract with Gain		Contract with Loss
PPS = PPF + PPSC = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

	PPF from Step 3 =		$0.00		$8,400.00 PS

	from Step 4 =		$120,000.00		$80,000.00 CV

	from Step 1 =		$120,000.00		$80,000.00 FA

	from Step 2 =		$20,000.00		$8,400.00 PP

	from Step 1 =		$100,000.00		$100,000.00

	PPS =		$100,000.00		$100,000.00

Step 6.	We then calculate the Surrender Charge as a percentage of PPS. Note that for a Contract with a loss, PPS may be greater than the amount You request to surrender:

	PPS:		$100,000.00		$100,000.00

	less PPF:		$0.00		$8,400.00

	PPSC = amount of PPS subject to a Surrender Charge:		$100,000.00		$91,600.00

	multiplied by the Surrender Charge rate:		X8.0%		X8.0%

	Surrender Charge:		$8,000.00		$7,328.00

Step 7.	The dollar amount You will receive as a result of Your full surrender is determined as:

	Contract Value surrendered:		$120,000.00		$80,000.00
	MVA amount due to the surrender:	+$	3,000	+$	3,000

	Surrender Charge:		($8,000.00)		($7,328.00)

	Net full surrender proceeds:		$115,000.00		$75,672.00

Partial Surrender Charge calculation:

This is an example of how We calculate the Surrender Charge on a Contract with the following history:

Assumptions:

•	We receive a single $100,000 purchase payment;

•	During the third Contract Year You request a net partial surrender of $30,000.00. The Surrender Charge percentage in the third Contract Year is 8.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the Contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss
Contract Value just prior to partial surrender:	$120,000.00	$ 80,000.00
Contract Value on prior anniversary:	$114,000.00	$ 84,000.00

Iterative Process: We determine the amount of Contract Value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of Contract Value to surrender (i.e. amount You request) and calculate the resulting Surrender Charge, Market Value Adjustment and net partial surrender proceeds as illustrated below. We then adjust our estimate (i.e. next estimate is equal to the previous estimate plus the difference between the requested amount and the net partial surrender that was calculated). We then repeat this process until We determine the amount of Contract Value to surrender that generates the desired net partial surrender proceeds.

We calculate the Surrender Charge for each estimate as follows:

Step 1. First, We determine the amount of earnings available in the Contract at the time of surrender as:

Contract Value just prior to partial surrender (CV):	$120,000.00	$80,000.00
Less purchase payment received and not previously surrendered (PP):	$100,000.00	$100,000.00

Earnings in the Contract (but not less than zero):	$20,000.00	$0.00

RiverSource Structured Solutions 2 annuity — Prospectus 93

Step 2. Next, We determine the Total Free Amount (FA) available in the Contract as the greatest of the following values:

		Contract with Gain	Contract with Loss
	Earnings in the Contract:	$20,000.00	$0.00
	10% of the prior anniversary’s Contract Value:	$11,400.00	$8,400.00

	FA (but not less than zero):	$20,000.00	$8,400.00
Step 3.	Next We determine PPF, the amount by which the total free amount (FA) exceeds earnings
	Total Free amount (FA):	$20,000.00	$8,400.00
	Less earnings in the Contract:	$20,000.00	$0.00

	PPF (but not less than zero):	$0.00	$8,400.00
Step 4.	Next We determine PS, the amount by which the Contract Value is reduced by the surrender
	PS (determined by iterative process described above):	$32,272.73	$33,976.76
Step 5.	Now We can determine how much of the PP is being surrendered (PPS) as follows:
	PPS = PPF + PPSC = PPF + (PS – FA) / (CV – FA) * (PP – PPF)
	PPF from Step 3 =	$0.00	$8,400.00
	PS from Step 4 =	$32,272.73	$33,976.76
	CV from Step 1 =	$120,000.00	$80,000.00
	FA from Step 2 =	$20,000.00	$8,400.00
	PP from Step 1 =	$100,000.00	$100,000.00

	PPS =	$12,272.73	$41,121.10
Step 6.	We then calculate the Surrender Charge as a percentage of PPS. Note that for a Contract with a loss, PPS may be greater than the amount You request to surrender:
	PPS:	$12,272.73	$41,121.10
	less PPF:	$0.00	$8,400.00

	PPSC = amount of PPS subject to a Surrender Charge:	$12,272.73	$32,721.10
	multiplied by the Surrender Charge rate:	X8.0%	X8.0%

	Surrender Charge:	$981.82	$2,617.69
Step 7.	The dollar amount You will receive as a result of Your partial surrender is determined as:
	Contract Value surrendered:	$32,272.73	$33,976.76
	MVA amount due to the surrender:	($1,290.91)	($1,359.07)
	Surrender Charge:	($981.82)	($2,617.69)

	Net partial surrender proceeds:	$30,000.00	$30,000.00

94 RiverSource Structured Solutions 2 annuity — Prospectus

Appendix E: Example — Optional Death Benefits

The purpose of this appendix is to illustrate the operation of ROPP and MAV optional death benefits.

In order to demonstrate these optional death benefits, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including the fees and charges that apply to your contract.

The examples of the optional death benefits include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional death benefits operate, and do not take into account whether a particular optional death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.

EXAMPLE – ROPP DEATH BENEFIT

Assumptions:

•	You purchase the contract with a purchase payment of $100,000; and
•	During the second contract year the contract value falls to $85,000 and you take a $5,000 partial surrender leaving a contract value of $80,000.

We calculate the ROPP Death Benefit as follows:
Contract value at death (after partial year rider fee) :		$79,700.00

Purchase payments minus adjusted partial surrenders:
Total purchase payments:		$100,000.00
minus adjusted partial surrenders, calculated as:
$5,000 × $100,000 =	–$	5,882.35

$85,000
for a ROPP death benefit of:		$94,117.65

The full surrender value at death:		$73,500.00

The Death Benefit is the greater of Contract Value, full surrender value, and ROPP:		$94,117.65

EXAMPLE — MAV DEATH BENEFIT

Assumptions:

•	You purchase the contract with a purchase payment of $100,000; and

•	On the first contract anniversary the contract value grows to $110,000.

•	During the second contract year the contract value falls to $85,000 and you take a $5,000 partial surrender, leaving a contract value of $80,000.

We calculate the MAV death benefit, which is based on the greater of four values, as follows:
1. Contract value at death (after partial year rider fee):		$79,835.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:		$100,000.00
minus adjusted partial surrenders, calculated as:
$5,000 × $100,000 =	–$	5,882.35

$85,000
for a ROPP death benefit of:		$94,117.65

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:		$110,000.00

minus adjusted partial surrenders, calculated as:
$5,000 × $110,000 =	–$	6,470.59

$85,000
for a MAV death benefit of:		$103,529.41

4. Surrender Value at death:		$78,000.00

The MAV Death Benefit, calculated as the greatest of these four values, which is the MAV:		$103,529.41

RiverSource Structured Solutions 2 annuity — Prospectus 95

Appendix F: Index Disclosures

S&P 500 Index

The S&P 500 Index is product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by RiverSource Life Insurance Company (“RiverSource Life”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life. It is not possible to invest directly in an index. RiverSource Life’s indexed products

(the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or the Products particularly or the ability of the Indexes to track general market per formance. Past per formance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life or the Products. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life or the owners of the Products into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indexes will accurately track index per formance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RUSSELL 2000® Index

This annuity product (the “Product”) has been developed solely by RiverSource Life Insurance Company. The Product is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Product. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by RiverSource Life Insurance Company.

NASDAQ-100 Index

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market per formance. The Corporations’ only relationship to RiverSource Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs

96 RiverSource Structured Solutions 2 annuity — Prospectus

of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI EAFE & Emerging Markets Indexes

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY RIVERSOURCE LIFE INSURANCE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

iShares® U.S. Real Estate ETF

The iShares U.S. Real Estate ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to RiverSource Life Insurance Company (“RiverSource Life”) for certain purposes. RiverSource Life’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares U.S. Real Estate ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by RiverSource Life or any member of the public regarding the advisability of purchasing any product or service offered by RiverSource Life. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares U.S. Real Estate ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by RiverSource Life.

RiverSource Structured Solutions 2 annuity — Prospectus 97

Bloomberg US Agg Credit Index

“Bloomberg®” and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).

The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

98 RiverSource Structured Solutions 2 annuity — Prospectus

The Statement of Additional Information (“SAI”), dated [   ], contains additional information about the Contract and RiverSource Life. The SAI is incorporated by reference into this prospectus and is available, without charge, upon request. To obtain a free copy of the SAI, to request other information about the Contract, and to make inquiries about Your Contract, contact us at our Service Center at 1-800-862-7919, or write to us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Reports and other information about RiverSource Life are available on the SEC’s website at http://www.sec.gov. You can obtain copies of these materials, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract identifier: C[   ]

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RiverSource Life Insurance Company

70100 Ameriprise Financial Center
Minneapolis, MN 55474 1-800-862-7919

PRO9119_12_B01_(12/24)

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.

©2008-2024 RiverSource Life Insurance

Company. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® STRUCTURED SOLUTIONS 2 ANNUITY

Single Purchase Payment Deferred Index-Linked Annuity Contract

Issued by RIVERSOURCE LIFE INSURANCE COMPANY

RiverSource Structured Solutions 2 annuity (the “Contract”) is a single purchase payment deferred index-linked annuity contract offered by RiverSource Life Insurance Company (“RiverSource Life”).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus for the Contract (the “Prospectus”) dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-862-7919

SAI_________________

2

Company

We are RiverSource Life insurance Company (the “Company”, “we”, “our” and “us”). We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc. We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.

3

Services

[To be updated by amendment]

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the Prospectus.

We also have entered into agreements with the following affiliated entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with third party service providers at any time.

Affiliated entities that provide significant services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for remuneration.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration

4

Contract Adjustment

Segment Value Calculation for Indexed Account(s)

The value in an Indexed Account will be the sum of the value in each Segment for that Indexed Account. A Segment is created each time an amount is allocated to an Indexed Account. Each Segment starts on the Contract Date or on a Contract Anniversary. There is not a minimum amount needed to start a Segment.

On the Segment start date the Investment Base and the Segment Value are both equal to the amount allocated to the Segment.

After the Segment start date and before the Segment Maturity Date, we will calculate the value of each Segment using the Segment Value calculation. The result of this calculation is the Segment Value during the Segment, and is therefore the amount available for full and partial surrenders (including RMDs and the Total Free Amount), death benefits, and amounts applied to an annuity payment plan, as well as for the elective and automatic lock features. The Segment Value calculation is not used to determine the Income Choice monthly income.

The Segment Value is determined solely by us and will generally change daily. The calculation of the Segment Value before the Segment Maturity Date is designed to represent the value of a hypothetical portfolio of instruments that provides the Segment Value on the Segment Maturity Date. We are not required to hold actual investments corresponding to this hypothetical portfolio. The hypothetical portfolio of instruments is incorporated into the Segment Value through the use of the proxy value. The proxy value is a factor that represents the current value of the hypothetical portfolio on a per dollar basis. The proxy value increases or decreases daily depending on the value of the hypothetical portfolio. Your Investment Base is multiplied by the proxy value for the hypothetical portfolio to determine your Segment Value during the Segment term, as outlined below.

The proxy value is impacted by multiple economic and external factors including Index returns, implied volatility, dividend rates, interest rates, annual fees, and transaction costs. This means the Segment Value before the Segment Maturity Date is not based solely on Index returns and therefore may be lower than the Investment Base, even if the corresponding Index has positive returns since the Segment start date. We reserve the right to recalculate the Segment Value on any day in the event We determine there is a data error within the external factors.

The Segment Value is negatively impacted the day after the Segment start date to reflect the transaction costs we may incur to purchase or sell the hypothetical portfolio. These transaction costs are included in the proxy value and will generally decrease over the duration of the Segment. Our proxy value may be higher or lower than the value obtained by using other methodologies.

The proxy value is a factor determined solely by us daily and is equal to (1) plus (2) minus (3) where:

(1)	is the hypothetical value of a set of derivatives which reflects the features of the crediting method and is valued using an option pricing formula including transaction costs, and

(2)	is the hypothetical value of the fixed assets which, when combined with the MVA, replicates the value of the fixed assets supporting the Segment, and

(3)	is the present value of the Annual Fee(s) (if applicable), which is the discounted value of the “total fee” that will reduce the Segment rate of return on the Segment Maturity Date.

The “total fee” equals the Annual Fee multiplied by the number of years in the Segment.

Segment Value Calculation Examples

The hypothetical examples below show the calculation of Segment Values after the Segment start date and before the Segment Maturity Date. The examples are calculated across different hypothetical Index return and interest rate scenarios. In addition to the Segment Value, a hypothetical investment with Index returns is shown for comparison purposes.

Examples 1, 6, and 7 use the Point-to-Point with a Buffer Crediting Method.

Example 2 uses the Contingent Return Point-to-Point with a Buffer Crediting Method.

Example 3 uses the Contingent Return Point-to-Point with a Trigger Crediting Method.

5

Example 4 uses the Income Choice Point-to-Point with a Buffer Crediting Method.

Example 5 uses the Dual Directional Point-to-Point with a Buffer Crediting Method.

Example 8 uses the Annual Lock with a Buffer Crediting Method.

You will not receive the full protection of the Buffer or Trigger prior to Segment maturity. The hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. It is also possible that you would see no protection from the Trigger at Segment Maturity if the Index rate of return is negative and the loss exceeds the Trigger (i.e., the Segment will incur the full Index loss). As a Segment moves closer to maturity, the Segment Value would generally reflect a larger portion of the protection. To the extent there is any protection from the Buffer or Trigger during a Segment, it is reflected in the proxy value.

Note all components of the proxy value are stated as a percent for consistency. The examples use hypothetical values and are not necessarily indicative of actual results. Segment returns will vary over the course of a Segment. Segments with longer durations may be more likely to reflect hypothetical index return assumptions.

Assumptions for All Scenarios

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Investment Base	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Duration (months)	12	12	12	12	12	72	72	36

Months Since Segment Start Date	6	6	6	6	6	12	69	3

Buffer or Trigger Percentage	-10%	-10%	-30%	-10%	-10%	-25%	-25%	-10%

Cap, Contingent Return, or Annualized Income Rate	17.5%	10.0%	8.0%	7.0%	14.5%	500%	500%	14.5%

Upside Participation Rate	100%	N/A	N/A	N/A	100%	100%	100%	100%

Annual Fee (if applicable)	N/A	N/A	N/A	N/A	N/A	0.35%	0.35%	N/A

Months Remaining in Segment	6	6	6	6	6	60	3	33

6

A. 10% Index Return and +100bps Interest Rates Scenario, During the Surrender Charge Period

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Hypothetical Value of Derivatives Excluding Transaction Costs	9.16%	8.64%	7.74%	3.09%	8.68%	29.75%	11.72%	12.65%

Less Estimated Transaction Costs	0.10%	0.30%	0.30%	0.10%	0.40%	0.50%	0.05%	0.37%

1. Hypothetical Value of Derivatives	9.06%	8.34%	7.44%	2.99%	8.28%	29.25%	11.67%	12.28%

2. Hypothetical Value of Fixed Assets	98.33%	97.97%	96.88%	97.93%	98.26%	83.51%	99.10%	93.32%

3. Present Value of Annual Fees	0.00%	0.00%	0.00%	0.00%	0.00%	1.56%	2.07%	0.00%

4. Proxy Value = #1 + #2 - #3	107.39%	106.31%	104.32%	100.92%	106.54%	111.20%	108.70%	105.60%

5. Segment Value = Investment Base * #4	$1,073.92	$1,063.07	$1,043.19	$1,009.17	$1,065.44	$1,112.00	$1,087.05	$1,055.98

Hypothetical $1000 Investment With 10% Return[1]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$26.08	-$36.93	-$56.81	-$90.83	-$34.56	$12.00	-$12.95	-$44.02

Projected Segment Value on Segment Maturity Date if no further change to Index Return	$1,100.00	$1,100.00	$1,080.00	$1,000.00	$1,100.00	$1,079.00	$1,079.00	$1,100.00

B. 10% Index Return and -100bps Interest Rates Scenario, During Surrender Charge Period

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Hypothetical Value of Derivatives Excluding Transaction Costs	8.73%	8.56%	7.81%	3.05%	8.39%	23.89%	11.31%	10.80%

Less Estimated Transaction Costs	0.10%	0.30%	0.30%	0.10%	0.40%	0.50%	0.05%	0.37%

7

1. Hypothetical Value of Derivatives	8.63%	8.26%	7.51%	2.95%	7.99%	23.39%	11.26%	10.44%

2. Hypothetical Value of Fixed Assets	98.33%	97.97%	96.88%	97.93%	98.26%	83.51%	99.10%	93.32%

3. Present Value of Annual Fees	0.00%	0.00%	0.00%	0.00%	0.00%	1.72%	2.08%	0.00%

4. Proxy Value = #1 + #2 - #3	106.97%	106.23%	104.39%	100.87%	106.25%	105.18%	108.28%	103.76%

5. Segment Value = Investment Base * #4	$1,069.68	$1,062.31	$1,043.90	$1,008.72	$1,062.47	$1,051.83	$1,082.82	$1,037.56

Hypothetical $1000 Investment With 10% Return[1]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$30.32	-$37.69	-$56.10	-$91.28	-$37.53	-$48.17	-$17.18	-$62.44

Projected Segment Value on Segment Maturity Date if no further change to Index Return	$1,100.00	$1,100.00	$1,080.00	$1,000.00	$1,100.00	$1,079.00	$1,079.00	$1,100.00

C. -10% Index Return and +100bps Interest Rates Scenario, During the Surrender Charge Period

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Hypothetical Value of Derivatives Excluding Transaction Costs	-2.17%	0.83%	6.31%	-0.70%	-1.02%	14.51%	0.77%	3.44%

Less Estimated Transaction Costs	0.10%	0.30%	0.30%	0.10%	0.40%	0.50%	0.05%	0.37%

1. Hypothetical Value of Derivatives	-2.27%	0.53%	6.01%	-0.80%	-1.42%	14.01%	0.72%	3.07%

8

2. Hypothetical Value of Fixed Assets	98.33%	97.97%	96.88%	97.93%	98.26%	83.51%	99.10%	93.32%

3. Present Value of Annual Fees	0.00%	0.00%	0.00%	0.00%	0.00%	1.56%	2.07%	0.00%

4. Proxy Value = #1 + #2 - #3	96.06%	98.50%	102.89%	97.13%	96.84%	95.96%	97.75%	96.39%

5. Segment Value = Investment Base * #4	$960.63	$985.01	$1,028.94	$971.27	$968.37	$959.57	$977.53	$963.92

Hypothetical $1000 Investment With -10% Return[1]	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00

Segment Value Less Hypothetical Investment	$60.63	$85.01	$128.94	$71.27	$68.37	$59.57	$77.53	$63.92

Projected Segment Value on Segment Maturity Date if no further change to Index Return	$1,000.00	$1,100.00	$1,080.00	$1,000.00	$1,100.00	$979.00	$979.00	$1,000.00

D. 10% Index Return and +100bps Interest Rates Scenario, After the Surrender Charge Period

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Hypothetical Value of Derivatives Excluding Transaction Costs	9.16%	8.64%	7.74%	3.09%	8.68%	29.75%	11.72%	12.65%

Less Estimated Transaction Costs	0.10%	0.30%	0.30%	0.10%	0.40%	0.50%	0.05%	0.37%

1. Hypothetical Value of Derivatives	9.06%	8.34%	7.44%	2.99%	8.28%	29.25%	11.67%	12.28%

2. Hypothetical Value of Fixed Assets	97.68%	97.31%	96.23%	97.27%	97.60%	79.28%	97.96%	90.81%

3. Present Value of Annual Fees	0.00%	0.00%	0.00%	0.00%	0.00%	1.56%	2.07%	0.00%

4. Proxy Value = #1 + #2 - #3	106.73%	105.65%	103.67%	100.26%	105.89%	106.97%	107.56%	103.09%

5. Segment Value = Investment Base * #4	$1,067.35	$1,056.52	$1,036.72	$1,002.63	$1,058.88	$1,069.75	$1,075.61	$1,030.91

Hypothetical $1000 Investment With 10% Return[1]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

9

Segment Value Less Hypothetical Investment	-$32.65	-$43.48	-$63.28	-$97.37	-$41.12	-$30.25	-$24.39	-$69.09

Projected Segment Value on Segment Maturity Date if no further change to Index Return	$1,100.00	$1,100.00	$1,080.00	$1,000.00	$1,100.00	$1,079.00	$1,079.00	$1,100.00

E. 10% Index Return and -100bps Interest Rates Scenario, After the Surrender Charge Period

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Hypothetical Value of Derivatives Excluding Transaction Costs	8.73%	8.56%	7.81%	3.05%	8.39%	23.89%	11.31%	10.80%

Less Estimated Transaction Costs	0.10%	0.30%	0.30%	0.10%	0.40%	0.50%	0.05%	0.37%

1. Hypothetical Value of Derivatives	8.63%	8.26%	7.51%	2.95%	7.99%	23.39%	11.26%	10.44%

2. Hypothetical Value of Fixed Assets	99.00%	98.63%	97.54%	98.59%	98.93%	88.00%	100.27%	95.92%

3. Present Value of Annual Fees	0.00%	0.00%	0.00%	0.00%	0.00%	1.72%	2.08%	0.00%

4. Proxy Value = #1 + #2 - #3	107.64%	106.90%	105.05%	101.54%	106.91%	109.68%	109.45%	106.36%

5. Segment Value = Investment Base * #4	$1,076.35	$1,068.97	$1,050.48	$1,015.37	$1,069.15	$1,096.76	$1,094.50	$1,063.56

Hypothetical $1000 Investment With 10% Return[1]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$23.65	-$31.03	-$49.52	-$84.63	-$30.85	-$3.24	-$5.50	-$36.44

Projected Segment Value on Segment Maturity Date if no further change to Index Return	$1,100.00	$1,100.00	$1,080.00	$1,000.00	$1,100.00	$1,079.00	$1,079.00	$1,100.00

10

F. -10% Index Return and +100bps Interest Rates Scenario, After the Surrender Charge Period

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year with a Buffer	1 Year Contingent Return with a Buffer	1 Year Contingent Return with a Trigger	1 Year Income Choice with a Buffer	1 Year Dual Directional with a Buffer	6 Year with Annual Fee and a Buffer	6 Year with Annual Fee and a Buffer	3 Year Annual Lock with a Buffer

Hypothetical Value of Derivatives Excluding Transaction Costs	-2.17%	0.83%	6.31%	-0.70%	-1.02%	14.51%	0.77%	3.44%

Less Estimated Transaction Costs	0.10%	0.30%	0.30%	0.10%	0.40%	0.50%	0.05%	0.37%

1. Hypothetical Value of Derivatives	-2.27%	0.53%	6.01%	-0.80%	-1.42%	14.01%	0.72%	3.07%

2. Hypothetical Value of Fixed Assets	97.68%	97.31%	96.23%	97.27%	97.60%	79.28%	97.96%	90.81%

3. Present Value of Annual Fees	0.00%	0.00%	0.00%	0.00%	0.00%	1.56%	2.07%	0.00%

4. Proxy Value = #1 + #2 - #3	95.41%	97.85%	102.25%	96.47%	96.18%	91.73%	96.61%	93.89%

5. Segment Value = Investment Base * #4	$954.06	$978.46	$1,022.47	$964.73	$961.80	$917.32	$966.09	$938.85

Hypothetical $1000 Investment With -10% Return[1]	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00

Segment Value Less Hypothetical Investment	$54.06	$78.46	$122.47	$64.73	$61.80	$17.32	$66.09	$38.85

Projected Segment Value on Segment Maturity Date if no further change to Index Return	$1,000.00	$1,100.00	$1,080.00	$1,000.00	$1,100.00	$979.00	$979.00	$1,000.00

(1)

Assumes a hypothetical investment with a rate of return that mirrors hypothetical Index returns of 10% and -10%. You cannot invest directly in an Index. This hypothetical investment does not represent any Structured Solutions 2 annuity features such as a Cap, Contingent Return, Upside Participation Rate, Annualized Income Rate, Annual Fee, Buffer or Trigger. Such a hypothetical investment may not be available in the market.

Additional Proxy Value Details

The proxy value for the portfolio of assets is a factor equal to the sum of (1) the Hypothetical Value of Derivatives plus (2) the Hypothetical Value of Fixed Assets less (3) the Present Value of Annual Fees (applicable only for Segments with an Annual Fee). Descriptions of how We determine the Hypothetical Value of Derivatives, Hypothetical Value of Fixed Assets and Present Value of Annual Fees are set forth below.

(1) Hypothetical Value of Derivatives.

At the start of each Segment, a hypothetical portfolio of options is created and tracked which replicates the features of the crediting method. The Hypothetical Value of Derivatives is equal to the estimated cost of exiting this replicating portfolio.

For Segments that do not use the Annual Lock with Buffer crediting method, the following options will be used, each of which will be valued using an option pricing formula:

(A)  At-the-Money Call: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Segment.

(B)  Out-of-the-Money Call: This represents the market value of the potential for gain in excess of the Cap (if applicable).

(C)  At-the-Money Put: This represents the market value of the potential to receive an amount equal to the percentage losses in the Index.

11

(D)  Out-of-the-Money Put: This represents the market value of the potential to receive an amount equal to the excess loss beyond the applicable Buffer or Trigger.

(E)  Out-of-the-Money Binary Put: This represents the market value of the potential to receive a fixed amount whenever losses are beyond the applicable Buffer or Trigger.

For Segments using the Point-to-Point with a Buffer crediting method and have a Cap:

Hypothetical Value of Derivatives = Upside Participation Rate * (A – B) – D.

For Segments using the Point-to-Point with a Buffer crediting method and no declared Cap:

Hypothetical Value of Derivatives = Upside Participation Rate * A – D.

For Segments using the Contingent Return Point-to-Point with a Buffer crediting method:

Hypothetical Value of Derivatives = Present value of Contingent Return(1) – Contingent Return * E – D

For Segments using the Contingent Return Point-to-Point with a Trigger crediting method:

Hypothetical Value of Derivatives = Present value of Contingent Return(1)– (Contingent Return – Trigger) * E – D

For Segments using the Dual Directional Point-to-Point with a Buffer crediting method and have a Cap:

Hypothetical Value of Derivatives = Upside Participation Rate * (A – B) + C – (2 * D) + (Buffer * E).

For Segments using the Dual Directional Point-to-Point with a Buffer crediting method and no declared Cap:

Hypothetical Value of Derivatives = Upside Participation Rate * A + C – (2 * D) + (Buffer * E).

For Segments using the Income Choice Point-to-Point with a Buffer crediting method:

Hypothetical Value of Derivatives = Present Value of Remaining Monthly Income(2) – D.

For Segments with the Annual Lock with a Buffer crediting method, We designate and value a replicating derivative structure which is tied to the compounded performance for each year of the Annual Lock.

The following market inputs will be used:

Implied Volatility: This input will vary by the time to the Segment Maturity Date and moneyness (a measure of the difference between an option’s strike price and the current Index value). Linear interpolation between available market inputs will be used to approximate the volatility for a particular option.

Risk-Free Interest Rate: This input will vary by the time to the Segment Maturity Date. Linear interpolation will be used to approximate the risk-free rate for a particular option.

Index Forward: This input is the cost of delivering the Index at a specified date in the future. This cost is driven by current interest rates and projected dividend rates. It will vary by the time to the Segment Maturity Date. Linear interpolation will be used to approximate the forward used for a particular option.

If these market inputs are not available for a Business Day, the market inputs will be based on the prior Business Day’s values.

Additionally, the Hypothetical Value of Derivatives will be adjusted for the potential transaction costs of exiting derivative positions before the Segment Maturity Date. This adjustment may result in a lower Segment Value and helps protect us from the trading risks that may arise when exiting derivative positions.

(1) The “present value of Contingent Return” is calculated by discounting the Contingent Return from the Segment Maturity Date to the current date at a risk-free interest rate.

(2) The “present value of Remaining Monthly Income” is calculated by discounting each future Monthly Income payment from its corresponding future payment date to the current date at a risk-free interest rate and then adding those discounted values together.

(2) Hypothetical Value of Fixed Assets.

The Hypothetical Value of Fixed Assets which when combined with the market value adjustment replicates the value of the fixed assets supporting the Segment.

The Hypothetical Value of Fixed Assets is calculated as follows:

12

1	*Rate Adjustment
(1 + Initial Value)M

Where:

Initial Value	=	A value calculated so your Segment Value on the Segment start date, prior to any adjustment for transaction costs made to the Hypothetical Value of Derivatives, will be equal to your Investment Base. The Initial Value will not change during the Segment.

M	=	The number of full and partial years remaining in your Segment

Rate Adjustment	=	An estimate of the change in fixed asset values that has occurred since the later of the start of your Segment and the first anniversary on or after the MVA ends.

Prior to the first anniversary on or after the MVA ends, the Rate Adjustment is equal to 1. Otherwise, it is equal to:

(1 + Reference Rate as of the Rate Adjustment Start Date	)	Rate Adjustment Tenor
1 + Reference Rate as of the valuation date

Where:

Rate Adjustment Tenor = Segment Duration*(M/Segment Duration)Rate Adjustment Exponent

Segment Duration = The initial length of the Segment in years

Reference Rate = A rate representing current yields. Currently we are using the Bloomberg US Agg Credit Index – Yield to Worst rate. We may change the external index being used at any time.

Rate Adjustment Start Date = The later of the Segment start date and the first anniversary on or after the MVA ends.

Rate Adjustment Exponent = The current value is 0.5. We may change this value for new Segments between the values of 0.2 and 1.

(3) Present Value of Annual Fees. Applicable only for Segments with an Annual Fee.

It is calculated as follows:

(Annual Fee) x (Segment duration)	Where:
(1 + r)M

Segment Duration	=	The initial length of the Segment in years
r	=	A risk-free interest rate based on the Segment Maturity Date
M	=	The number of full and partial years remaining in your Segment

Market Value Adjustments

A Market Value Adjustment (MVA) is a positive or negative adjustment that may be applied during the MVA Period when a full or partial surrender (including the Total Free Amount and required minimum distributions, but excluding Income Choice monthly income and Contingent Return earnings when using the optional automated transfer program) is taken, when amounts are applied to an Annuity Payment plan, or death benefit is paid. An MVA may increase the death benefit but will not decrease it. If the MVA is positive, it will increase the full surrender value which is one of the components of the death benefit. The MVA applies to surrenders and other such transactions that occur at any time during the MVA Period, including on a Segment

13

Maturity date, except as provided below. The MVA Period matches the surrender charge period you chose. The MVA will either increase or decrease the full or partial surrender amount or the amount applied to Annuity Payments.

An MVA is calculated for each Segment using a formula that takes into account (1) the change in an external index since the contract was issued (the MVA Reference Rate), (2) the dollar amount of the proxy value of the hypothetical fixed assets for the Segment (which is equal to the Investment Base on the Segment Maturity Date), and (3) the time remaining in the MVA Period.

MVA Reference Rate

The MVA reference rate is used to calculate the MVA factor, as described below. The MVA reference rate for any Day is the previous Business Day’s Index Value of the Bloomberg US Agg Credit Index - Yield to Worst rate (Ticker: LUCRYW).

MVA Factor

The MVA factor is a percentage used to calculate the MVA amount and is based on a formula that takes into account the change in the MVA reference rate and the amount of time remaining in the MVA Period.

The MVA factor is as follows:

Where:

i = MVA reference rate on the Contract Date

j = current MVA reference rate

k = MVA Period x ( [number of full and partial years remaining in the MVA Period / MVA Period]m)

m= MVA Exponent = 0.5

MVA Amount

The MVA amount for each Segment is equal to the MVA factor multiplied by the dollar amount of the proxy value of the hypothetical fixed assets for that Segment. The total MVA amount is the sum of the MVA amounts for each Segment.

Examples

As the examples below demonstrate, the application of an MVA will either increase or decrease the surrender amount or the amount applied to Annuity Payments.

Assumptions:

You purchase a contract with a $100,000.00 purchase payment; and

You select the three year surrender charge option; and

You allocate 100% of the purchase payment to one Indexed Account; and

The MVA reference rate on the Contract Date is 4.50%.

Example 1: After six months, the current MVA reference rate is 4.00% and the proxy value of the hypothetical fixed assets is $90,000.00. A decrease in the reference rate will result in a positive MVA and increase the surrender amount or the amount applied to Annuity Payments.

MVA Amount for the Segment

k = 3 x ( [2.5 / 3]0.5) = 2.738613

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MVA = proxy value of the hypothetical fixed assets x MVA Factor = $90,000.00 x 0.013221 = $1,189.93

Example 2: After nine months, the current MVA reference rate is 5.00% and the proxy value of the hypothetical fixed assets is $95,000.00. An increase in the reference rate will result in a negative MVA and decrease the surrender amount or the amount applied to Annuity Payments.

MVA Amount for the Segment

k = 3 x ( [2.25 / 3]0.5) = 2.598076

MVA = proxy value of the hypothetical fixed assets x MVA Factor = $95,000.00 x -0.012325 = -$1,170.85

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Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our General Account as well as the Separate Account.

For detailed information on the agency ratings given to RiverSource Life, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M.	www.ambest.co

Moody’	www.moodys.co

Standard &	www.standardandpoors.co

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

Principal Underwriter

[To be updated by amendment]

RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which are offered on a continuous basis. Its principal business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). RiverSource Distributors is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc. The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life in 2022 was $[   ]; in 2023 was $[  ]; and in 2024 was $[  ]. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 included in this Statement of Additional Information have been audited by [     ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. [     ] provides accounting and auditing services to RiverSource Life. The principal business address of [     ] is [    ].

Financial Statements

[To be updated by amendment]

Changes in and Disagreements with Accountants

None.

16

PART C – OTHER INFORMATION
Item 27. Exhibits
(a)	(i)
Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted
December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated by reference.

(b)		Not applicable.
(c)
Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life
Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable
Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable
Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

(d)	(i)
Copy of Single Purchase Payment Deferred Annuity Contract and Data Pages, filed as Exhibit 4.1 to Registration
Statement on Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

	(ii)	Copy of Segment Value Endorsement No. 117866, filed as Exhibit 4.2 to Registration Statement on Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.
(iii)
Copy of Contingent Return Crediting Methods Endorsement No. 1117861, filed as Exhibit 4.3 to Registration Statement on Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

(iv)
Copy of Dual Directional Crediting Method Endorsement No.117862, filed as Exhibit 4.4 to Registration Statement on
Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

(v)
Copy of Income Choice Crediting Method Endorsement No.117863, filed as Exhibit 4.5 to Registration Statement on
Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

(vi)
Copy of Annual Lock Crediting Method Endorsement No.117864, filed as Exhibit 4.6 to Registration Statement on Form
S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

	(vii)	Copy of Floor Crediting Method Endorsement No.117865, filed as Exhibit 4.7 to Registration Statement on Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.
(viii)
Copy of Maximum Anniversary Value Death Benefit Rider No.117867 and data pages, filed as Exhibit 4.8 to Registration
Statement on Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

(ix)
Copy of Return of Purchase Payment Death Benefit Rider No.117868 and data pages, filed as Exhibit 4.9 to Registration
Statement on Form S-3, File No. 333-273966, filed on or about Aug.14, 2023 is incorporated by reference.

(x)
Form of Simple IRA Annuity Endorsement (form 131063) filed as Exhibit 4.13 to Post-Effective Amendment No.  14 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on April  28, 2003, is
incorporated by reference.

(xi)
Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed as Exhibit 4.14 to Post-Effective
Amendment No. 17 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No.  33-28976, on
April 23, 2003, is incorporated herein by reference.

(xii)
Form of Roth IRA Annuity Endorsement (form 131062) filed as Exhibit 4.15 to Post-Effective Amendment No.  17 to the
Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April  23, 2003, is
incorporated herein by reference.

(e)		Application?
(f)	(i)	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.
(ii)
Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated by reference.

(iii)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as
Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

(g)		Not applicable.
(h)		Not applicable.

(i)	Not Applicable.
(j)	Not applicable.
(k)**	Opinion of counsel and consent to its use as the legality of the securities being registered will be filed by amendment.
(l)**	Consent of Independent Registered Public Accounting Firm will be filed by amendment.
(m)	Not applicable.
(n)	Not applicable.
(o)	Form of Initial Summary Prospectus is filed electronically herewith.
(p)	Power of Attorney to sign Amendment to this Registration Statement, dated Sept. 24, 2024, is filed electronically herewith.
** To be filed by amendment
Item 28. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Stephen P. Blaske		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Sherman, Kara D.		Director
Stephen R. Wolfrath		Director, Vice President – Insurance and Annuities Product Development and Management
John R. Hutt		Director
Brian E. Hartert		Chief Financial Officer
Paula J. Minella		Secretary
Gregg L. Ewing		Vice President and Controller
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware

Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise Installment Financing, LLC	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP GP, LLC	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[4]	Texas
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[5]	Texas
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware

Parent Company /Subsidiary Name	Jurisdiction
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP St. Albans Investors GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
Lionstone VA Five, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) plc	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
F&C (CI) Limited	England & Wales
Columbia Threadneedle Luxembourg S.A.6†	Luxembourg
Columbia Threadneedle Netherlands B.V.	Netherlands
F&C Alternative Investments (Holdings) Limited	England & Wales
F&C Ireland Limited	Ireland
Columbia Threadneedle Treasury Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP6	Scotland
Columbia Threadneedle PE Co-Investment FP LP6	Scotland
Columbia Threadneedle Real Estate Partners LLP[7]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
Columbia Threadneedle REP (Corporate Services) Limited	England & Wales
F&C REIT Corporate Finance Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management plc	England & Wales
FOSCA II Manager S.à.r.l.	Luxembourg
Columbia Threadneedle REP Property Management Limited	England & Wales
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP6	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP6	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C Equity Partners Limited	England & Wales
F&C European Capital Partners (Founder Partner) LP6	Scotland

Parent Company /Subsidiary Name	Jurisdiction
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Finance Limited	England & Wales
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager Limited	England & Wales
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[8]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Farnborough (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Tandem Property (GP) Limited	England & Wales
Sackville TPEN Property (GP) Limited	England & Wales
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV Nominee (7) Limited	England

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select IV Nominee (8) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Sackville UKPEC3 Croxley (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Unit Trust Manager Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%)
5
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
6
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
7
Columbia ThreadneedleTreasury Limited holds 1 unit
8
One-third of this entity is owned by American Express Travel Related Services
Item 30. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Janz, Sara S.	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Jason S. Bartylla	Chief Financial Officer
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$________	None	None	None

Item 31A. Information about Contracts with Indexed-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index and/or Fixed Option Subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
RiverSource Structured Solutions 2 annuity						No.
(b) Current limits on Index gains in effect for each Indexed-Linked Option during the 12 months ending on Dec.31, 2024.
(To be filed by Amendment)
Item 32. Location of Accounts and Records
Not applicable
Item 33. Management Services
Not applicable.
Item 34. Undertakings
RiverSource Life Insurance Company undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
Additional Representations
RiverSource Life Insurance Company is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the RiverSource Life Insurance Company has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on December 27, 2024.
RiverSource Life Insurance Company
(Insurance Company)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on December 27, 2024.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian E. Hartert	Chief Financial Officer (Chief Financial Officer)
Brian E. Hartert
/s/ Gene R. Tannuzzo	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
/s/ Stephen R. Wolfrath	Director, Vice President-Insurance and Annuities Product Development and Management
Stephen R. Wolfrath
/s/ John R. Hutt	Director
John R. Hutt
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated Sept. 25, 2024 filed electronically herewith, by:
/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF Post-Effective Amendment No. 1
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource Structured Solutions 2 annuity
 PART B.
The Statement of Additional Information and Financial Statements for RiverSource Life Insurance Company is filed electronically herewith.
Part C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
(o)	Form of Initial Summary Prospectus
(p)	Power of Attorney